The Penn Mutual Life Insurance Company

Variable Annuity Account I

Audited Financial Statements

as of December 31, 2024

and for the periods presented

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Penn Mutual Life Insurance Company and the Contract Owners of Penn Mutual Variable Annuity Account I

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Large Growth Stock Fund (the “Subaccount”) of Penn Mutual Variable Annuity Account I as of December 31, 2024, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Subaccount of Penn Mutual Variable Annuity Account I as of December 31, 2024, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Subaccount’s management. Our responsibility is to express an opinion on the financial statements of the subaccounts of Penn Mutual Variable Annuity Account I based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the subaccount of Penn Mutual Variable Annuity Account I in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2024 by correspondence with the custodian, the transfer agents of the investee mutual funds and broker. We believe that our audits provide a reasonable basis for our opinions.

Philadelphia, PA

April 15, 2025

We have served as the auditor of the subaccount of Penn Mutual Variable Annuity Account I since 2004.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT I

STATEMENT OF ASSETS AND LIABILITIES — DECEMBER 31, 2024

Large Growth Stock Fund
Assets:
Investments at fair value	$284,555
Receivables for securities sold	6

Liabilities:
Due to The Penn Mutual Life Insurance Company	—

Payable for securities purchased	—

Total Net Assets	$284,561
TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Variable Annuity Account I	$284,561

Accumulation of Unit Values:
Variable Annuity Account I	704.52

Number of Shares	2,975
Cost of Investments	$43,927

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT I

STATEMENT OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2024

Large Growth Stock Fund
Investment Income:
Dividends	$—

Expense:
Mortality and expense risk charge	2,580

Net investment gain (loss)	(2,580)

Net Realized and Unrealized Gain (Loss) on Investments:
Realized gain (loss) from redemptions of fund shares	122,787

Net realized gain (loss) from redemptions of fund shares	122,787
Net change in unrealized gain (loss) of investments	(38,700)

Net realized and unrealized gain (loss) on investments	84,087

Net increase (decrease) in net assets resulting from operations	$81,507

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	Large Growth Stock Fund
	2024	2023
Increase in Net Assets:
Operations:
Net investment gain (loss)	$(2,580)	$(2,447)
Net realized gain (loss) from redemptions of fund shares	122,787	53,265
Net change in unrealized gain (loss) of investments	(38,700)	72,537

Net increase (decrease) in net assets resulting from operations	81,507	123,355

Annuity Activities:
Purchase payments under variable annuity contracts	—	—
Net transfers	1,638	(836)
Surrender benefits	(152,025)	(70,545)
Annuity benefits	—	—

Net decrease in net assets resulting from annuity activities	(150,387)	(71,381)

Total increase (decrease) in net assets	(68,880)	51,974
Net Assets:
Beginning of year	353,441	301,467

End of year	$284,561	$353,441

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT I

Notes to Financial Statements—December 31, 2024

Note 1. Organization

Penn Mutual Variable Annuity Account I (“Account I”) was established by The Penn Mutual Life Insurance Company (“Penn Mutual”) under the provisions of the Pennsylvania Insurance Law. Account I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Account I offers units to variable annuity contracts to provide for accumulation of value and for the payment of annuities. Account I is no longer offered to new contract owners. Under applicable insurance law, the assets and liabilities of Account I are legally segregated from Penn Mutual’s other assets and liabilities.

Note 2. Significant Accounting Policies

The preparation of the accompanying financial statements and notes are in accordance with accounting principles generally accepted in the United States of America, which requires management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and annuity activities during the reporting period. Actual results could differ with those estimates. The significant accounting policies of Account I are as follows:

Investment — The investment in shares of the Large Growth Stock Fund of Penn Series Funds, Inc., an affiliate of Penn Mutual, is carried at fair market value as determined by the underlying net asset value of the Large Growth Stock Fund. The resulting net unrealized gains (losses) are reflected in the Statement of Operations. Dividend income and realized gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on a trade date basis. Realized gains (losses) from securities transactions are determined for federal income tax and for financial reporting purposes on the FIFO cost basis.

The amounts shown as receivable for securities sold and payable for securities purchased on the Statements of Net Assets reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the contract owners’ instructions on the first business day subsequent to the close of the period presented.

All dividend distributions received from Large Growth Stock Fund (the “Underlying Fund”) are reinvested in additional shares of this Fund and are recorded by Account I on the ex-dividend date. The Penn Series Funds may utilize consent dividends to effectively distribute income for income tax purposes. Account I consents to treat these amounts as dividend income for tax purposes although they are not paid by the Underlying Fund. Therefore, no dividend income is recorded in the statements of operations related to such consent dividends. For the year ended December 31, 2024, the consent dividend in Account I was $21,085.

Federal Income Taxes — The operations of Account I are included in the federal income tax return of Penn Mutual, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, Penn Mutual does not expect to incur federal income taxes on the earnings of Account I to the extent the earnings are credited under the contracts. Based on this, there is no charge to Account I for federal income taxes. Penn Mutual will review, as needed, the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Under the provisions of Section 817(h) of the IRC, a variable annuity contract will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. Account I satisfies the current requirements of the regulations, and Penn Mutual intends that Account I will continue to meet such requirements.

FAIR VALUE MEASUREMENT — Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. The inputs to valuation techniques used to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest

Note 2. Significant Accounting Policies (continued)

priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement. Account I has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1 — Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers. iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 — Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. In circumstances where prices from pricing services are reviewed for reasonability but cannot be validated to observable market data as noted above, these security values are recorded in Level 3 in our fair value hierarchy.

Level 3 — Fair value is based on significant inputs that are unobservable for the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Prices may also be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on Penn Mutual’s understanding of the market.

The fair value of all the investments in Account I listed above, are at net asset values and the investments are considered actively traded and fall within Level 1.

Note 3. Purchases and Sales of Investments

The following table shows aggregate cost of shares purchased and proceeds of shares sold for each fund or portfolio for the period ended December 31, 2024:

	Purchases	Sales
Large Growth Stock Fund	—	$152,980

Note 4. Related Party Transactions and Contract Charges

Account I is charged for mortality and expense risks assumed by the Penn Mutual as determined daily at an annual rate of 0.75% of the average value of Account I, and is reflected as a reduction in the unit value.

Penn Mutual received $2,580 and $2,447 from Account I for the years ended December 31, 2024 and 2023, respectively, for mortality and expense risk charges. Additionally, the Large Growth Stock Fund pays Penn Mutual and its affiliates fees for investment advisory and administrative services.

Premium taxes on purchase payments are withdrawn from payments prior to the purchase of units. Currently, state premium taxes on purchase payments range from 0.00% to 4.00%.

Note 5. Accumulation Units

	December 31, 2024			December 31, 2023
Subaccount	Units Issued	Units Redeemed	Ending Unit Balance	Units Issued	Units Redeemed	Ending Unit Balance
Large Growth Stock Fund	—	(239)	404	—	(159)	643

Note 6. Financial Highlights

Account I is a funding vehicle for a number of variable life products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns. The Net Assets calculation in the table below excludes the accrual balance related to the “Due to The Penn Mutual Life Insurance Company” line in the Statement of Assets and Liabilities.

The following table was developed by determining which products offered within Account I have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered within Account I as contract owners may not have selected all available and applicable contract options.

	January 1, 2024	December 31, 2024			For the Year ended December 31, 2024
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Large Growth Stock Fund	549.61	404	$704.52	$284,561	—	0.75	28.19

	January 1, 2023	December 31, 2023			For the Year ended December 31, 2023
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Large Growth Stock Fund	375.91	643	$549.61	$353,455	—	0.75	46.21

	January 1, 2022	December 31, 2022			For the Year ended December 31, 2022
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Large Growth Stock Fund	626.16	802	$375.91	$301,473	—	0.75	(39.97)

	January 1, 2021	December 31, 2021			For the Year ended December 31, 2021
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Large Growth Stock Fund	$541.83	880	$626.16	$551,169	—	0.75	15.56

	January 1, 2020	December 31, 2020			For the Year ended December 31, 2020
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Large Growth Stock Fund	$398.53	948	$541.83	$513,486	—	0.75	35.96

*

This ratio represents the dividends, excluding distributions of capital gains, received by the subaccount within Account I, net of management fees and expenses assessed by the fund manager, divided by the average assets of the subaccount. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reduction in the unit value. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests and, to the extent the underlying fund utilizes consent dividend rather than paying dividends in cash or reinvested shares, Account I does not record investment income.

**

This ratio represents the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for the period indicated. This ratio includes only those expenses that result in a direct reduction to unit value. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying subaccount are excluded.

***

This ratio represents the total return for the period indicated, including changes in the value of the underlying subaccount, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated through the end of the reporting period.

Note 7. Subsequent Events

Management has evaluated events subsequent to December 31, 2024 and through the Account I Financial Statement date of issuance of April 15, 2025.

PM8677 05/25

The Penn Mutual Life Insurance Company

 2024 Statutory Financial Statements

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103-7042 T: (267) 330 3000, www.pwc.com/us

Report of Independent Auditors

To the Board of Trustees of

The Penn Mutual Life Insurance Company

Opinions

We have audited the accompanying statutory financial statements of The Penn Mutual Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities and surplus as of December 31, 2024, and 2023, and the related statutory statements of income, changes in surplus, and of cash flows for the years then ended, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2024, and 2023, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Pennsylvania Insurance Department described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2024, and 2023, or the results of its operations or its cash flows for the years then ended.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Pennsylvania Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Pennsylvania Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.[10]

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Philadelphia, Pennsylvania

February 20, 2025

($ in Thousands)

Statements of Admitted Assets, Liabilities and Surplus

As of December 31,	2024	2023

ADMITTED ASSETS
Bonds	$18,137,108	$14,731,578
Stocks:
Preferred	57,988	47,867
Common — affiliated	1,095,726	1,004,684
Common — unaffiliated	15,494	70,420
Real estate	10,350	28,249
Policy loans	1,136,960	859,986
Cash and short-term investments	387,909	464,241
Alternative assets	1,089,817	1,105,180
Derivatives	1,350,153	1,271,132
Other invested assets	636,611	1,231,889

TOTAL INVESTMENTS	23,918,116	20,815,226

Investment income due and accrued	212,366	198,372
Premiums due and deferred	167,669	160,145
Deferred tax asset	213,512	203,156
Corporate owned life insurance	299,426	244,248
Amounts recoverable from reinsurers	9,955	51,551
Other assets	430,826	253,197
Separate account assets	8,774,945	8,803,569

TOTAL ASSETS	$34,026,815	$30,729,464

LIABILITIES
Reserves and funds for payment of insurance and annuity benefits	$16,842,581	$14,138,339
Dividends to policyholders payable in the following year	267,090	202,919
Policy claims in process	117,402	116,712
Interest maintenance reserve	—	11,987
Asset valuation reserve	327,038	345,042
Drafts outstanding	42,438	45,991
Funds held under coinsurance	1,643,193	1,894,475
Federal income taxes payable	83,803	—
Other liabilities	613,581	688,887
Derivatives	1,422,829	1,617,001
Separate account liabilities	8,774,945	8,803,569

TOTAL LIABILITIES	30,134,900	27,864,922

CAPITAL AND SURPLUS
Surplus notes	891,807	891,456
Unassigned surplus	3,000,109	1,973,086

TOTAL CAPITAL AND SURPLUS	3,891,916	2,864,542

TOTAL LIABILITIES AND CAPITAL AND SURPLUS	$34,026,816	$30,729,464

The accompanying notes are an integral part of these financial statements.

2024 Statutory Financial Statements	Page 1

($ in Thousands)

Statements of Income

For the Years Ended December 31,	2024	2023

REVENUE
Premium and annuity considerations	$834,127	$1,568,675
Net investment income	1,214,685	869,516
Reserve adjustments on reinsurance ceded	1,426,117	502,200
Other revenue	687,643	473,063

TOTAL REVENUE	4,162,572	3,413,454

BENEFITS AND EXPENSES
Benefits paid to policyholders and beneficiaries	1,874,530	1,430,834
Increase in reserves for payment of future insurance and annuity benefits	2,316,184	1,433,743
Commissions	229,714	227,468
Operating expenses	324,595	344,391
Other expenses	144,118	88,463
Net transfers to or (from) separate accounts	(862,984)	(442,261)

TOTAL BENEFITS AND EXPENSES	4,026,157	3,082,638

GAIN FROM OPERATIONS BEFORE DIVIDENDS AND FEDERAL INCOME TAX BENEFIT	136,415	330,816

Dividends to policyholders	278,121	207,053

(LOSS)/GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAX BENEFIT	(141,706)	123,763

Federal income tax benefit	(52,735)	(30,413)

(LOSS)/GAIN FROM OPERATIONS	(88,971)	154,176

Net realized capital gains, net of tax	943,872	8,978

NET INCOME	$854,901	$163,154

The accompanying notes are an integral part of these financial statements.

Page 2	The Penn Mutual Life Insurance Company

($ in Thousands)

Statements of Changes in Surplus

For the Years Ended December 31,	2024	2023

SURPLUS
Surplus, beginning of year	2,864,542	2,649,813
Net income	854,901	163,154
Change in:
Reinsurance	(103,817)	(19,447)
Asset valuation reserve	18,004	(5,695)
Net unrealized capital gains/(losses), net of tax	159,748	(29,822)
Net deferred income tax	99,931	(74,132)
Funded status of postretirement plans, net of tax	34,933	1,480
Surplus notes	351	326
Valuation basis	—	216,831
Nonadmitted assets	(36,677)	(37,966)

Surplus, end of year	$3,891,916	$2,864,542

The accompanying notes are an integral part of these financial statements.

2024 Statutory Financial Statements	Page 3

($ in Thousands)

Statements of Cash Flows

For the Years Ended December 31,	2024	2023

OPERATIONS
Premium and annuity considerations	$2,437,609	$2,427,959
Net investment income	1,311,250	932,334
Other revenue	278,396	267,668

CASH PROVIDED BY OPERATIONS	4,027,255	3,627,961

Benefits paid	2,308,034	1,684,407
Commissions and operating expenses	613,338	620,960
Net transfers from separate accounts	(848,158)	(439,498)
Dividends to policyholders	17,006	15,115
Taxes refunded on operating income and realized investment losses	47,177	(28,339)

CASH USED IN OPERATIONS	2,137,397	1,852,645

NET CASH PROVIDED BY OPERATIONS	1,889,858	1,775,316

INVESTMENT ACTIVITIES
Investments sold, matured or repaid:
Bonds	5,162,763	1,532,520
Preferred and common stocks	119,009	36,957
Alternative assets, real estate and other invested assets	169,865	15,849
Other	2,360,000	—
Derivatives	385,899	15,363
Miscellaneous proceeds	(373,899)	3,937

NET PROCEEDS FROM INVESTMENTS SOLD, MATURED OR REPAID	7,823,637	1,604,626

Cost of investments acquired:
Bonds	9,080,289	2,695,461
Preferred and common stock	146,392	82,384
Alternative assets, real estate and other invested assets	388,911	152,759
Derivatives	(6,446)	35,545
Miscellaneous applications	403,866	(34,893)

TOTAL COST OF INVESTMENTS ACQUIRED	10,013,012	2,931,256

Net increase in policy loans	(251,235)	(282,531)

NET CASH (USED IN) INVESTMENT ACTIVITIES	(2,440,610)	(1,609,161)

FINANCING AND MISCELLANEOUS
Net (withdrawals)/deposits on deposit-type contracts	390,704	(24,694)
Other cash applied, net	83,716	(53,249)

NET CASH (USED IN)/PROVIDED BY FINANCING AND MISCELLANEOUS	474,420	(77,943)

NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS	(76,332)	88,212

Cash and short-term investments:
Beginning of year	464,241	376,029

End of year	$387,909	$464,241

Supplemental Disclosure of Cash Flow Information for Non-Cash Transactions:
Non-cash acquisitions	$(42,029)	$(4,817)
Premiums paid from benefits, dividends, policy loans and waivers	$262,938	$206,092
Common stock acquired as a return of capital/dividend	$8,697	$8,697
Non-cash disposals	$46,140	$23,196
Reinsurance emerging earnings	$269,798	$19,447

The accompanying notes are an integral part of these financial statements.

Page 4	The Penn Mutual Life Insurance Company

($ in Thousands)

Notes to Financial Statements

Note 1. NATURE OF OPERATIONS AND BASIS OF PRESENTATION

NATURE OF OPERATIONS The Penn Mutual Life Insurance Company (the “Company” or “PML”) is a mutual life insurance company domiciled in Pennsylvania, that concentrates primarily on the sale of individual life insurance and annuity products. The primary products that the Company currently markets are traditional whole life, one year non-renewable and level term, variable universal life, immediate annuities and deferred annuities, both fixed and variable. The Company markets its products through a network of closely affiliated and independent financial professionals. The Company is licensed to write business in forty-nine states and the District of Columbia.

BASIS OF PRESENTATION The accompanying financial statements of the Company have been prepared in conformity with the National Association of Insurance Commissioner’s (“NAIC”) Practices and Procedures manual and with statutory accounting practices prescribed or permitted by the Pennsylvania Insurance Department (collectively “SAP” or “statutory accounting principles”). Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company currently has no permitted practices.

Statutory accounting principles are different in some respects from U.S. Generally Accepted Accounting Principles (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows:

(a)

certain acquisition costs, such as commissions and other variable costs, that are directly related to the successful acquisition of new business, are charged to current operations as incurred, whereas GAAP would generally capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over the premium payment period;

(b)

statutory policy reserves are based upon the Commissioners’ Reserve Valuation Method (“CRVM”) or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity and interest assumptions;

(c)	bonds are generally carried at amortized cost, whereas GAAP would generally report bonds at fair value;
(d)	undistributed earnings from alternative assets are included in unrealized gains and losses, whereas GAAP would treat these changes as net investment income;
(e)

deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas GAAP would generally include the change in deferred taxes in net income;

(f)

payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances;

(g)	assets are reported at “admitted asset” value and “nonadmitted assets” are excluded through a charge against surplus, whereas GAAP would record these assets net of any valuation allowance;
(h)

majority-owned subsidiaries are accounted for using the equity method. The Penn Insurance and Annuity Company (“PIA”), Vantis Life Insurance Company (“Vantis”), The Penn Insurance and Annuity Company of New York (“PIANY”), Janney Montgomery Scott, LLC (“JMS”) through November 29, 2024, Hornor Townsend & Kent, LLC (“HTK”), Penn Mutual Asset Management, LLC (“PMAM”) and 1847 Insurance Captive, LLC (“1847IC”) are admitted assets. 1847 Select Ventures, LLC (“1847SV”) and 1847 Financial, LLC (“1847Fin”) are non-admitted assets. Under GAAP, these majority-owned subsidiaries would be consolidated;

(i)

the Company’s investment in Penn Mutual Asset Management Multi-Series Funds Series A and B and the Penn Mutual AM Strategic Income Fund (collectively “PMAM’s Private Funds/PMUBX”) is accounted for using the equity method. Under GAAP, the Company’s investment would be treated as a variable interest entity and consolidated, with noncontrolling interest portions separately reported.

(j)

surplus notes are reported in surplus, whereas GAAP would report these notes as debt. Costs associated with the issuance of these notes are expensed, whereas GAAP would capitalize these expenses and amortize them into income over the life of the notes;

(k)	reinsurance reserve credits are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts, whereas GAAP would report these balances as an asset;

2024 Statutory Financial Statements	Page 5

($ in Thousands)

(l)

an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the carrying value of stocks, real estate investments, partnerships, limited liability companies (“LLCs”), low income housing tax credit (“LIHTC”) investments and certain credit related derivative instruments as well as credit-related declines in the value of bonds, whereas GAAP would not record this reserve;

(m)	changes in the fair value of unaffiliated common stock are recorded as changes in surplus, whereas GAAP recognizes the changes through realized capital gains/(losses);
(n)	changes in fair value of perpetual preferred stock are recorded as changes in surplus, whereas GAAP recognizes the changes through realized capital gains/(losses);
(o)

after-tax realized capital gains and losses that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold, whereas GAAP would report these gains and losses as revenue at time of sale;

(p)

changes in the fair value of the derivative financial instruments are recorded as changes in surplus, unless deemed an effective hedge when it is carried at amortized cost with no resulting changes in fair value. Changes in fair value for GAAP would be reported as income for ineffective cash flow hedges and effective fair value hedges; changes in fair value for GAAP would be reported as other comprehensive income for effective cash flow hedges;

(q)

comprehensive income is not presented, whereas GAAP would present changes in unrealized capital gains and losses, changes in funded status of pension and postretirement plans and foreign currency translations as other comprehensive income;

(r)

embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately;

(s)	policyholder dividends are recognized when declared, whereas GAAP would recognize these over the term of the related policies;
(t)	investments in Federal Home Loan Bank stock are reported as an investment in common stock, unaffiliated, whereas GAAP would report these within other invested assets.

RECLASSIFICATIONS Certain prior year amounts have been reclassified to conform to current year presentation. These reclassifications had no impact on capital and surplus or net income in the prior year.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses during the reporting periods. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material reported amounts and disclosures that require extensive use of estimates are:

◇	Carrying value of certain invested assets and derivatives
◇	Liabilities for reserves and funds for payment of insurance and annuity benefits
◇	Accounting for income taxes and valuation of deferred income tax assets and liabilities and unrecognized tax benefits
◇	Litigation and other contingencies
◇	Pension and other postretirement and postemployment benefits

INVESTMENTS Bonds with an NAIC designation of 1 to 5 are valued at amortized cost. All other bonds are valued at the lower of cost or fair value. Fair value is determined using an external pricing service or management’s pricing models.

For fixed income securities that do not have a fixed schedule of payments and where market valuations are not readily available, the effect on amortization or accretion is revalued periodically based on the current estimated cash flows. Prepayment assumptions are based on borrower constraints and economic incentives such as original term, age and coupon of the loan as affected by the interest rate environment. Cash flow assumptions for

Page 6	The Penn Mutual Life Insurance Company

($ in Thousands)

structured securities are obtained from broker dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

Preferred Stock Highest-quality, high-quality or medium quality redeemable preferred stock (NAIC designations 1 to 3) shall be valued at amortized cost. All other redeemable preferred stocks (NAIC designations 4 to 6) shall be reported at the lower of amortized cost or fair value. Perpetual preferred stock shall be valued at fair value, not to exceed any currently effective call price. Fair value is determined using an external pricing service or management’s pricing model.

Common Stock of the Company’s insurance affiliates are carried at their underlying audited statutory surplus on the Statements of Admitted Assets, Liabilities, and Surplus.

Unaffiliated common stock is carried at fair value. The investment in capital stock of the Federal Home Loan Bank of Pittsburgh (“FHLB-PGH”) is carried at par, which approximates fair value.

Dividends are recognized in net investment income on the ex-dividend date. Other changes in the carrying value of affiliates are recognized as changes in unrealized gains or losses in surplus.

Real Estate is carried at depreciated cost. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Policy Loans are carried at the aggregate balance of unpaid principal and capitalized interest.

Cash, Cash Equivalents and Short-Term Investments Cash equivalents include investments purchased with maturities of three months or less and money market mutual funds. Short-term investments, which are carried at amortized cost and approximate fair value, consist of investments purchased with maturities greater than three months and less than or equal to 12 months.

Alternative Assets consist primarily of limited partnerships. The Company accounts for the value of its investments at their underlying GAAP equity. Dividends and income distributions from limited partnerships are recorded as investment income. Undistributed earnings are included in the unrealized gains and losses balance and are reflected in surplus, net of deferred taxes. Distributions that are recorded as a return of capital reduce the carrying value of the limited partnership investment. Due to the timing of the valuation data received from the partnership, these investments are reported in accordance with the most recent valuations received, which are primarily on a one quarter lag.

Derivatives The Company may utilize derivative financial instruments in the normal course of business to manage risk, in conjunction with its management of assets and liabilities and interest rate risk. The accounting treatment of specific derivatives depends on whether the financial instrument is designated and qualifies as a highly effective hedge. Derivatives used in hedging transactions that meet the criteria of a highly effective hedge are reported and valued in a manner that is consistent with the instrument being hedged. The change in fair value of these derivatives is recognized as an unrealized capital gain/(loss) until they are closed, at which time they are recorded in realized capital gains/(losses). Derivatives used in risk management transactions that do not meet the criteria of an effective hedge are accounted for at fair value, with changes in fair value recorded in unrealized capital gains/(losses). Derivatives with a positive fair value or carrying value are reported as admitted assets. Derivatives with a negative fair value or carrying value are reported in Other liabilities. Realized gains and losses that are recognized upon termination or maturity of the derivatives used in economic hedges of interest rate and currency risk of the fixed income portfolio, regardless of accounting treatment, are transferred, net of taxes, to the IMR. All other realized gains and losses are recognized in net income upon maturity or termination of the derivative contracts.

During 2023, the Company purchased certain interest rate swaps that qualify for hedge accounting. These swaps are used to hedge the impact of changing interest rates on the value of specific municipal bonds.

2024 Statutory Financial Statements	Page 7

($ in Thousands)

The Company may enter into interest rate swaps, total return swaps, inflation swaps, financial futures and equity options to hedge risks associated with the offering of equity market-based guarantees in the Company’s annuity and indexed universal life insurance product portfolio that do not meet the criteria of an effective hedge.

The Company may enter into interest rate caps, credit default swaps, and interest rate swaps, that are carried at fair value. The Company may use interest rate caps and payer swaps, a type of interest rate swap, to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security.

Receiver swaps, a type of interest rate swap, protect the Company from credit risk in the fixed income portfolio. These do not meet the criteria of an effective hedge.

Investment income is recorded on an accrual basis. Amounts payable or receivable under total return, currency, credit default, interest rate and inflation swap agreements are recognized as investment income or expense when incurred. The Company does not engage in derivative financial instrument transactions for speculative purposes.

Other Invested Assets The Company invests in LIHTC investments, which generate tax credits for investing in affordable housing projects. Investments in LIHTC are included in other invested assets and are accounted for under the proportional amortized cost method. The delayed equity contributions for these investments are unconditional and legally binding and therefore, have been recognized as a liability.

Other invested assets also include notes receivable carried at book value from PMAM, JMS (only at year ended December 31, 2023) and 1847SV along with receivables for unsettled investment transactions.

OTTI EVALUATION Bonds, mortgage-backed and asset-backed securities The Company considers an impairment to be other-than-temporary if: (a) the Company’s intent is to sell, (b) the Company will more likely than not be required to sell, (c) the Company does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis, or (d) the Company does not expect to recover the entire amortized cost basis. The Company conducts a periodic management review of all bonds including those in default, not-in-good standing, or otherwise designated by management. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value, default rates, delinquency rates, percentage of nonperforming loans, prepayments and severities. If the impairment is other-than-temporary, the non-interest loss portion of the impairment is recorded through realized losses and the interest related portion of the loss is disclosed in the notes to the financial statements.

The non-interest portion is determined based on the Company’s “best estimate” of future cash flows discounted to a present value using the appropriate yield. The difference between the present value of the best estimate of cash flows and the amortized cost is the non-interest loss. The remaining difference between the amortized cost and the fair value is the interest loss.

Equity Securities OTTI — The Company will impair any lot of equity securities in an unrealized loss position for more than 12 consecutive months by more than 10%. Any such impairments are accounted for as a realized loss.

Alternative Assets OTTI — The Company’s evaluation for OTTI takes into consideration the remaining life of a partnership and the performance of the underlying assets when evaluating the facts and circumstances surrounding the recovery of the cost for a partnership. Any such impairments are accounted for as a realized loss.

LIHTC OTTI — For LIHTC investments, OTTI is determined by comparing the book value of the investment with the present value of future tax benefits. The investment is written down if the book value is higher than the present value, and the impairment is accounted for as a realized loss.

INVESTMENT INCOME DUE AND ACCRUED Investment income due and accrued consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) bonds delinquent more than 90 days or where collection of interest is improbable; and (c) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

Page 8	The Penn Mutual Life Insurance Company

($ in Thousands)

PREMIUMS DUE AND DEFERRED Deferred premium is the portion of premium not earned at the reporting date, net of loading. Loading is an amount obtained by subtracting the net premium from the gross premium and generally includes allowances for acquisition costs and other expenses. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Uncollected premium is gross premium that is due and unpaid as of the reporting date, net of loading and nonadmitted receivables that are greater than 90 days in age. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income. The deferred and uncollected amounts and loading were as follows at December 31:

	2024				2023

	New	Renewal	Group	Total	New	Renewal	Group	Total
Uncollected premium	$141	$49,174	NA		$1,726	$46,757	NA
Uncollected loading	(139)	(14,103)	NA		(1,681)	(13,722)	NA

Net uncollected	$2	$35,071	$78	$35,151	$45	$33,035	$59	$33,139

Deferred premium	$13,296	$157,267	NA		$20,961	$146,579	NA
Deferred loading	(12,901)	(20,466)	NA		(20,068)	(15,962)	NA

Net deferred	$395	$136,801	$2	$137,198	$893	$130,617	$2	$131,512

Subtotal — gross deferred and uncollected				172,349				164,651
Nonadmitted				(4,680)				(4,506)

Premiums due and deferred , net				$167,669				$160,145

FEDERAL INCOME TAX The Company files a consolidated federal income tax return with its insurance and non-insurance subsidiaries. Each subsidiary’s tax liability or refund is accrued on a separate company basis. The Company reimburses subsidiaries for losses utilized in the consolidated return based on inter-company tax allocation agreements. The provision for federal income taxes is computed in accordance with the section of the Internal Revenue Code applicable to life insurance companies and is based on income that is currently taxable.

Uncertain tax positions (“UTPs”) are established when the merits of a tax position are evaluated against certain measurement and recognition tests. UTP changes are reflected as a component of income taxes. The Company currently has no UTPs.

Deferred income tax assets and liabilities are established to reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. These deferred tax assets or liabilities are measured by using the enacted tax rates expected to apply to taxable income in the period in which the deferred tax liabilities or assets are expected to be settled or realized. Changes in the deferred tax balances are reported as adjustments to surplus. Deferred tax assets in excess of the statutory limits are treated as nonadmitted assets and charged to surplus.

CORPORATE OWNED LIFE INSURANCE The Company purchases life insurance policies on certain officers and employees on which the Company is designated as the beneficiary. The Company recognizes the cash surrender value of the policies as an asset on the Statements of Admitted Assets, Liabilities and Surplus. Changes in the cash surrender value of the policies are recorded as an adjustment to the premiums paid for the insurance coverage, which is recognized as part of interest credited to policyholders within Benefits paid to policyholders and beneficiaries on the Statements of Income and Changes in Surplus.

Included in the total corporate owned life insurance owned by the Company are a block of policies issued by PIA. As of December 31, 2024 and 2023, the cash surrender values of those policies held by the Company were $20,404 and $21,625, respectively.

2024 Statutory Financial Statements	Page 9

($ in Thousands)

The cash surrender values for investments in the corporate owned life insurance are as follow at December 31:

	2024	2023

Equity funds	$119,774	$122,182
Bond funds	—	1,870
Money market funds	157,231	96,601
Other	22,421	23,595

Total	$299,426	$244,248

REINSURANCE In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $10,000 for single life and $20,000 for joint lives effective March 1, 2024. Prior to March 1, 2024, these limits were $7,500 for single life and $10,000 for joint lives.

In addition to excess coverage and coinsurance contracts, the Company also utilizes other forms of reinsurance such as coinsurance funds withheld and coinsurance/modified coinsurance.

Reinsurance does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the risk transfer of its reinsurance contracts and the financial strength of potential reinsurers. The Company regularly monitors the financial condition and ratings of its existing reinsurers to ensure that amounts due from reinsurers are collectible.

Insurance liabilities are reported net of the effects of reinsurance. Estimated reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.

OTHER ASSETS Computer equipment and packaged software is reported at a cost of $83,072 and $82,556, less accumulated depreciation of $81,117 and $79,065 at December 31, 2024 and 2023, respectively. Computer equipment and packaged software is depreciated using the straight-line method over the lesser of its useful life or three years. Depreciation expense on computer equipment and packaged software charged to operations in 2024 and 2023 was $2,063 and $3,065, respectively. Furniture is depreciated on a straight-line basis over the estimated useful lives of the related assets. Leasehold improvements are depreciated over the remaining life of the lease. Building and property improvements are depreciated in accordance with the expected useful life.

Other assets also includes receivables related to federal income taxes, centrally cleared derivative transactions, receivables for collateral remitted to counterparties and amounts due from affiliates under the terms of service agreements.

As of December 31, 2024, the Company had $288,464 of negative (disallowed) IMR in aggregate and in the general account.

As of December 31, 2024, the Company had $288,464 of negative (disallowed) IMR admitted in the general account.

As of December 31, 2024, the calculated adjusted capital and surplus was $3,387,984.

As of December 31, 2024, the percentage of adjusted general capital and surplus for which the admitted disallowed IMR represents was 9%.

The following represents allocated gains/(losses) previously deferred to the IMR from derivatives:

December 31, 2024

Realized capital gains	$—
Realized capital (losses)	(293,830)

Total allocated (losses) to IMR from derivatives	$(293,830)

Page 10	The Penn Mutual Life Insurance Company

($ in Thousands)

SEPARATE ACCOUNT ASSETS AND LIABILITIES The Company has separate account assets and liabilities representing segregated funds administered and invested by the Company primarily for the benefit of variable life insurance policyholders and annuity contractholders. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The Separate accounts have varying investment objectives.

Separate account assets are stated at the fair value of the underlying assets, which are shares of mutual funds. The value of the assets in the Separate accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The liability is reported at contract value and represents the policyholders’ interest in the account and includes accumulated net investment income and realized and unrealized capital gains/(losses) on the assets. The investment income and realized capital gains/(losses) from separate account assets accrue to the policyholders and are not included in the Statements of Income. Mortality, policy administration, surrender charges assessed and asset management fees charged against the accounts are included in other revenue in the accompanying Statements of Income.

The Company issues variable annuity contracts in the separate accounts in which the Company provides various forms of guarantees to benefit the related contract holders called Guaranteed Minimum Death Benefits (“GMDB”), Guaranteed Minimum Accumulated Benefits (“GMAB”), GMAB/Guaranteed Minimum Withdrawal Benefits (“GMWB”), and GMWB with inflation protection. In accordance with guarantees provided, if the investment proceeds in the separate accounts are insufficient to cover the guarantees for the product, the policyholder proceeds will be remitted by the general account.

NONADMITTED ASSETS Assets designated as nonadmitted by the NAIC include furniture, certain electronic data processing equipment, unamortized software, the amount of the deferred tax asset that is in excess of limits prescribed by SAP, benefit plan assets, certain investments in partnerships for which financial audits are not performed, certain other receivables, advances and prepayments, certain negative IMR balances, and uncollected premiums greater than 90 days from the due date. Such amounts are excluded from the Statements of Admitted Assets, Liabilities and Surplus.

RESERVES AND FUNDS FOR THE PAYMENT OF INSURANCE AND ANNUITY BENEFITS Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in-force. Any adjustments that are made to the reserve balances are reflected in the Statements of Income in the year in which such adjustments are made, with the exception of changes in valuation bases that are accounted for as charges or credits to surplus.

Reserves and funds for the payment of future life and annuity benefits are developed using actuarial methods based on statutory mortality and interest requirements. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level, modified preliminary term or CRVM methods using the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary (“CSO”) Mortality and American Experience Tables and assumed interest rates ranging from 2.25% to 4.50%. Reserves for substandard policies are computed using multiples of the respective underlying mortality tables. In 2023, The Company moved to the 2017 CSO mortality table as the underlying mortality basis for all Whole Life business issued from 2017 through 2019. As a result, the Company recognized a change in valuation basis through an adjustment to surplus for $216,831 in 2023. The Company has universal life contracts with secondary guarantee features. The Company establishes reserves according to Actuarial Guideline XXXVIII, unless otherwise noted.

Reserves for Term and Single Life UL with secondary guarantee features are based on the methodology specified by the Life Principle-Based Reserve approach (“VM-20”), starting with 2017 policy issue years. Reserves for Single and Joint Life IUL are based on the same VM-20 methodology starting with 2018 policy issue years. Reserves for all other life insurance products are based on the same VM-20 methodology starting with 2020 policy issue years. VM-20 specifies the final reserve as the greater of the Net Premium Reserve (“NPR”), Deterministic Reserve (“DR”) and Stochastic Reserve (“SR”). The NPR is a formulaic reserve with prescribed assumptions, including the 2017 CSO Mortality Tables. The DR is based on a single path, deterministic projection with prudent estimate assumptions, including margins for uncertainty. The SR is based on the Conditional Tail Expectation 70 (“CTE70”) of 1,000 stochastically generated interest rate return scenarios with prudent estimate assumptions, including margins for uncertainty.

2024 Statutory Financial Statements	Page 11

($ in Thousands)

Reserves for fixed individual annuity contracts are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method using applicable interest rates and mortality tables, primarily on the 1949, 1971, 1983, 2000, and 2012 Individual Annuity Mortality Tables and rates ranging from 1.00% to 13.25%.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices. Surrender values are not promised in excess of the legally computed reserves.

The Company also has deferred variable annuity contracts containing GMDB, GMAB and GMWB features. The Company establishes reserves according to the methodology specified by Principle-Based Reserves for Variable Annuities (“VM-21”).

Reserves for group annuity contracts are developed using accepted actuarial methods computed principally on the 1971 and 1983 Group Annuity Mortality Tables and 1994 Group Annuity Reserving Tables with assumed interest rates ranging from 4.50% to 11.25%. Approximately 1% of reserves use an assumed interest rate greater than 10%.

The Company had $2,042,420 and $1,991,791 as of December 31, 2024 and December 31, 2023, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standards of valuation set by the Commonwealth of Pennsylvania.

The tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular less actual reserves released have been determined by formula.

LIABILITIES FOR DEPOSIT-TYPE CONTRACTS Reserves for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting future cash flows using current market rate.

The tabular interest for funds not involving life contingencies is determined as the change in reserves less funds added during the year less other increases plus funds withdrawn during the year.

POLICYHOLDERS’ DIVIDENDS The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends to be paid to policyholders in the following year. Policyholders’ dividends incurred are recorded in the Statements of Income. Dividends expected to be paid to policyholders in the following year are approved annually by the Company’s Board of Trustees. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses and income tax charges.

POLICY CLAIMS IN PROCESS Policy claims in process include provisions for payments to be made on reported claims and claims incurred but not reported.

INTEREST MAINTENANCE RESERVE The IMR captures the realized capital gains/(losses) that result from changes in the overall level of interest rates and amortizes them into income over the calendar years to expected maturity. At December 31, 2024, the Company maintained a negative IMR of $288,464, an admitted asset in accordance with the NAIC’s newly adopted INT 23-01T guidance, which provides limited-time exception guidance to SSAP No. 7. At December 31, 2023, the Company maintained a positive IMR of 11,987.

ASSET VALUATION RESERVE The AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships, LIHTC investments, and LLCs as well as non-interest related declines in the value of bonds and certain derivatives. The AVR is reported in the Statements of Admitted Assets, Liabilities and Surplus and the change in AVR is reported in the Statements of Changes in Surplus.

DRAFTS OUTSTANDING Drafts outstanding that have not been presented for payment are recorded as a liability.

OTHER LIABILITIES Other liabilities primarily include accruals for general and operating expense, life insurance premiums received in advance of the due date, net transfers due from the separate accounts and liabilities related to postretirement benefit plans in an underfunded position.

Page 12	The Penn Mutual Life Insurance Company

($ in Thousands)

BENEFIT PLANS The Company recognizes a liability for the funded status of defined benefit pension and postretirement plans where the projected benefit obligation exceeds plan assets (underfunded). In 2023, the Company nonadmitted assets for the funded status of defined benefit pension and postretirement plans where the fair value of plan assets exceed the projected benefit obligation (overfunded). With the termination of the funded qualified non-contributory defined benefit pension plan in 2024, the excess plan assets are now funding the Company’s defined contribution plan and are recognized as nonadmitted assets.

CONTINGENCIES Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

RISK-BASED CAPITAL Life insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, minimum amounts of statutory surplus are required to be maintained based on various risk factors related to it. At December 31, 2024, the Company’s surplus exceeds these minimum levels.

SURPLUS NOTES On April 29, 2021, the Company issued a Surplus Note (“2021 Note”) at par with a principal balance of $500,000. The 2021 Note bears interest at 3.80%, and has a maturity date of April 29, 2061. The 2021 Note was issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/ paying agent. Interest on the 2021 Note is scheduled to be paid semiannually on June 15 and December 15 of each year. Interest paid on the 2021 Note was $19,000 and $19,000 for the years ended December 31, 2024 and December 31, 2023, respectively. Total interest paid since the issuance of the 2021 Note is $68,928.

On July 1, 2010, the Company issued a Surplus Note (“2010 Note”) with a principal balance of $200,000, at a discount of $8,440. The 2010 Note bears interest at 7.625%, and has a maturity date of June 15, 2040. The 2010 Note was issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/ paying agent. Interest on the 2010 Note is scheduled to be paid semiannually on March 31 and September 30 of each year. At December 31, 2024 and December 31, 2023, the amortized cost basis of the 2010 Note was $193,542 and $193,322, respectively. Interest paid on the 2010 Note was $15,250 and $15,250 for the years ended December 31, 2024 and December 31, 2023, respectively. Total interest paid since the issuance of the 2010 Note is $232,563.

On June 23, 2004, the Company issued a Surplus Note (“2004 Note”) with a principal balance of $200,000, at a discount of $3,260. The 2004 Note bears interest at 6.65%, and has a maturity date of June 15, 2034. The 2004 Note was issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/paying agent. Interest on the 2004 Note is scheduled to be paid semiannually on April 1 and October 1 of each year. At December 31, 2024 and December 31, 2023, the amortized cost basis of the 2004 Note was $198,265 and $198,134, respectively. Interest paid on the 2004 Note was $13,300 and $13,300 for the years ended December 31, 2024 and December 31, 2023, respectively. Total interest paid since the issuance of the 2004 Note is $282,920.

The recognition of interest expense on surplus notes requires prior approval for payment from the Pennsylvania Insurance Department.

PREMIUM AND RELATED EXPENSE RECOGNITION Life insurance premium revenue is generally recognized as revenue on the gross basis when due from the policyholders under the terms of the insurance contract. Annuity premium on policies with life contingencies is recognized as revenue when received. Both premium and annuity considerations are recorded net of reinsurance premiums. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits. Benefit payments are reported net of the amounts received from reinsurers.

The Company accounts for deposit-type contracts (those that do not subject the Company to mortality or morbidity risk) under the deposit method. Amounts received from and payments to policyholders related to these

2024 Statutory Financial Statements	Page 13

($ in Thousands)

contracts are recorded directly against the related policy reserves. Interest credited to policyholder accounts is reflected in benefits paid to policyholders and beneficiaries. Fees charged to policyholder accounts are reflected in Other revenue.

RESERVE ADJUSTMENTS ON REINSURANCE CEDED Reserve adjustments on reinsurance ceded represent the difference between the reserve increases received from reinsurers and the investment income earned on the assets backing the reserves under reinsurance agreements structured as coinsurance/modified coinsurance reinsurance (“co/modco”).

OTHER REVENUE Other revenue includes commission and expense allowances recognized by the Company pursuant to reinsurance agreements, deferred reinsurance gains, as well as miscellaneous income relating to coinsurance/modified coinsurance/funds withheld reinsurance agreements entered into with third parties. Other revenue also includes fees charged to policyholders.

OTHER EXPENSES Other expenses primarily includes amounts paid to reinsurers relating to interest earned on the funds withheld assets held by the Company under reinsurance agreements structured as funds withheld and co/modco reinsurance.

REALIZED AND UNREALIZED CAPITAL GAINS AND LOSSES Realized capital gains and losses, net of taxes, excludes gains and losses transferred to the IMR. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related derivative activities for derivatives backing assets are transferred to the IMR and amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses, net of deferred federal income taxes, are recorded as a change in surplus.

FEDERAL HOME LOAN BANK BORROWINGS The Company is a member of the FHLB-PGH, which provides access to collateralized advances, collateralized funding agreements and other FHLB-PGH products. Collateralized advances from the FHLB-PGH are classified as borrowed money. Collateralized funding agreements issued to the FHLB-PGH are classified as liabilities for deposit-type funds and are recorded within Reserves and funds for payment of insurance and annuity benefits. FHLB-PGH is a first-priority secured creditor.

The Company’s membership in FHLB-PGH requires the ownership of member stock, and borrowings from FHLB-PGH require the purchase of FHLB-PGH activity based stock in an amount equal to 4% of the outstanding borrowings. All FHLB-PGH stock purchased by the Company is classified as restricted general account investments within Common stock -unaffiliated. The Company’s borrowing capacity is determined by the lesser of the assets available to be pledged as collateral to FHLB-PGH or 10% of the Company’s prior period admitted general account assets. The fair value of the qualifying assets pledged as collateral by the Company must be maintained at certain specified levels of the borrowed amount, which can vary, depending on the nature of the assets pledged. The Company’s agreement allows for the substitution of assets and the advances are pre-payable. Current borrowings are subject to prepayment penalties.

Borrowings from the FHLB-PGH are classified as funding agreements. As of December 31, 2024, there were $300,000 in outstanding borrowings and the maximum borrowed during the year was $1,450,000. As of December 31, 2023, there were $0 in outstanding borrowings and the maximum borrowed during the year was $100,000.

NEW ACCOUNTING STANDARDS

In August 2023, the NAIC adopted INT 23-01T – Disallowed IMR (“INT 23-01T”). INT 23-01T provides optional, limited-term guidance for the assessment of disallowed IMR for up to 10% of adjusted general account capital and surplus. An insurer’s capital and surplus must first be adjusted to exclude certain “soft assets” including net positive goodwill, electronic data processing equipment and operating system software, net deferred tax assets

Page 14	The Penn Mutual Life Insurance Company

($ in Thousands)

and admitted disallowed IMR. An insurer will only be able to admit the negative IMR if the insurer’s risk-based capital is over 300% authorized control level after adjusting to remove the assets described above.

As adopted, negative IMR may be admitted first in the insurer’s general account and then, if all disallowed IMR in the general account is admitted and the percentage limit is not reached, to the separate account proportionately between insulated and noninsulated accounted. If the insurer can demonstrate historical practice in which acquired gains from derivatives were also revered to IMR (as liabilities) and amortized, there is no exclusion for derivative losses. INT 23-01T was adopted by the Company as of December 31, 2024, and will be effective through December 31, 2025. To the extent the Company’s IMR balance is a net negative, the effects of INT 23-01T will be reflected in the Company’s financial position, results of operations, and financial statement disclosures. The Company has adopted this guidance, and the adoption resulted in an admitted disallowed IMR of $288,464 as of December 31, 2024.

The Company has early adopted SSAP94. These revisions, effective December 31, 2024, expanded the scope of SSAP No. 94R to include all state and federal tax credits and provide new guidance on the accounting, recognition, and reporting for state and federal tax credits.

Note 3. INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class (except for U.S. Treasury and U.S. Government guaranteed securities), geographic region, industry group, economic characteristic, investment quality or individual investment.

BONDS AND PREFERRED STOCK The following summarizes the admitted value and estimated fair value of the Company’s investment in bonds and preferred stock as of December 31:

		Gross Unrealized Capital
2024	Admitted Value	Gains	Losses	Estimated Fair Value

US Governments	$1,231,301	$5,404	$25,811	$1,210,894
Other Governments	30,429	—	1,771	28,658
States, Territories and Possessions	33,142	343	829	32,656
Political Subdivisions	200,805	587	19,899	181,493
Special Revenue	916,313	4,284	81,791	838,806
Industrial and Miscellaneous	7,960,107	72,091	592,733	7,439,465
Residential Mortgage-backed Securities	2,061,811	7,649	58,724	2,010,736
Commercial Mortgage-backed Securities	2,299,701	15,430	47,986	2,267,145
Asset-backed Securities	2,898,484	12,644	59,665	2,851,463
Hybrid Securities	484,675	7,327	10,119	481,883
Bank Loans	20,340	17	—	20,357

Total Bonds	18,137,108	125,776	899,328	17,363,556
Preferred Stock	57,988	4,311	6,202	56,097

Total Bonds and Preferred Stock	$18,195,096	$130,087	$905,530	$17,419,653

2024 Statutory Financial Statements	Page 15

($ in Thousands)

		Gross Unrealized Capital
2023	Admitted Value	Gains	Losses	Estimated Fair Value

US Governments	$743,055	$5,629	$28,959	$719,725
Other Governments	6,000	—	421	5,579
States, Territories and Possessions	52,024	795	1,780	51,039
Political Subdivisions	333,437	1,916	39,122	296,231
Special Revenue	1,263,235	12,298	150,093	1,125,440
Industrial and Miscellaneous	6,266,287	96,851	590,260	5,772,878
Residential Mortgage-backed Securities	1,269,830	11,345	104,693	1,176,482
Commercial Mortgage-backed Securities	1,646,019	10,254	89,179	1,567,094
Asset-backed Securities	2,877,937	12,254	90,820	2,799,371
Hybrid Securities	273,348	1,523	19,048	255,823
SVO Identified Funds	406	148	148	406

Total Bonds	14,731,578	153,013	1,114,523	13,770,068
Preferred Stock	47,867	3,306	4,799	46,374

Total Bonds and Preferred Stock	$14,779,445	$156,319	$1,119,322	$13,816,442

Included in admitted value and estimated fair value for Residential mortgage-backed securities above are $229 and $97, respectively, of subprime mortgages.

RESTRICTED ASSETS AND SPECIAL DEPOSITS The Company maintains assets on deposit with governmental authorities or trustees as required by certain state insurance laws. The Company also receives and pledges collateral for derivative contracts and FHLB in the form of cash and securities. Capital stock was purchased as a requirement to participate in the FHLB lending program.

Balance Sheet Classification	Type	2024	2023

Bonds	Collateral — FHLB	$1,200,222	$—
Bonds	Reinsurance agreements	7,304,374	6,550,200
Bonds	New York 109 trust agreement	4,123,039	4,132,960
Bonds	Collateral — Derivatives	219,883	345,678
Bonds	State deposit	3,318	3,315
Common stock — unaffiliated	FHLB Stock	15,086	3,075
Common stock — unaffiliated	Reinsurance agreements	—	14,188
Cash and short-term investments	State deposit	927	927

Total Restricted Assets		$12,866,849	$11,050,343

Page 16	The Penn Mutual Life Insurance Company

($ in Thousands)

The following table summarizes the admitted value and estimated fair value of debt securities as of December 31, 2024 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties. Securities that are not due on a single maturity are included as of the final maturity.

	Admitted Value	Estimated Fair Value

Due in one year or less	$386,349	$388,331
Due after one year through five years	1,153,086	1,156,853
Due after five years through ten years	1,635,078	1,637,215
Due after ten years	7,702,599	7,051,813
Residential Mortgage-backed Securities(1)	2,061,811	2,010,736
Commercial Mortgage-backed Securities(1)	2,299,701	2,267,145
Asset-backed Securities(1)	2,898,484	2,851,463

Total Bonds	18,137,108	17,363,556
Preferred Stock	57,988	56,097

Total Bonds and Preferred Stock	$18,195,096	$17,419,653

(1) Includes U.S. Agency structured securities

Mortgage and other asset-backed securities consist of commercial and residential mortgage pass-through holdings, securities backed by various forms of collateral, with the largest being collateralized loan obligations. These securities follow a structured principal repayment schedule and are rated investment grade, other than $108,375, primarily in asset-backed securities. The mortgage and other asset-backed securities portfolios are presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of this portfolio is 6.4 years.

At December 31, 2024, the largest industry concentration of the Company’s portfolio was investments in the Electric-Integrated sector of $764,719, representing 4% of the total debt securities portfolio.

UNREALIZED LOSSES ON INVESTMENTS Management has determined that the unrealized losses on the Company’s investments in equity and fixed maturity securities at December 31, 2024 are temporary in nature.

2024 Statutory Financial Statements	Page 17

($ in Thousands)

The following tables are an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31:

	Less than 12 months		Greater than 12 months		Total
2024	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Number of Securities

US Governments	$703,975	$21,134	$20,846	$4,677	$724,821	$25,811	162
Other Governments	23,210	1,219	5,448	552	28,658	1,771	7
States, Territories and Possessions	16,405	717	1,346	112	17,751	829	9
Political Subdivisions	72,551	3,514	62,859	16,385	135,410	19,899	46
Special Revenue	377,167	13,131	283,457	68,660	660,624	81,791	232
Industrial and Miscellaneous	3,620,331	160,146	2,003,843	432,587	5,624,174	592,733	2,380
Residential Mortgage-backed Securities	1,271,808	29,116	325,753	29,608	1,597,561	58,724	341
Commercial Mortgage-backed Securities	964,831	19,299	482,010	28,687	1,446,841	47,986	672
Asset-backed Securities	672,230	11,363	613,664	48,302	1,285,894	59,665	604
Hybrid Securities	155,287	3,693	101,705	6,426	256,992	10,119	140

Total Bonds	$7,877,795	$263,332	$3,900,931	$635,996	$11,778,726	$899,328	4,593
Preferred Stock	25,623	3,011	16,456	3,191	42,079	6,202	20

Total Bonds and Preferred Stocks	$7,903,418	$266,343	$3,917,387	$639,187	$11,820,805	$905,530	4,613

	Less than 12 months		Greater than 12 months		Total
2023	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Number of Securities

US Governments	$11,821	$653	$320,644	$28,306	$332,465	$28,959	54
Other Governments	—	—	5,580	421	5,580	421	2
States, Territories and Possessions	—	—	20,848	1,780	20,848	1,780	11
Political Subdivisions	2,258	304	207,624	38,818	209,882	39,122	75
Special Revenue	24,996	745	796,438	149,348	821,434	150,093	327
Industrial and Miscellaneous	68,704	4,047	3,961,309	586,213	4,030,013	590,260	2,021
Residential Mortgage-backed Securities	155,916	11,277	805,811	93,416	961,727	104,693	256
Commercial Mortgage-backed Securities	130,888	6,544	1,073,550	82,635	1,204,438	89,179	542
Asset-backed Securities	317,267	7,190	1,556,463	83,630	1,873,730	90,820	601
Hybrid Securities	—	—	232,017	19,048	232,017	19,048	80
SVO Identified Funds	—	—	406	148	406	148	—

Total Bonds	$711,850	$30,760	$8,980,690	$1,083,763	$9,692,540	$1,114,523	3,969
Preferred Stock	4,863	138	39,209	4,661	44,072	4,799	18

Total Bonds and Preferred Stocks	$716,713	$30,898	$9,019,899	$1,088,424	$9,736,612	$1,119,322	3,987

Page 18	The Penn Mutual Life Insurance Company

($ in Thousands)

Included in the December 31, 2024 and 2023 amounts above is the interest portion of other-than-temporary impairments on securities of $166 and $1,094, respectively.

COMMON STOCK — UNAFFILIATED The following summarizes the cost and estimated fair value of the Company’s investment in unaffiliated common stock:

		Gross Unrealized Capital
	Cost	Gains	Losses	Estimated Fair Value

December 31, 2024	$15,677	$—	$183	$15,494
December 31, 2023	$68,085	$5,156	$2,821	$70,420

The following presents the gross unrealized capital losses and fair values for unaffiliated common stock with unrealized capital losses.

	Less than 12 months		Greater than 12 Months		Total
	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses

December 31, 2024	$408	$183	$—	$—	$408	$183
December 31, 2023	$10,949	$1,427	$14,907	$1,394	$25,856	$2,821

The amount of unrealized capital losses on the Company’s investment in unaffiliated common stock is attributable to 1 individual security. As of December 31, 2024, there was 1 unaffiliated common stock security that was priced below 80% of the security’s cost. This security was impaired, totaling $1,961.

Federal Home Loan Bank The Company’s investment in the FHLB-PGH Class B Membership Capital Stock as of December 31, 2024 and 2023 was $3,086 and $3,075, respectively. The Company also invested $12,000 and $0 in FHLB-PGH Activity Stock as of December 31, 2024 and 2023, respectively. The Class B Membership Capital Stock held by the Company is subject to written notices of requests for redemption followed by a five year waiting period.

As of December 31, 2024 and 2023, the Company’s borrowing capacity with the FHLB-PGH was $2,097,075 and $1,240,364, respectively.

The following represents the amount of collateral required to be pledged to the FHLB-PGH, and the maximum amount of collateral pledged is as follows:

	December 31, 2024	Maximum during 2024	December 31, 2023	Maximum during 2023

Carrying value	$1,200,222	$1,947,346	$—	$482,456
Fair value	1,185,471	1,928,758	—	431,230

The amount of interest expense on borrowings classified as funding agreements for the years ended December 31, 2024 and 2023 was $31,332 and $705, respectively.

OTHER THAN TEMPORARY IMPAIRMENTS For the years ended December 31, 2024 and 2023, the Company did not recognize any other than temporary impairments on asset-backed securities.

2024 Statutory Financial Statements	Page 19

($ in Thousands)

REAL ESTATE Investments in real estate consist of the Company’s home office property. During 2024, based on an independent appraisal for its home office property, the Company recorded an impairment loss of $11,425. This loss was reflected in the net realized capital (losses)/gains on the Statements of Income. As of December 31, 2024 and 2023, accumulated depreciation on real estate amounted to $6,090 and $32,016, respectively.

ALTERNATIVE ASSETS The investment values of alternative assets are provided per the partnerships’ capital account statements. The Company’s interest cannot be redeemed; instead PML distributions from each fund result from the liquidation of the underlying assets. The period over which unredeemable investments are expected to be liquidated ranges from 5 to 10 years. As of December 31, 2024, none of these investments exceeds 10% of the Company’s admitted assets. The Company recognized realized losses of $8,343 and $3,660 for the years ended December 31, 2024 and 2023, respectively, associated with other-than-temporary impairments of certain alternative assets.

Unfunded commitments for alternative assets were $588,775 and $315,738 for the years ended December 31, 2024 and 2023, respectively.

OTHER INVESTED ASSETS The components of other invested assets as of December 31, 2024 and 2023 were as follows:

December 31,	2024	2023

LIHTC	$103,074	$111,638
Receivable for securities	97	84
Notes receivable — affiliates	279,015	708,000
Investments in affiliates	125,918	292,120
PMAM’s Private Funds/PMUBX	127,125	118,665
Other	1,382	1,382

Total other invested assets	$636,611	$1,231,889

Other invested assets include notes receivable carried at book value from PMAM, JMS (in 2023) and 1847SV, investments in JMS (in 2023), HTK, PMAM, 1847SV, and PMAM’s Private Funds/PMUBX, as well as receivables for unsettled investment transactions.

Low Income Housing Tax Credits The Company has no LIHTC properties under regulatory review at December 31, 2024 and 2023. There were no write-downs due to forfeiture of eligibility and there were no impairments for 2024 or 2023.

Commitments of $63,759 and $94,521 for the years ended December 31, 2024 and 2023, respectively, have been recorded in Other liabilities related to unconditional and legally binding delayed equity contributions associated with investments in LIHTC. The Company has unexpired tax credits with remaining lives ranging between 2 and 13 years and required holding periods for its LIHTC investments between 3 and 18 years.

Page 20	The Penn Mutual Life Insurance Company

($ in Thousands)

NET INVESTMENT INCOME AND REALIZED CAPITAL GAINS/(LOSSES) The following table summarizes the major categories of net investment income for the years ended:

December 31,	2024	2023

Income:
Bonds and preferred stock	$852,984	$674,197
Common stock — unaffiliated	1,967	3,499
Real estate	3,588	3,588
Policy loans	58,543	34,884
Alternative assets	110,466	81,330
Other invested assets	272,212	147,671
Other	20,934	17,792
Derivatives	(16,887)	(9,607)
IMR amortization	(20,183)	(16,320)

Total investment income	1,283,624	937,034

Expenses:
Surplus note interest	47,901	47,876
Depreciation of real estate	1,279	1,406
Other investment expenses	19,759	18,236

Total investment expenses	68,939	67,518

Net Investment Income	$1,214,685	$869,516

Included in the table above (Bonds and preferred stock) for 2024 is $2,924 of investment income attributable to securities disposed of as a result of a callable feature, spread over 25 securities.

During 2024 and 2023, proceeds from sales of bonds, preferred stock, and common stocks, and related gross realized gains and losses on those sales were as follows for the years ended December 31:

		2024			2023

	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses
Bonds	$3,347,824	$8,257	$424,894	$460,503	$442	$15,200
Preferred stock	1,050	—	54	5,741	12	183
Common stock	70,364	4,624	6,922	27,306	3,827	3,061

There was no nonadmitted accrued investment income at December 31, 2024 and 2023. As of December 31, 2024, there was 1 common stock impairment totaling $1,961.

Realized capital gains are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended:

December 31,	2024	2023

Realized capital gains/(losses)	$833,174	$(9,116)
Less amount transferred to IMR	(405,865)	(16,531)
Less Taxes:
Transferred to IMR	85,232	3,472
Capital gains	209,935	(5,035)

Net Realized Capital Gains	$943,872	$8,978

2024 Statutory Financial Statements	Page 21

($ in Thousands)

Portions of realized capital gains and losses that were determined to be interest related were transferred to the IMR.

On July 19, 2024, the Company entered into a Securities Purchase Agreement with a non-affiliated entity for the sale of JMS. As part of the transaction, the purchasing entity assumed $615,000 in subordinated loans and the $50,000 line of credit with the Company. The sale closed on November 29, 2024 with a pre-tax realized capital gain of $1,596,534, which is recognized in Net realized capital gains on the Statements of Income. Pre-tax earnings for JMS at the time of sale were $157,736.

There were no NAIC designation 3 or below, or unrated securities sold during the year ended December 31, 2024 and reacquired within 30 days of the sale date.

Note 4. SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC The Company maintains separate accounts that are registered with the Securities Exchange Commission (“SEC”) for its individual variable life and annuity products with assets of $8,771,606 and $8,665,714 at December 31, 2024 and 2023, respectively. The assets for these separate accounts, which are carried at fair value, represent investments in shares of the Company’s Penn Series Funds and other non-proprietary funds.

Separate Accounts Not Registered with the SEC The Company also maintains separate accounts, which are not registered with the SEC, with assets of $3,339 and $137,855 at December 31, 2024 and 2023, respectively. While the product itself is not registered with the SEC, the underlying assets are comprised of SEC registered mutual funds. The assets in these separate accounts are carried at fair value.

Information regarding the Separate accounts of the Company, all of which are nonguaranteed, is as follows:

Years Ended December 31,	2024	2023

Premiums, considerations and deposits	$231,604	$252,351
Reserves at December 31, at market value	8,638,549	8,681,384
Subject to discretionary withdrawal at market value	8,638,549	8,681,384

The following table reconciles the amounts transferred to and from the separate accounts as reported in the financial statements of the separate accounts to the amount reported in the Statements of Income:

Years Ended December 31,	2024	2023

Transfers as reported in the financial statements of the separate accounts:
Transfers to separate accounts	$231,604	$252,351
Transfers from separate accounts	(1,094,588)	(694,612)

Transfers as reported in the Statements of Income	$(862,984)	$(442,261)

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and transactions. The Company reports assets and liabilities from variable life and annuity product lines into a separate account.

Page 22	The Penn Mutual Life Insurance Company

($ in Thousands)

The assets of the separate accounts, which are legally insulated from the general account, are comprised of the following product mix as of December 31:

Product Description	2024	2023

Enhanced Deferred Individual Annuity	$7,128,596	$7,132,944
Single Life Variable Universal Life	991,048	905,427
Basic Deferred Individual Annuity	345,649	342,562
Joint Life Variable Universal Life	306,313	284,781
Deferred Group Annuity	3,339	137,855

Total	$8,774,945	$8,803,569

Certain separate account liabilities are guaranteed by the general account. To compensate the general account for the risk taken on a direct basis, the separate account paid risk charges to the general account totaling $78,529 and $80,088 for the years ended December 31, 2024 and 2023, respectively and $374,708 for the five-year period between 2020 and 2024.

For the years ended December 31, 2024 and 2023, the general account of the Company has paid $1,438 and $1,583, respectively, towards separate account guarantees on a direct basis, and $7,439 cumulatively over the last five years.

Note 5. DERIVATIVES

The Company utilizes derivatives to achieve its risk management goals. Exposure to risk is monitored and analyzed as part of the Company’s asset/liability management process, which focuses on risks that impact liquidity, capital, and income. The Company may enter into derivative transactions to hedge exposure to interest rate, credit, liability, currency and cash flow risks. The Company uses swaps, swaptions, futures, forward contracts, caps and options to mitigate these risks.

The Company may enter into interest rate caps, interest rate and equity futures, credit default swaps, currency swaps, forward contracts, interest rate and treasury swaps, inflation swaps and equity options that do not qualify for hedge accounting.

If entered into, the Company’s use of interest rate caps is designed to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security resulting in bankruptcy or the failure to pay. The Company may use “to be announced” forward contracts to gain exposure to the investment risk and return of mortgage-backed securities.

The Company uses currency swaps to reduce market risks from changes in foreign exchange rates.

The Company uses interest rate swaps, interest rate futures, treasury swaps, treasury forwards and swaptions to reduce market risks from changes in interest rates; the Company uses inflation swaps as an economic hedge to reduce inflation risk associated with inflation-indexed liabilities.

Total return swaps, equity options and equity futures are used to hedge the Company’s liability risk exposure to declines in the equity markets.

When entering into a derivative transaction, there are several risks, including but not limited to basis risk, credit risk and market risk. Basis risk is the exposure to loss from imperfectly matched positions, and is monitored and minimized by modifying or terminating the transaction. Credit risk is the exposure to loss as a result of default or a decline in credit rating of a counterparty. Credit risk is addressed by establishing and monitoring guidelines on the amount of exposure to any particular counterparty. Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates or a change in certain equity indexes or instruments has on the value of a financial instrument. The Company manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken. Also, the Company requires that an International Swaps and Derivatives

2024 Statutory Financial Statements	Page 23

($ in Thousands)

Association Master Agreement govern all Over-the-Counter (“OTC”) derivative contracts. In addition, certain swaps are traded through a central clearing house to effectively manage counterparty risk.

Derivative Instruments Designated and Qualifying as Hedging Instruments

During 2023, the Company purchased certain interest rate swaps that qualify for hedge accounting. These swaps are used to hedge the impact of changing interest rates on the value of specific municipal bonds. As these are derivatives in a highly effective hedge, they are carried at cost. At termination/expiration, a realized gain/(loss) amount, net of the cost basis, is recognized. In the event that the hedge fails to qualify as being highly effective at any of the accounting measurement points, the hedge will be considered ineffective and the derivative will be marked to market and the associated change will be recognized as unrealized gain/(loss).

The following table presents the notional values, fair values and carrying values of derivative instruments designated and qualifying as hedging instruments. Derivative instruments with carrying values showing a gain are reported as admitted assets and Derivative instruments with carrying values showing a loss are reported in Other liabilities.

Derivative Instruments Designated and Qualifying as Hedging Instruments are as follows:

December 31,	2024
	Notional Value	Fair Value		Carrying Value
		Gain	(Loss)	Gain	(Loss)

Fair value hedges:
Interest rate swaps	$33,500	$1,842	$—	$—	$—

Total designated and qualifying as hedges	$33,500	$1,842	$—	$—	$—

December 31,	2023
	Notional Value	Fair Value		Carrying Value
		Gain	(Loss)	Gain	(Loss)

Fair value hedges:
Interest rate swaps	$33,500	$—	$(913)	$—	$—

Total designated and qualifying as hedges	$33,500	$—	$(913)	$—	$—

Years Ended December 31,	2024		2023
	Net Investment Income	Realized Capital Losses	Net Investment Income	Realized Capital Gains/(Losses)
Fair value hedges:
Interest rate swaps	$543	$—	$236	$—

Total	$543	$—	$236	$—

The following table presents the notional and fair values of derivative financial instruments that did not qualify for hedge accounting. Fair values showing a gain are reported as admitted assets. Fair values showing a loss are reported in liabilities. For the derivative instruments shown below, fair values equal carrying values except for futures. The carrying value for futures is the initial margin, which was $20,982 and $15,920 at December 31, 2024 and 2023, respectively.

Page 24	The Penn Mutual Life Insurance Company

($ in Thousands)

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments are as follows:

December 31,	2024			2023
	Notional Value	Fair Value		Notional Value	Fair Value
		Gain	(Loss)		Gain	(Loss)

Currency swaps	$23,263	$3,187	$—	$23,263	$2,341	$—
Equity futures	404,245	22	—	445,112	1,133	—
Equity options	516,629	10,336	(60,711)	1,566,439	25,728	(68,755)
Inflation swaps	215,000	1,531	(1,545)	540,000	223	(3,005)
Interest rate futures	—	—	—	56,445	487	—
Interest rate swaps	11,028,300	1,065,113	(1,010,969)	16,829,800	989,307	(1,086,463)
Swaptions	290,000	3,949	(3,727)	1,650,000	308	(6,415)
Total return swaps	2,865,280	245,033	(345,043)	3,254,576	235,685	(450,353)
Treasury forwards	20,000	—	(834)	42,000	—	(2,010)

Total	$15,362,717	$1,329,171	$(1,422,829)	$24,407,635	$1,255,212	$(1,617,001)

Years Ended December 31,	2024		2023
	Net Investment Income	Realized Capital Gains/(Losses)	Net Investment Income	Realized Capital Gains/(Losses)

Currency swaps	$808	$(7)	$781	$(18)
Equity options	—	54,263	—	20,444
Equity futures	—	(35,983)	—	(8,223)
Inflation swaps	—	1,304	391	6,454
Interest rate futures	—	254	—	1,420
Interest rate swaps	(26,722)	(102,298)	(41,271)	234,190
Swaptions	—	7,649	—	10,110
Total return swaps	8,484	(240,338)	30,255	(237,378)
Treasury forwards	—	(4,703)	—	(12,417)
Treasury swaps	—	—	—	—

Total	$(17,430)	$(319,859)	$(9,844)	$14,582

1	$(6,119) and $35 of the realized capital (losses)/gains were transferred to the IMR for the years ended December 31, 2024 and 2023, respectively.

The change in unrealized capital gains/(losses) for derivative instruments are as follows for the years ended December 31:

	2024	2023

Currency swaps	$846	$(1,471)
Equity futures	(13,133)	—
Equity options	(18,535)	(19,735)
Inflation swaps	2,769	(5,706)
Interest rate futures	(100)	—
Interest rate swaps	151,234	(176,695)
Swaptions	(393)	1,638
Total return swaps	114,658	6,549
Treasury forwards	1,175	11,429

Total	$238,521	$(183,991)

2024 Statutory Financial Statements	Page 25

($ in Thousands)

The Company offers a variety of variable annuity contracts with GMAB or GMWB (described further in Note 4). The contractholders may elect to invest in equity funds. Adverse changes in the equity markets expose the Company to losses if the changes result in contractholder’s account balances falling below the guaranteed minimum. To mitigate the risk associated with these liabilities, the Company enters into various derivative instruments. The changes in value of the derivative instruments will offset a portion of the changes in the annuity accounts relative to changes in the equity market.

CREDIT RISK The Company is exposed to credit related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to minimum transfer amounts that are functions of the counterparty’s credit rating. As of December 31, 2024 and 2023, the Company was fully collateralized thereby eliminating the potential for an accounting loss. Additionally, certain agreements with counterparties allow for contracts in a positive position to be offset by contracts in a negative position. This right of offset also reduces the Company’s exposure. As of December 31, 2024 and 2023, the Company pledged net collateral of $309,103 and $533,412, respectively, in the form of securities and cash. The cash received from held collateral that is not invested in an interest bearing money market fund is invested mainly in fixed income securities.

As of December 31, 2024 and 2023, the Company pledged collateral for futures contracts of $20,982 and $15,920, respectively, in the form of cash. Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments.

Note 6. FAIR VALUE OF FINANCIAL INSTRUMENTS AND OFF-BALANCE-SHEET RISK

FAIR VALUE MEASUREMENT Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. Inputs to valuation techniques to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement.

The Company has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1	Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers, iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets and liabilities.

Level 2

Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Prices for assets classified as Level 2 are primarily provided by an independent pricing service or are internally priced using observable inputs. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the fair value hierarchy.

Page 26	The Penn Mutual Life Insurance Company

($ in Thousands)

Level 3	Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, market approach and other similar techniques. Prices may be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Company’s understanding of the market but are not further corroborated with other additional observable market information.

The determination of fair value, which for certain assets and liabilities is dependent on the application of estimates and assumptions, can have a significant impact on the Company’s results of operations. The following sections describe the valuation methodologies used to determine fair values as well as the key estimates and assumptions surrounding certain assets and liabilities, measured at fair value on a recurring basis that could have a significant impact on the Company’s results of operations or involve the use of significant unobservable inputs.

The fair value process is monitored on a monthly basis by financial and investment professionals who utilize additional subject matter experts as applicable. The purpose is to monitor the Company’s asset valuation policies and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues, changes to valuation methodologies and pricing sources. To assess the continuing appropriateness of third party pricing service security valuations, the Company regularly monitors the prices and reviews price variance reports. In addition, the Company performs an initial and ongoing review of the third party pricing services methodologies, reviews inputs and assumptions used for a sample of securities on a periodic basis. Pricing challenges are raised on valuations considered not reflective of market and are monitored by the Company.

BONDS The fair values of the Company’s debt securities are generally based on quoted market prices or prices obtained from independent pricing services or internally developed pricing.

In order to validate reasonability of valuations received from independent pricing services, prices are reviewed by investment professionals through comparison with directly observed recent market trades or color or by comparison of significant inputs used by the pricing service to the Company’s observations of those inputs in the market. In circumstances where prices from independent pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the Company’s fair value hierarchy. Under certain conditions, the Company may conclude pricing information received from third party pricing services is not reflective of market activity and may over-ride that information with a valuation that utilizes market information and activity. These securities are recorded in Level 2 in the Company’s fair value hierarchy. As of December 31, 2024, there were no debt securities carried at fair value. As of December 31, 2023, there were 2 debt securities carried at fair value of $221 that was valued in this manner.

In circumstances where market data such as quoted market prices or vendor pricing is not available, estimated fair value is calculated using internal estimates based on significant observable inputs are used to determine fair value. Inputs considered in developing internal pricing vary by type of security; however generally include: public debt, industrial comparables, underlying assets, credit ratings, yield curves, type of deal structure, collateral performance, loan characteristics and various indices, as applicable. Internally priced securities using significant observable inputs are classified within Level 2 of the fair value hierarchy which generally include the Company’s investments in privately-placed corporate securities and investments in certain structured securities that are priced using observable market data. Inputs considered for these securities generally include: public corporate bond spreads, industry sectors, average life, internal ratings, security structure, liquidity spreads, credit spreads and yield curves, as applicable. If the discounted cash flow model incorporates significant unobservable inputs, these securities would be reflected within Level 3 in the Company’s fair value hierarchy.

In circumstances where significant observable inputs are not available, estimated fair value is calculated by using unobservable inputs. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset, and are therefore included in Level 3 in the Company’s fair value hierarchy. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security.

2024 Statutory Financial Statements	Page 27

($ in Thousands)

The Company’s Level 3 debt securities generally include certain structured securities priced using one or multiple broker quotes, asset backed trust preferred debt, auction rate securities and certain public and private debt securities priced based on observable and unobservable inputs.

Significant inputs used in valuing the Company’s Level 3 debt securities include: issue specific credit adjustments, illiquidity premiums, estimation of future collateral performance cash flows, discount rates, default rate assumptions, acquisition cost, market activity for securities considered comparable and non-binding quotes from certain market participants. Certain of these inputs are considered unobservable, as not all market participants will have access to this data.

EQUITY SECURITIES Equity securities consist principally of investments in common and preferred stock of publicly traded companies, exchange traded funds, closed-end funds and FHLB-PGH capital stock.

Common Stock The fair values of most publicly traded common stock are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. Fair value for the FHLB capital stock approximates par value and is classified within Level 3 of the Company’s fair value hierarchy.

Preferred Stock The fair values of publicly traded preferred stock are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. The fair values of non-exchange traded preferred equity securities are based on prices obtained from independent pricing services. Accordingly, these securities are classified within Level 2 of the Company’s fair value hierarchy. Preferred stock that is priced using less observable inputs are generally classified within Level 3 of the fair value hierarchy.

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS Short-term investments and cash equivalents carried at Level 1 consist of money market funds and investments purchased with maturities less than or equal to 12 months. These are carried at amortized cost and approximate fair value.

DERIVATIVE INSTRUMENTS The fair values of derivative contracts are determined based on quoted prices in active exchanges or prices provided by counterparties, exchanges or clearing members as applicable, utilizing valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns and liquidity as well as other factors.

The Company’s exchange traded futures are valued using quoted prices in active markets and are classified within Level 1 of the Company’s fair value hierarchy.

Derivative positions traded in the OTC and cleared OTC derivative markets, where fair value is determined by third party independent services, are classified within Level 2. These investments include: interest rate swaps, currency swaps, Treasury swaps, interest rate caps, total return swaps, swaptions, equity options, inflation swaps, forward contracts and credit default swaps. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, broker-dealer quotations, third-party pricing vendors, discounted cash flow models and/or recent trading activity. Prices are reviewed by investment professionals through comparison with directly observed recent market trades, comparison with valuations estimated through use of valuation models maintained on an industry standard analytical and valuation platform, or comparison of all significant inputs used by the pricing service to observations of those inputs in the market.

SEPARATE ACCOUNT ASSETS Separate account assets primarily consist of mutual funds. The fair value of mutual funds is based upon quoted prices in an active market, resulting in classification within Level 1 of the Company’s fair value hierarchy.

Page 28	The Penn Mutual Life Insurance Company

($ in Thousands)

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2024	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Residential MBS	$—	$51	$—	$51
Asset-backed securities	—	1,061	—	1,061

Total Bonds	—	1,112	—	1,112
Preferred Stock	25,936	—	6,196	32,132
Common stock — unaffiliated	408	—	15,086	15,494
Derivatives:
Futures	—	22	—	22
Options	—	14,285	—	14,285
Swaps	—	1,335,846	—	1,335,846

Total derivatives	—	1,350,153	—	1,350,153

Total investments	26,344	1,351,265	21,282	1,398,891
Separate account assets	8,774,945	—	—	8,774,945

Total assets	$8,801,289	$1,351,265	$21,282	$10,173,836

Liabilities:
Derivatives:
Options	$—	$(64,437)	$—	$(64,437)
Forwards	—	(834)	—	(834)
Swaps	—	(1,357,558)	—	(1,357,558)

Total liabilities	$—	$(1,422,829)	$—	$(1,422,829)

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2023	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Commercial MBS	$—	$1,450	$—	$1,450
SVO Identified Funds	406	—	—	406

Total Bonds	406	1,450	—	1,856
Preferred Stock	24,706	5,305	—	30,011
Common stock — unaffiliated	67,345	—	3,075	70,420
Derivatives:
Futures	17,540	—	—	17,540
Options	—	26,036	—	26,036
Swaps	—	1,227,556	—	1,227,556

Total derivatives	17,540	1,253,592	—	1,271,132

Total investments	109,997	1,260,347	3,075	1,373,419
Separate account assets	8,803,569	—	—	8,803,569

Total assets	$8,913,566	$1,260,347	$3,075	$10,176,988

2024 Statutory Financial Statements	Page 29

($ in Thousands)

December 31, 2023	FV Level 1	FV Level 2	FV Level 3	Total
Liabilities:
Derivatives:
Options	$—	$(68,755)	$—	$(68,755)
Forwards	—	(2,010)	—	(2,010)
Swaps	—	(1,546,236)	—	(1,546,236)

Total liabilities	$—	$(1,617,001)	$—	$(1,617,001)

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS When a determination is made to classify a financial instrument within Level 3, the determination is based upon the significance of the unobservable parameters to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated to external sources); accordingly, the gains and losses in the table below include changes in fair value due in part to observable factors that are part of the valuation methodology.

The Company recognizes transfers into Level 3 as of the end of the period in which the circumstances leading to the transfer occurred. The Company recognizes transfers out of Level 3 at the beginning of a period in which the circumstances leading to the transfer occurred.

There were 0 securities transferred out of Level 3 for the year ended December 31, 2024.

The tables below include a rollforward of the Statements of Admitted Assets, Liabilities and Surplus amounts for the years ended December 31, 2024 and 2023 (including the change in fair value), for financial instruments classified by the Company within Level 3 of the valuation hierarchy.

	Preferred Stock	Common Stock	Total Assets

Balance January 1, 2024	$—	$3,075	$3,075
Transfers in	6,196	—	6,196
Transfers out	—	—	—
Total gains or losses (realized/ unrealized) included in:
Income/(loss)	—	—	—
Surplus	—	—	—
Amortization/accretion	—	—	—
Purchases/(sales):
Purchases	—	12,011	12,011
(Sales)	—	—	—

Balance, December 31, 2024	$6,196	$15,086	$21,282

Page 30	The Penn Mutual Life Insurance Company

($ in Thousands)

	Preferred Stock	Common Stock	Total Assets

Balance January 1, 2023	$937	$6,764	$7,701
Transfers in	—	—	—
Transfers out	—	—	—
Total gains or losses (realized/ unrealized) included in:
Income/(loss)	—	—	—
Surplus	—	—	—
Amortization/accretion	—	—	—
Purchases/(sales):
Purchases	—	—	—
(Sales)	(937)	(3,689)	(4,626)

Balance, December 31, 2023	$—	$3,075	$3,075

The following summarizes the fair value, valuation techniques and significant unobservable inputs of the Level 3 fair value measurements that were developed as of December 31, 2024:

	Fair Value	Valuation Technique	Significant Unobservable Inputs	Rate/Range or / weighted avg.

Assets:
Investments

Preferred stock	$6,196	Cost	Not available	N/A
Common stock:
FHLB Stock	15,086	Set by issuer-FHLB-PGH(1)	Not available	N/A

Total investments	$21,282

(1)	Fair Value approximates carrying value. The par value of the FHLB capital stock is $100 and set by the FHLB. The capital stock is issued, redeemed and repurchased at par.

The following tables summarizes the aggregate fair value for all financial instruments and the level within the fair value hierarchy, in which the fair value measurements in their entirety fall, for which it is practicable to estimate fair value, at December 31:

2024	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$17,363,556	$18,137,108	$386,355	$16,764,113	$213,088
Preferred stock	56,097	57,988	49,901	—	6,196
Common stock-unaffiliated	15,494	15,494	408	—	15,086
Cash and short-term investments	387,909	387,909	387,909	—	—
Derivatives	1,350,153	1,350,153	—	1,350,153	—
Separate account assets	8,774,945	8,774,945	8,774,945	—	—
Financial Liabilities:
Investment-type contracts
Individual annuities	$3,055,111	$3,182,028	$—	$—	$3,055,111
Derivatives	1,422,829	1,422,829	—	1,422,829	—
Separate account liabilities	8,774,945	8,774,945	8,774,945	—	—

2024 Statutory Financial Statements	Page 31

($ in Thousands)

2023	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$13,770,068	$14,731,578	$507,768	$13,071,105	$191,195
Redeemable preferred stock	46,374	47,867	41,069	5,305	—
Common stock-unaffiliated	70,420	70,420	67,345	—	3,075
Cash and short-term investments	464,241	464,241	464,241	—	—
Derivatives	1,271,132	1,271,132	17,540	1,253,592	—
Separate account assets	8,803,569	8,803,569	8,803,569	—	—
Financial Liabilities:
Investment-type contracts
Individual annuities	$2,741,564	$2,832,281	$—	$—	$2,741,564
Derivatives	—	—	—	—	—
Separate Account liabilities	8,803,569	8,803,569	8,803,569	—	—

Note 7. LIFE RESERVES BY WITHDRAWAL CHARACTERISTICS

The withdrawal characteristics of the Company’s life reserves are illustrated below as of December 31:

	General Account			Separate Account
December 31, 2024	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal Life	$247,985	$246,837	$248,960	$—	$—	$—
Universal Life with Secondary
Guarantees	1,957,443	1,907,817	5,020,443	—	—	—
Indexed Universal Life with
Secondary Guarantees	1,552,926	1,546,179	1,745,301	—	—	—
Other Permanent Cash Value Life Insurance	—	8,823,112	9,874,756	—	—	—
Variable Universal Life	384,255	366,306	364,455	1,297,360	1,279,737	1,279,737
Miscellaneous Reserves	—	—	23,406	—	—	—

Not Subject to Discretionary Withdrawal or No Cash Values:
Term Policies without Cash Value	—	—	396,563	—	—	—
Accidental Death Benefits	—	—	282	—	—	—
Disability — Active Lives	—	—	31,400	—	—	—
Disability — Disabled Lives	—	—	13,017	—	—	—
Miscellaneous Reserves	—	—	174,016	—	—	—

Total	4,142,609	12,890,251	17,892,599	1,297,360	1,279,737	1,279,737
Less: Reinsurance ceded	2,642,112	2,609,910	4,859,083	—	—	—

Net	$1,500,497	$10,280,341	$13,033,516	$1,297,360	$1,279,737	$1,279,737

Page 32	The Penn Mutual Life Insurance Company

($ in Thousands)

Life reserves of $385,888 with surrender charges of 5% or more as of December 31, 2024 will have less than a 5% surrender charge in 2025.

	General Account			Separate Account
December 31, 2023	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal Life	$263,845	$262,687	$264,941	$—	$—	$—
Universal Life with Secondary
Guarantees	1,973,433	1,912,661	4,845,901	—	—	—
Indexed Universal Life with
Secondary Guarantees	1,466,858	1,454,060	1,642,075	—	—	—
Other Permanent Cash Value Life Insurance	—	7,748,789	8,595,424	—	—	—
Variable Universal Life	336,307	319,163	317,456	1,182,435	1,174,230	1,174,230
Miscellaneous Reserves	—	—	22,489	—	—	—

Not Subject to Discretionary Withdrawal or No Cash Values:
Term Policies without Cash Value	—	—	392,146	—	—	—
Accidental Death Benefits	—	—	225	—	—	—
Disability — Active Lives	—	—	35,226	—	—	—
Disability — Disabled Lives	—	—	13,250	—	—	—
Miscellaneous Reserves	—	—	84,165	—	—	—

Total	4,040,443	11,697,360	16,213,298	1,182,435	1,174,230	1,174,230
Less: Reinsurance ceded	3,230,984	3,174,907	5,262,855	—	—	—

Net	$809,459	$8,522,453	$10,950,443	$1,182,435	$1,174,230	$1,174,230

Note 8. RESERVES AND FUNDS FOR PAYMENT OF ANNUITY BENEFITS

The Company’s separate accounts are non-guaranteed. The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts are illustrated below as of December 31:

2024	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	235,501	—	235,501	2%
At fair value	—	7,358,795	7,358,795	65%

Subtotal	235,501	7,358,795	7,594,296	67%

At book value — without adjustment	1,847,652	—	1,847,652	16%
Not subject to discretionary withdrawal	1,852,214	17	1,852,231	16%

Total annuity reserves and deposit liabilities gross	3,935,367	7,358,812	11,294,179	100%

Less: Reinsurance ceded	135,407	—	135,407

Total Annuity Reserves and Deposit Liabilities, Net	$3,799,960	$7,358,812	$11,158,772

2024 Statutory Financial Statements	Page 33

($ in Thousands)

Annuity and deposit-type contract reserves of $7,910 with surrender charges of 5% or more as of December 31, 2024 will have less than a 5% surrender charge in 2025.

2023	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	251,995	—	251,995	2%
At fair value	—	7,372,385	7,372,385	68%

Subtotal	251,995	7,372,385	7,624,380	70%

At book value — without adjustment	1,552,590	—	1,552,590	14%
Not subject to discretionary withdrawal	1,516,043	134,783	1,650,826	15%

Total annuity reserves and deposit liabilities gross	3,320,628	7,507,168	10,827,796	100%

Less: Reinsurance ceded	142,487	—	142,487

Total Annuity Reserves and Deposit Liabilities, Net	$3,178,141	$7,507,168	$10,685,309

The following summarizes total annuity actuarial reserves and liabilities for deposit-type contracts at December 31:

	2024	2023

Statutory Statements of Admitted Assets, Liabilities and Surplus:
Policyholders’ reserves — group annuities	$126,705	$139,051
Policyholders’ reserves — individual annuities	2,665,237	2,411,825
Liabilities for deposit-type contracts	994,257	603,553
VM-21 reserves	13,761	23,712

Subtotal	3,799,960	3,178,141

Separate Account Annual Statement:
Annuities	7,358,812	7,507,168
Supplementary contracts with life contingencies	—	—
Other annuity contract-deposit-funds	—	—

Subtotal	7,358,812	7,507,168

Total Reserves	$11,158,772	$10,685,309

As of December 31, 2024 and 2023, the Company has recorded reserves of $$302,637 and $0, respectively, related to outstanding borrowings from the FHLB-PGH classified as funding agreements.

The Company has variable annuity contracts containing GMDB provisions that provide a specified minimum return upon death as follows:

RETURN OF PREMIUM provides the greater of the account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net purchase payments.” This guarantee is a standard death benefit on all individual variable annuity products.

STEP-UP provides a variable death benefit equal to the greater of the account value and the highest variable account value adjusted for withdrawals and transfers from any prior contract anniversary date.

RISING FLOOR provides a variable death benefit equal to the greater of the current account value and the variable purchase payments accumulated at a set rate and adjusted for withdrawals and transfers.

Page 34	The Penn Mutual Life Insurance Company

($ in Thousands)

The following table summarizes the account values and net amount at risk (death benefit in excess of account value), net of reinsurance for variable annuity contracts with guarantees invested in the separate account as of December 31:

	2024	2023

Account value	$6,975,138	$6,973,547
Net amount at risk	30,304	82,767

The Company has variable annuity contracts that have GMAB, GMWB, and GMAB/GMWB Rider options. The Company also has fixed indexed annuity contracts that have GMWB Rider options. The GMAB provides for a return of principal at the end of a ten-year period. The GMAB/GMWB combination rider allows for guaranteed withdrawals from a benefit base after a selected waiting period. The GMWB riders are also available with inflation or death benefit protection. The benefit base is calculated as the maximum of principal increase at a roll up rate less any partial withdrawals during the accumulation phase, the current account value, and the highest anniversary value over the first ten years. The withdrawal amount is stated as a percentage of the benefit base and varies based on whether the annuitant selects lifetime withdrawals or a specified period. One version of this rider has an inflation adjustment applied to the Guaranteed Withdrawal Amount.

The following table summarizes the account values for the different benefit types as of December 31, 2024:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,555	$299,700	$289,142
GMWB	10,583	2,874,573	2,819,408
GMWB w/ DB	944	229,641	223,333
GMWB w/ inflation	9,120	2,180,922	2,151,599
GMWB w/ inflation w/ DB	278	62,768	61,707
GMAB/GMWB	1,766	345,117	343,598

Total	24,246	$5,992,721	$5,888,787

The following table summarizes the account values for the different benefit types as of December 31, 2023:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,624	$283,169	$273,599
GMWB	11,456	2,886,842	2,830,990
GMWB w/ DB	1,012	227,514	221,070
GMWB w/ inflation	9,695	2,188,828	2,167,414
GMWB w/ inflation w/ DB	279	61,001	59,959
GMAB/GMWB	1,945	363,782	363,629

Total	26,011	$6,011,136	$5,916,661

Variable annuity reserves for living and death benefits are based on the methodology specified in Valuation Manual – 21: Requirements for Principle-Based Reserves for Variable Annuities (VM-21), which specifies the reserve as the Company Stochastic Reserve plus the Additional Standard Projection Amount. The individual policy reserve is floored at cash surrender value. The Company Stochastic Reserve is based on the Conditional Tail Expectation (“CTE”) 70% of 1,000 stochastically generated interest rate and equity return scenarios. Prudent estimate assumptions including margins for uncertainty are used to calculate the Company Stochastic Reserve. Key assumptions needed in valuing the liability include full withdrawals, partial withdrawals, mortality, the Consumer Price Index, investment management fees and revenue sharing, expenses, fund allocations and other policyholder behavior. The Additional Standard Projection Amount requires prescribed assumptions to be used in place of

2024 Statutory Financial Statements	Page 35

($ in Thousands)

Company assumptions for most key assumptions. The reserve also requires the projection of in-force general account assets and assets from reinvested cash flows. The key assumptions needed in valuing the assets, including the maximum reinvestment earned rate spreads and default rates, are prescribed. In addition, the method for projecting interest rates and equity returns is prescribed for both the Company Stochastic Reserve calculation and the Additional Standard Projection Amount calculation. The final reserve balance for policies that fall within the scope of VM-21, which covers both Living and Death Benefit guarantees, is $6,872,854 and $6,892,559, as of December 31, 2024 and 2023, respectively. During 2024 and 2023, there were $(900) and $2,993 reserves released as a result of the annual assumption review.

Fixed indexed annuity reserves for living benefits are based on the methodology specified in Actuarial Guideline XXXV, which specifies the reserve as the sum of the non-elective benefit reserve and the elective benefit reserve. The elective benefit reserve is calculated using the elective benefit path that results in the highest present value of future benefits. The final reserve balance for policies that fall within the scope of Actuarial Guideline XXXV is $54,174 and $60,252, as of December 31, 2024 and 2023, respectively.

Note 9. BENEFIT PLANS

The Company has maintained both funded and unfunded non-contributory defined benefit pension plans covering eligible employees. The Company also maintains other postretirement benefit plans (health care plans) covering eligible existing retirees. The Company uses a measurement date of December 31 for all plans.

QUALIFIED PENSION PLAN The Company sponsored a funded qualified non-contributory defined benefit pension plan covering eligible employees. The Company’s policy was to fund qualified pension costs in accordance with the Employee Retirement Income Security Act (“ERISA”) of 1944 and maintained the option to increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the funded status of the plan.

The Company approved the freezing of benefits under its qualified pension plan effective December 31, 2005. Therefore, no further benefits were accrued for participants.

The Company’s Board of Trustees approved the termination of its frozen qualified pension plan on May 31, 2024. The Company offered the option of receiving a lump sum payment to certain participants with vested qualified benefits in lieu of receiving monthly annuity payments. The Company transferred the remainder of the Plan’s pension obligation to a third-party insurance provider by purchasing a group annuity contract which was fully funded directly by plan assets. The third-party insurance provider assumed the obligation to pay future pension benefits and to provide administrative services beginning on January 1, 2025.

NONQUALIFIED PENSION PLANS The Company also sponsored unfunded nonqualified pension plans covering eligible employees.

The Company approved the freezing of benefits under its nonqualified Tax Equity and Fiscal Responsibility Act (“TEFRA”) plan effective December 31, 2005. Therefore, no further benefits were accrued for participants under this plan.

On December 30, 2024, the Company approved amendments to terminate the unfunded nonqualified pension plans. The remaining participants will be paid in compliance with United States Internal Revenue Code Section 409A with an expected payout date of December, 2025.

OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS The Company provides certain life insurance and health care benefits (“other postretirement healthcare plans”) for its existing retired employees and financial professionals, and their beneficiaries and covered dependents.

On December 5, 2023, the Company approved an amendment to close the other postretirement healthcare plans to new retirees effective December 31, 2023. Therefore, no new retired employees or financial professionals are eligible to join the plan.

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OTHER PLANS The Company has non-qualified deferred compensation plans that permit eligible key employees, financial professionals, and trustees to defer portions of their compensation to these plans. Certain Company contributions in excess of allowable qualified plan limits may also be credited to these plans. Company contributions are recorded as expenses and earnings/(losses) on investments are recorded to interest credited to policyholder funds in the Statements of Income and Changes in Surplus.

BENEFIT OBLIGATIONS Accumulated benefit obligations represent the present value of pension benefits earned as of the measurement date based on service and compensation and do not take into consideration future salary increases.

Projected benefit obligations for defined benefit plans represent the present value of pension benefits earned as of the measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

The following table sets forth the plans’ change in projected benefit obligation of the defined benefit pension and other postretirement healthcare plans as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2024	2023	2024	2023

Change in projected benefit obligation
Projected benefit obligation at beginning of year	$148,759	$147,378	$12,905	$11,012
Service cost	—	—	—	247
Interest cost	6,166	7,612	383	649
Actuarial loss/(gain)	3,190	5,435	(2,144)	3,992
Benefits paid	(11,680)	(11,666)	1,051	(2,995)
Plan amendment	—	—	(4,860)	—
Settlements	(130,486)	—	—	—

Projected benefit obligation at end of year	$15,949	$148,759	$7,335	$12,905

The weighted-average assumptions used to measure the actuarial present value of the projected benefit obligation were as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2024	2023	2024	2023

Discount rate(1)	N/A	5.14%	5.52%	5.19%
Rate of compensation increase	N/A	N/A	N/A	N/A

(1) 2024 discount rates are 4.85%, 4.85%, and 4.85% for the various Nonqualified Pension Plans.

The discount rate is determined at the annual measurement date of the plans and is therefore subject to change each year. The rate reflects prevailing market rates for high quality fixed-income debt instruments with maturities corresponding to expected duration of the benefit obligations on the measurement date. The rate is used to discount the future cash flows of benefits obligations back to the measurement date.

2024 Statutory Financial Statements	Page 37

($ in Thousands)

The assumed health care cost trend rates used in determining the benefit obligation for the other postretirement healthcare plans were as follows as of December 31:

	2024		2023
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	6.50%	6.50%	6.50%	6.75%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%	5.00%	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2031	2031	2030	2030

PLAN ASSETS The change in plan assets of the benefit plans and other postretirement healthcare plans represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments.

The following table sets forth the change in plan assets as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2024	2023	2024	2023

Change in plan assets:
Fair value of plans assets at beginning of year	$207,399	$194,033	$—	$—
Actual return on plan assets	3,877	22,835	—	—
Employer contribution	2,202	2,197	(1,051)	2,995
Benefits paid	(11,680)	(11,666)	1,051	(2,995)
Settlements	(130,486)	—	—	—
Transfer of excess assets	(71,312)	—	—	—

Fair value of plan assets at end of year	$—	$207,399	$—	$—

With the termination of the Company’s qualified pension plan during 2024, the excess plan assets were transferred directly to the Company’s defined contribution plan administrator to be used for future non-elective contributions.

Through 2023, the plan assets of the qualified pension plan consisted primarily of investments in mutual funds through a group annuity contract with the Company. The fair value of those funds was based upon quoted prices in an active market, resulting in a classification of Level 1. The qualified pension plan also invested in bond funds that were managed by PMAM. The fair value of these funds were based upon the net asset value used as a practical expedient obtained from the investment manager, resulting in a classification of Level 2.

The following table presents the financial instruments carried at fair value in the Company’s qualified pension plan assets as of December 31, 2023:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity funds	$386	$—	$—	$386
Bond funds	128,302	72,229	—	200,531
Money market funds	6,482	—	—	6,482

Total	$135,170	$72,229	$—	$207,399

The Company’s overall investment strategy in 2023 with respect to pension assets was growth, preservation of principal, preservation of purchasing power and partial immunization through asset/liability matching while maintaining return objectives over the long term. To achieve these objectives, the Company had established a

Page 38	The Penn Mutual Life Insurance Company

($ in Thousands)

strategic asset allocation policy. Plan assets were diversified both by asset class and within each asset class in order to provide reasonable assurance that no single security or class of security would have a disproportionate impact on the plan. The target allocation for 2024 was primarily focused on bonds. Performance of investment managers, liability measurement and investment objectives was reviewed on a regular basis.

The Company’s qualified pension plan asset allocation and target allocations at December 31, 2023 were as follows:

Asset Category	2023 Target Allocation	Percentage of Plan Assets

Equity funds	—%	0.2%
Bond funds	100.0%	96.7%
Money market funds	—%	3.1%

Total	100.0%	100.0%

For 2023, the expected rate of return on plan assets was estimated utilizing a variety of factors including the historical investment returns achieved over a long-term period, the targeted allocation of plan assets, and expectations concerning future returns in the marketplace for both equity and debt securities.

AMOUNTS RECOGNIZED IN THE STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS

The funded status of the defined benefit pension plans and other postretirement healthcare plans is a comparison of the projected benefit obligations to the assets related to the respective plan, if any. The difference between the two represents amounts that have been appropriately recognized as expenses in prior periods that appear as the net amount recognized or represent amounts that will be recognized as expenses in the future through the amortization of the unrecognized net actuarial gains or losses and unrecognized prior service costs or credits.

The following table sets forth the funded status of the plans as of December 31, 2024 and 2023 as of the measurement date:

	Pension Plans		Other Postretirement Healthcare Plans
	2024	2023	2024	2023

Benefit obligation	$(15,949)	$(148,759)	$(7,335)	$(12,905)
Fair value of plan assets	—	207,399	—	—

Funded status	$(15,949)	$58,640	$(7,335)	$(12,905)

The funded status reconciles to amounts reported in the Statement of Admitted Assets, Liabilities and Surplus as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2024	2023	2024	2023

Prepaid benefit asset (nonadmitted)	$—	$75,217	$—	$—
Accrued benefit cost and liability for benefits recognized (other liabilities)	(15,949)	(16,577)	(7,335)	(12,905)

Funded status	$(15,949)	$58,640	$(7,335)	$(12,905)

2024 Statutory Financial Statements	Page 39

($ in Thousands)

The breakout of the fair value of plan assets, projected benefit obligation and accumulated benefit obligation for plans in an overfunded status, where the fair value exceeded the projected benefit obligation, and plans in an underfunded status, where the projected benefit obligation exceeded the fair value of plan assets were as follows as of December 31:

	Overfunded Pension Plans		Underfunded Pension Plans
	2024	2023	2024	2023

Projected benefit obligation	$—	$(132,182)	$(15,949)	$(16,577)
Fair value of plan assets	—	207,399	—	—

Funded status	—	75,217	(15,949)	(16,577)

Accumulated benefit obligation	$—	$(132,182)	$(15,949)	$(16,577)

SURPLUS ITEMS NOT YET RECOGNIZED The amounts in surplus that have not yet been recognized as part of net periodic benefit cost/(credit) were as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2024	2023	2024	2023

Unrecognized prior service cost	$—	$83	$(4,349)	$—
Unrecognized actuarial (gain)/loss	6,734	44,759	(4,656)	(2,858)

Total	$6,734	$44,842	$(9,005)	$(2,858)

The following represents activity relating to amounts recognized in surplus or included in the remaining unrecognized transition liability from the adoption of SSAP No. 92, “Accounting for Postretirement Benefits Other Than Pensions,” during the years ended December 31, 2024 and 2023, including reclassification adjustments for those amounts recognized as components of net periodic benefit cost/(credit), for the years ended December 31:

	Pension Benefits		Other Postretirement Healthcare Plans
	2024	2023	2024	2023

Items not yet recognized as a component of net periodic benefit cost/(credit) – prior year	$44,842	$50,677	$(2,858)	$(7,039)
Net prior service cost arising during the period	—	—	(4,860)	—
Net prior service (cost)/credit recognized to net periodic benefit cost/(credit)	(17)	(20)	511	(186)
Net prior service cost (credit) from Plan Termination recognized to net periodic benefit cost	(67)	—	—	—
Net actuarial loss/(gain) arising during the period	10,140	(4,155)	(2,144)	3,992
Net actuarial (loss) recognized to net periodic benefit cost/(credit)	(1,576)	(1,660)	346	375
Net actuarial gains (losses) from Plan Termination recognized to net periodic benefit cost	(46,588)	—	—	—

Items not yet recognized as a component of net periodic benefit cost — current year	$6,734	$44,842	$(9,005)	$(2,858)

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($ in Thousands)

NET PERIODIC BENEFIT COST/(CREDIT) The components of net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2024	2023	2024	2023

Service cost	$—	$—	$—	$247
Interest cost	6,166	7,612	383	649
Expected return on plan assets	(10,826)	(13,246)	—	—
Amortization of prior service cost/(credit)	17	20	(511)	185
Amortization of actuarial losses/(gains)	1,576	1,660	(346)	(375)
Settlements	46,655	—	—	—

Total net periodic benefit cost/(credit)	$43,588	$(3,954)	$(474)	$706

The weighted-average assumptions used to determine net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2024	2023	2024	2023

Discount rate for benefit obligations	N/A	5.49%	5.52%	5.52%
Expected return on plan assets	6.00%	7.00%	—	N/A
Rate of compensation increase	N/A	N/A	—	N/A

The assumed health care cost trend rates used in determining net periodic benefit cost were as follows for the years ended December 31:

	2024		2023
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	6.50%	6.50%	6.50%	6.75%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%	5.00%	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2031	2031	2030	2030

ACTUAL CONTRIBUTIONS AND BENEFITS The contributions made and the benefits paid from the plans at December 31 were as follows:

	Pension Benefits		Other Benefits
	2024	2023	2024	2023

Employer Contributions	$2,202	$2,197	$(1,051)	$2,995
Benefits Paid	$(11,680)	$(11,666)	$1,051	$(2,995)

CASH FLOWS With the termination of the Company’s qualified pension plan during 2024, there are no funding requirements under ERISA. Through 2023, the Company’s funding policy was to contribute an amount at least equal to the minimum required contribution under ERISA.

In 2025, the Company expects to contribute to the nonqualified pension plans and other postretirement healthcare plans in amounts equal to the expected benefit costs of approximately $19,230 and $875, respectively.

2024 Statutory Financial Statements	Page 41

($ in Thousands)

The estimated future benefit payments are based on the same assumptions as used to measure the benefit obligations as of December 31, 2024 and 2023. The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

	Pension Plans	Other Post Retirement Healthcare Plans

2025	$19,230	$875
2026	—	818
2027	—	785
2028	—	726
2029	—	687
Years 2030-2033	—	2,791

DEFINED CONTRIBUTION PLANS The Company maintains three defined contribution pension plans for substantially all of its employees and full-time financial professionals. For two plans, designated contributions of up to 6% of annual compensation are eligible to be matched by the Company. Contributions for the third plan are based on tiered earnings of full-time financial professionals. For the years ended December 31, 2024, and 2023, the expense recognized for these plans was $9,665 and $9,583, respectively.

With the termination of the Company’s qualified pension plan during 2024, the excess plan assets were transferred directly to the Company’s defined contribution plan administrator to be used for future non-elective contributions. These assets are non-admitted and are excluded from the Statements of Admitted Assets, Liabilities and Surplus.

Note 10. FEDERAL INCOME TAXES

The Company follows Statement of Statutory Accounting Principles No. 101 — Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 includes a calculation for the limitation of gross deferred tax assets for insurers that maintain a minimum of 300% of their authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2024, and 2023.

The Company is required to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable income exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused; although the realization is not assured, management believes it is more likely than not that the deferred tax assets, will be realized. The Company has not recorded a valuation allowance as of December 31, 2024, and 2023.

Page 42	The Penn Mutual Life Insurance Company

($ in Thousands)

The components of deferred tax asset (“DTA”) and deferred tax liabilities (“DTL”) recognized by the Company are as follows as of December 31:

Description		2024			2023

	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$503,519	$9,941	$513,460	$474,131	$36,818	$510,949

Adjusted gross DTAs	503,519	9,941	513,460	474,131	36,818	510,949
Adjusted gross DTAs nonadmitted	(114,312)	—	(114,312)	(74,580)	—	(74,580)

Subtotal admitted adjusted DTA	389,207	9,941	399,148	399,551	36,818	436,369
Gross DTL	(109,745)	(75,891)	(185,636)	(177,606)	(55,607)	(233,213)

Net admitted DTA/(DTL)	$279,462	$(65,950)	$213,512	$221,945	$(18,789)	$203,156

Description	Changes during 2024

	Ordinary	Capital	Total
Gross DTAs/(DTLs)	$29,388	$(26,877)	$2,511

Adjusted gross DTAs	29,388	(26,877)	2,511
Adjusted gross DTAs nonadmitted	(39,732)	—	(39,732)

Subtotal admitted adjusted DTA/(DTL)	(10,344)	(26,877)	(37,221)
Gross DTL	67,861	(20,284)	47,577

Net admitted DTA/(DTL)	$57,517	$(47,161)	$10,356

Admitted DTAs are comprised of the following admission components based on paragraph 11 of SSAP No. 101 as of December 31:

Description		2024			2023

	Ordinary	Capital	Total	Ordinary	Capital	Total
Admitted DTA 3 Years:
Federal income taxes that can be recovered:
Remaining adjusted gross DTAs expected to be realized in 3 years (lesser of 1 or 2):	$203,571	$9,941	$213,512	$189,162	$13,994	$203,156
1. Adjusted gross DTA expected to be realized	203,571	9,941	213,512	189,162	13,994	203,156
2. Adjusted gross DTA allowed per limitation threshold	—	—	548,880	—	—	399,208
Adjusted gross DTA offset by existing DTLs	185,636	—	185,636	210,390	22,823	233,213

Total admitted DTA realized within 3 years	$389,207	$9,941	$399,148	$399,552	$36,817	$436,369

2024 Statutory Financial Statements	Page 43

($ in Thousands)

Description	Changes during 2024

	Ordinary	Capital	Total
Admitted DTA 3 years:
Federal income taxes that can be recovered:
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):	$14,409	$(4,053)	$10,356
1. Adjusted gross DTA to be realized	14,409	(4,053)	10,356
2. Adjusted gross DTA allowed per limitation threshold	—	—	—
Adjusted gross DTA offset by existing DTLs	(24,754)	(22,823)	(47,577)

Total admitted DTA realized within 3 years	$(10,345)	$(26,876)	$(37,221)

The authorized control level RBC and total adjusted capital computed without net deferred tax assets utilized when determining the amount of admissible net deferred tax assets was as follows:

December 31	2024	2023

Ratio percentage used to determine recovery period and threshold limitation amount	605%	518%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$4,245,118	$3,405,206

The impact of tax planning strategies on the determination of adjusted gross DTAs and net admitted DTAs is as follows:

	December 31, 2024			December 31, 2023				Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Adjusted gross DTAs	—%	100%	40%	—%	100%	89%	—%	—%	(49)%
Net admitted DTAs	—%	100%	46%	—%	100%	91%	—%	—%	(45)%

The Company’s tax planning strategies does not include the use of reinsurance. There are no temporary differences for which a DTL has not been established.

Significant components of income taxes incurred

Current income taxes incurred consist of the following major components for the years ended December 31:

Description	2024	2023

Current federal income tax expense/(benefit)	$(52,735)	$(30,413)
Income tax effect on realized capital gains/(losses)	209,935	(5,035)

Federal and foreign income taxes incurred	$157,200	$(35,448)

As reported on the capital gains and losses, net of tax as disclosed within the income statement, the Company’s accounting policy is to record tax expense or benefit as calculated pursuant to the Internal Revenue Code, adjusted for taxes transferred to the IMR reserve.

Page 44	The Penn Mutual Life Insurance Company

($ in Thousands)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows as of December 31:

	2024	2023	Change

DTAs resulting in book/tax differences in:
Ordinary:
Future Policy Benefits	$154,296	$119,606	$34,690
DAC	202,121	174,441	27,680
Deferred Compensation	45,192	41,178	4,014
Nonadmitted Assets	21,320	21,991	(671)
LIHTC Credits	—	9,435	(9,435)
PML Reserve Financing	36,343	36,343	—
PML Reinsurance	34,856	56,658	(21,802)
Other — Ordinary	9,391	14,479	(5,088)

Subtotal — Gross Ordinary DTAs	503,519	474,131	29,388
Nonadmitted Ordinary DTAs	(114,312)	(74,580)	(39,732)

Admitted ordinary DTAs	389,207	399,551	(10,344)
Capital:
Net Unrealized Investment Losses	—	22,750	(22,750)
Other — Capital	—	73	(73)
OTTI on Investments	9,941	13,995	(4,054)

Gross Capital DTAs	9,941	36,818	(26,877)
Admitted Capital DTAs	9,941	36,818	(26,877)

Admitted DTAs	399,148	436,369	(37,221)
DTLs resulting in book/tax differences in:
Ordinary:
Investments — Ordinary	(83,733)	(137,335)	53,602
Future Policy Benefits — 8 year spread	(6,097)	(12,137)	6,040
Other	(19,915)	(28,134)	8,219

Ordinary DTLs	(109,745)	(177,606)	67,861
Capital:
Alternative Asset Investments	(58,133)	(55,607)	(2,526)
Net Unrealized Investment Gains	(17,758)	—	(17,758)

Capital DTLs	(75,891)	(55,607)	(20,284)

DTLs	(185,636)	(233,213)	47,577

Net deferred tax asset	$213,512	$203,156	$10,356

2024 Statutory Financial Statements	Page 45

($ in Thousands)

The change in deferred income taxes, exclusive of the effect of nonadmitted assets, as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the Statements of Changes in Surplus, is comprised of the following:

	2024	2023	Change

Total Deferred Tax Assets	$513,460	$510,949	$2,511
Total Deferred Tax Liabilities	(185,636)	(233,213)	47,577

Net Deferred Tax Asset	$327,824	$277,736	$50,088
Tax effect of net Unrealized Gains/(Losses)			40,557
Tax effect of Postretirement Liability			9,286

Change in net Deferred Income Tax			$99,931

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing the differences as of December 31, 2024 are as follows:

Description	Amount	Tax Effect	Effective Tax Rate

Income before Taxes	$691,469	$145,208	21.00%
Income from Affiliates	(211,646)	(44,446)	(6.43)%
Separate Account Dividend Received Deduction	(19,586)	(4,113)	(0.59)%
LIHTC	—	(8,181)	(1.18)%
Executive Benefits	(16,429)	(3,450)	(0.50)%
IMR Tax Adjustment	20,183	4,238	0.61%
Dividends Received Deduction	(1,395)	(293)	(0.04)%
Other	(21,661)	(4,549)	(0.66)%
Sale of JMS	(129,263)	(27,145)	(3.93)%

Total	$311,672	$57,269	8.28%

Federal Income Taxes Incurred		$(52,735)	(7.63)%
FIT Expense/(Benefit) on Realized Capital Gains/Losses		295,167	42.69%
FIT in IMR Gains/Losses		(85,232)	(12.33)%
Change in net Deferred Income Tax		(99,931)	(14.45)%

Total Statutory Taxes		$57,269	8.28%

The effective tax rate is primarily driven by the following components: (1) the reversal of income from affiliates, the tax on which is recorded in their separate company financial statements, (2) the separate account dividends received deduction, (3) low income housing tax credits and (4) the sale of Janney Montgomery Scott.

The Company utilized $42,014 of the total credits available at December 31, 2024. The Company has no LIHTC credits available as of December 31, 2024.

The Company has $195M carryback capacity for 2024, 2023 and 2022 that is available for recoupment in the event of future net capital losses. The Company has not made any deposits regarding the suspension of running interest (protective deposits) pursuant to Internal Revenue Code Section 6603.

The Company’s federal income tax return is consolidated with its majority owned subsidiaries listed below. The method of tax allocation among the companies is subject to a written agreement, whereby the tax allocation is made on a benefits for loss basis. The tax share agreement allows for each direct Subsidiary of Parent that owns stock of another Subsidiary to be treated as the Intermediate Parent of the Intermediate Parent Group.

Page 46	The Penn Mutual Life Insurance Company

($ in Thousands)

A listing of the companies included in the consolidated return is as follows:

Penn Insurance & Annuity Company

PIA Reinsurance Company of Delaware I

Vantis Life Insurance Company

Penn Insurance and Annuity Company of New York

Tax years 2021 and subsequent are subject to audit by the Internal Revenue Service.

The Company recognizes interest and penalties, if any, related to unrecognized tax benefits, as a component of tax expense. During the years ended December 31, 2024 and 2023, the Company did not recognize or accrue penalties or interest.

The Company had no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within the next twelve months of the reporting date.

On August 16, 2022, the Inflation Reduction Act of 2022 (Act) was passed by the US Congress and signed into law by President Biden. The Act includes a new corporate alternative minimum tax (CAMT) for tax years beginning after December 31, 2022. The Company has determined that they are a non-applicable reporting entity in 2024.

The Company has early adopted SSAP94. These revisions, effective December 31, 2024, expanded the scope of SSAP No. 94R to include all state and federal tax credits and provide new guidance on the accounting, recognition, and reporting for state and federal tax credits.

Note 11. REINSURANCE

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements. Reinsurance ceded permits recovery of a portion of losses from reinsurers.

The table below highlights the reinsurance amounts shown in the accompanying financial statements.

	Direct	Assumed	Ceded	Net Amount

December 31, 2024:
Premium and annuity considerations	$2,912,515	$15,239	$2,093,627	$834,127
Reserves and funds for payment of insurance and annuity benefits	22,044,721	2,051	5,204,191	16,842,581

December 31, 2023:
Premium and annuity considerations	$3,001,718	$13,704	$1,446,747	$1,568,675
Reserves and funds for payment of insurance and annuity benefits	19,764,727	3,978	5,630,366	14,138,339

The Company entered into a coinsurance funds withheld agreement with a certified, non-affiliated reinsurer, effective June 30, 2020, and amended October 1, 2020, to coinsure an existing block of Term and Universal Life policies on a quota share basis. In addition, this agreement reinsured on a YRT basis certain Universal Life policies on a quota share basis. The agreement generated an after-tax gain of $238,580, that was a direct increase to surplus. This agreement was recaptured on October 1, 2024 with a resulting loss of $151,327, inclusive of emerging earnings of $238,580.

The Company entered into a coinsurance fund withheld agreement with an authorized, non-affiliated reinsurer, effective September 30, 2017, to coinsure an existing block of whole life policies on a 20% quota share basis. In addition to the whole life policies, this agreement reinsured on a YRT basis certain Universal Life policies on a 85% quota share basis. The agreement generated an after-tax gain of $61,750, that was a direct increase to surplus and will be amortized into income. The agreement was amended on April 1, 2020 and generated an additional after-tax

2024 Statutory Financial Statements	Page 47

($ in Thousands)

gain of $19,750, that was a direct increase to surplus. This agreement was recaptured on October 1, 2024 with a resulting loss of $12,794, inclusive of emerging earnings of $16,632.

The Company has entered into an indemnity reinsurance agreement with a single non-affiliated reinsurer, whereby the Company cedes its risk associated with the Disability Income line of business. Under the agreement, 95% of the assets and liabilities were transferred to the reinsurer, and the assets were placed in a trust that names the Company as beneficiary. As of December 31, 2024 and 2023, the Company had a related reserve credit of $168,619 and $181,322, respectively, which was secured by investment grade securities with a market value of $259,390 and $255,627, respectively, held in trust.

INTERCOMPANY REINSURANCE The Company maintains various reinsurance agreements with affiliates. The following table summarizes premium and reserves balances associated with such agreements as of and for the years ended December 31:

		Assumed/(Ceded)
		2024		2023
	Affiliate	Premium	Reserves	Premium	Reserves

Coinsurance Modified Coinsurance	PIANY	$(10,878)	$(216,662)	$(42,473)	$(212,030)
YRT — Over retention	PIANY	4,248	1,321	3,481	937
Coinsurance Funds Withheld	PIA	(731,255)	(2,347,132)	(30,972)	(1,585,521)
Coinsurance — Inforce	PIA	(17,959)	(617,324)	(33,543)	(579,871)
Coinsurance	PIA	(56,769)	(1,344,814)	(95,937)	(1,273,467)
YRT — Over retention	PIA	5,626	790	4,932	668
YRT — Over retention	Vantis	93	86	61	81

Total		$(806,894)	$(4,523,735)	$(194,451)	$(3,649,203)

Coinsurance Modified Coinsurance — PIANY PML ceded to PIANY an inforce block of New York issued variable universal life and variable deferred annuity policies. The Company ceded 100% of the insurance risk, gross of inuring reinsurance.

YRT Over Retention — PIANY The Company assumes from PIANY the policies that result in retention greater than $300 per life, up to $10,000.

Coinsurance Funds Withheld — PIA At December 31, 2014, the Company entered into a contract to cede reserves pursuant to transactions subject to the requirements of Section 7 of the NAIC XXX and AXXX Reinsurance Model Regulation. PIA contemporaneously reinsured the policies to PIAre I, an authorized, affiliated reinsurer. The agreement generated an after-tax gain of $173,062, that was a direct increase to surplus and is amortized into income as earnings emerge.

Effective October 1, 2024, this agreement was amended and restated to increase the ceded reserves for this in-force block. PIA contemporaneously reinsured the increased ceded reserves to PIAre I, an authorized, affiliated reinsurer. The amended and restated agreement generated an additional after-tax gain of $165,981, that was a direct increase to surplus and is amortized into income as earnings emerge.

Coinsurance — Inforce — PIA Effective January 1, 2015, PML ceded to PIA an inforce block of single life index universal life policies. The Company ceded 100% of the risk, net of inuring reinsurance. The after-tax gain of $20,814 was a direct increase to surplus and has been fully amortized into income.

Coinsurance — PIA The Company cedes certain insurance risks to PIA on a coinsurance basis.

YRT — Over Retention — PIA The Company assumed from PIA policies issued after October 1, 2006 and before October 1, 2014 that resulted in retention greater than $1,000 per life.

Page 48	The Penn Mutual Life Insurance Company

($ in Thousands)

YRT — Over retention — Vantis Effective April 12, 2021, the Company assumed from Vantis a quota share of 90% for term policies and 50% for whole life policies. If Vantis has reached its retention limit of $300 per life, the Company’s share will be 100% of the excess up to $10,000.

Note 12. RELATED PARTIES

The Company holds revolving loan agreements with affiliates.

Affiliate	Effective Date	Maturity Date	Maximum Amount	Current Interest Rate

PMAM	July 1, 2019	July 2039	100,000	Market Based at time of draw
PMAM	August 31, 2021	August 2041	100,000	Market Based at time of draw
PMAM	June 22, 2022	June 2042	100,000	Market Based at time of draw
PMAM	November 4, 2024	November 2044	300,000	Market Based at time of draw
1847SV	May 15, 2024	April 2029	100,000	Market Based at time of draw
HTK	July 31, 2023	July 2042	20,000	Market Based at time of draw

The Company recorded $67,529 and $55,671 in interest income on these notes for the years ended December 31, 2024 and 2023, respectively. At December 31, 2024 and 2023, the Company had outstanding principle receivables of $279,015 and $708,000 and interest receivables of $6,788 and $14,229, respectively, relating to these agreements.

There was no outstanding balance on the JMS line of credit with the Company as of December 31, 2023.

1847IC was established in 2023 and currently provides Fidelity Bond, Cyber and Medical Stop Loss insurance coverages to the Company and its affiliates.

1847SV was established in 2024 to make select capital investments.

1847Fin was established in 2024 as a distribution entity within the Company’s enterprise.

The Company’s investment in PMAM’s Private Funds/PMUBX at December 31, 2024 and 2023 of $127,125 and $118,665, respectively, represents a significant influence, but no ownership, and are considered affiliates.

The Company’s unconsolidated subsidiaries had combined assets of $15,911,253 and $17,805,153 and combined liabilities of $14,694,155 and $16,516,057 as of December 31, 2024 and 2023, respectively. The admitted value of the Company’s investments in subsidiaries includes no goodwill or intangible assets in 2024, and $140,423 and $5,326 in 2023, respectively.

The Company’s unconsolidated subsidiaries had combined net income of $48,573 and $113,138 for the years ended December 31, 2024 and 2023, respectively.

The Company’s non-insurance subsidiaries had combined balance sheet values (gross, admitted and non-admitted) of $125,937, $125,919 and $18, respectively at December 31, 2024 and $440,586, $440,586 and $0, respectively at December 31, 2023.

The Company made the following capital contributions for 2024 and 2023, respectively:

December 31	2024	2023
	Capital Contributions	Capital Contributions

PIA	$70,000	$30,000
1847IC	—	6,000
1847Fin	10	—
1847SV	10	—

2024 Statutory Financial Statements	Page 49

($ in Thousands)

Capital contributions were in the form of cash.

Under a variety of intercompany agreements, the Company provides its subsidiaries with administrative services, leases, and accounting services. For 2024 and 2023, the total expenses incurred by subsidiaries under these agreements were $98,149 and $68,552, respectively. The net amount due to the Company was $21,776 and $15,267 at December 31, 2024 and December 31, 2023, respectively. Under the terms of an investment management agreement, the Company incurred expenses from PMAM of $21,786 and $18,566 for 2024 and 2023, respectively.

Note 13. COMMITMENTS, CONTINGENCIES AND UNCERTAINTIES

LITIGATION The Company and its subsidiaries are involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. In addition, the regulators within the insurance and brokerage industries continue to focus on market conduct and compliance issues. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

For some matters, the Company is able to estimate a possible range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company, however, believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses.

GUARANTY FUNDS The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The liability for estimated guaranty fund assessments net of applicable premium tax credits as December 31, 2024 and 2023 was $175. The Company monitors sales materials and compliance procedures and makes extensive efforts to minimize any potential liabilities in this area. The Company believes such assessments in excess of amounts accrued will not materially impact its financial statement position, results of operation, or liquidity.

LEASES The Company has entered into other leases, primarily for field offices.

As of December 31, 2024 future minimum payments under noncancellable leases are as follows:

For the year ending:

2025	$4,023
2026	2,156
2027	833
2028	453
Thereafter	288

Rent expense was $6,884 and $4,658 as of December 31, 2024 and December 31, 2023, respectively.

COMMITMENTS In the normal course of business, the Company extends commitments relating to its investment activities. As of December 31, 2024, the Company had outstanding commitments totaling $588,775 relating to these investment activities. The fair value of these commitments approximates the face amount.

Note 14. SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2024 and through the financial statement issuance date of February 20, 2025 and has determined that there were no other significant events requiring recognition in the financial statements and no additional events requiring disclosure in the financial statements.

Page 50	The Penn Mutual Life Insurance Company

About The Penn Mutual Life Insurance Company

For more than 175 years, Penn Mutual has been helping people get stronger. Our expertly crafted life insurance is vital to long-term financial health and strengthens people’s ability to enjoy every day. Working with our trusted network of financial professionals, we take the long view, building customized solutions for individuals, their families, and their businesses. Penn Mutual supports its financial professionals with retirement and investment services through its wholly-owned subsidiary Hornor, Townsend & Kent, LLC, member FINRA/SIPC.

Visit Penn Mutual at www.pennmutual.com.

© 2025 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172, www.pennmutual.com

PM9143	01/25

The Penn Mutual Life Insurance Company

 2022 Statutory Financial Statements

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103-7042 T: (267) 330 3000, www.pwc.com/us

Report of Independent Auditors

To the Board of Trustees of

The Penn Mutual Life Insurance Company

Opinions

We have audited the accompanying statutory financial statements of The Penn Mutual Life Insurance Company (“PML”) which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2022 and 2021, and the related statutory statements of income and changes in surplus, and of cash flows for the years then ended, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Pennsylvania Insurance Department described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for the years then ended.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Pennsylvania Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Pennsylvania Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Philadelphia, Pennsylvania

February 17, 2023

($ in Thousands)

Statements of Admitted Assets, Liabilities and Capital and Surplus

As of December 31,	2022	2021

ADMITTED ASSETS
Bonds	$13,672,878	$12,136,084
Stocks:
Preferred	51,966	75,947
Common — affiliated	869,747	767,365
Common — unaffiliated	42,557	55,377
Real estate	29,654	30,810
Policy loans	553,785	461,927
Cash and short-term investments	376,029	403,753
Alternative assets	1,188,539	1,221,285
Derivatives	1,172,035	815,383
Other invested assets	1,024,353	1,016,185

TOTAL INVESTMENTS	18,981,543	16,984,116

Investment income due and accrued	155,217	130,621
Premiums due and deferred	151,969	132,164
Deferred tax asset	255,575	218,388
Corporate owned life insurance	228,074	251,890
Amounts recoverable from reinsurers	43,359	34,624
Other assets	66,746	178,384
Separate account assets	8,091,620	10,064,678

TOTAL ASSETS	$27,974,103	$27,994,865

LIABILITIES
Reserves and funds for payment of insurance and annuity benefits	$12,932,817	$11,318,880
Dividends to policyholders payable in the following year	165,192	125,114
Policy claims in process	75,682	104,049
Interest maintenance reserve	8,726	13,174
Asset valuation reserve	339,347	503,173
Drafts outstanding	41,043	44,944
Funds held under coinsurance	1,769,348	1,642,217
Other liabilities	582,032	640,067
Derivatives	1,318,483	966,970
Separate account liabilities	8,091,620	10,064,678

TOTAL LIABILITIES	25,324,290	25,423,266

CAPITAL AND SURPLUS
Surplus notes	891,130	890,827
Unassigned surplus	1,758,683	1,680,772

TOTAL CAPITAL AND SURPLUS	2,649,813	2,571,599

TOTAL LIABILITIES AND CAPITAL AND SURPLUS	$27,974,103	$27,994,865

The accompanying notes are an integral part of these financial statements.

2022 Statutory Financial Statements	Page 1

($ in Thousands)

Statements of Income

For the Years Ended December 31,	2022	2021

REVENUE
Premium and annuity considerations	$858,958	$1,251,685
Net investment income	820,300	727,623
Reserve adjustments on reinsurance ceded	1,119,763	475,370
Other revenue	446,534	341,263

TOTAL REVENUE	3,245,555	2,795,941

BENEFITS AND EXPENSES
Benefits paid to policyholders and beneficiaries	1,191,034	1,331,360
Increase in reserves for payment of future insurance and annuity benefits	1,494,697	1,185,779
Commissions	224,991	206,328
Operating expenses	315,381	333,551
Other expenses	73,149	82,835
Net transfer from separate accounts	(218,319)	(349,704)

TOTAL BENEFITS AND EXPENSES	3,080,933	2,790,149

GAIN FROM OPERATIONS BEFORE DIVIDENDS AND FEDERAL INCOME TAX BENEFIT	164,622	5,792

Dividends to policyholders	172,848	126,382

LOSS FROM OPERATIONS BEFORE FEDERAL INCOME TAX BENEFIT	(8,226)	(120,590)

Federal income tax benefit	(3,579)	(38,179)

LOSS FROM OPERATIONS	(4,647)	(82,411)

Net realized capital gains/(losses), net of tax	79,808	(67,699)

NET INCOME/(LOSS)	$75,161	$(150,110)

The accompanying notes are an integral part of these financial statements.

Page 2	The Penn Mutual Life Insurance Company

($ in Thousands)

Statements of Changes in Surplus

For the Years Ended December 31,	2022	2021

SURPLUS
Opening surplus adjustment	$(1,357)	$—
Surplus, beginning of year	2,570,242	2,261,031
Net income/(loss)	75,161	(150,110)
Change in:
Reinsurance	(29,101)	(13,402)
Asset valuation reserve	163,826	(241,969)
Net unrealized capital (losses)/gains, net of tax	(139,650)	168,262
Net deferred income tax	10,631	26,021
Funded status of postretirement plans, net of tax	3,381	6,941
Surplus notes	303	500,282
Nonadmitted assets	(4,980)	14,543

Surplus, end of year	$2,649,813	$2,571,599

The accompanying notes are an integral part of these financial statements.

2022 Statutory Financial Statements	Page 3

($ in Thousands)

Statements of Cash Flows

For the Years Ended December 31,	2022	2021

OPERATIONS
Premium and annuity considerations	$2,246,744	$1,884,678
Net investment income	882,090	778,755
Other revenue	247,308	260,857

CASH PROVIDED BY OPERATIONS	3,376,142	2,924,290

Benefits paid	1,413,880	1,493,672
Commissions and operating expenses	607,042	563,203
Net transfers from separate accounts	(216,850)	(345,666)
Dividends to policyholders	14,912	14,805
Taxes paid/(refunded) on operating income and realized investment losses	(138,888)	115,583

CASH USED IN OPERATIONS	1,680,096	1,841,597

NET CASH PROVIDED BY OPERATIONS	1,696,046	1,082,693

INVESTMENT ACTIVITIES
Investments sold, matured or repaid:
Bonds	1,460,296	1,560,789
Preferred and common stocks	67,724	83,162
Alternative assets, real estate and other invested assets	300,229	103,988
Derivatives	139,322	12,511
Miscellaneous proceeds	(16,943)	4,882

NET PROCEEDS FROM INVESTMENTS SOLD, MATURED OR REPAID	1,950,628	1,765,332

Cost of investments acquired:
Bonds	3,145,343	3,055,982
Preferred and common stock	149,456	61,113
Alternative assets, real estate and other invested assets	410,701	256,963
Derivatives	16,942	77,643
Miscellaneous applications	(13,914)	—

TOTAL COST OF INVESTMENTS ACQUIRED	3,708,528	3,451,701

Net (increase) in policy loans	(76,420)	(15,752)

NET CASH USED IN INVESTMENT ACTIVITIES	(1,834,320)	(1,702,121)

FINANCING AND MISCELLANEOUS
Surplus notes	—	500,000
Net (withdrawals) on deposit-type contracts	119,502	2,989
Other cash applied, net	(8,952)	205,213

NET CASH PROVIDED BY/(USED IN) FINANCING AND MISCELLANEOUS	110,550	708,202

NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS	(27,724)	88,774

Cash and short-term investments:
Beginning of year	403,753	314,979

End of year	$376,029	$403,753

…continued -

Page 4	The Penn Mutual Life Insurance Company

($ in Thousands)

Statements of Cash Flows (cont’)

For the Years Ended December 31,	2022	2021

Supplemental Disclosure of Cash Flow Information for Non-Cash Transactions:
Non-cash acquisitions	$8,588	$18,132
Premiums paid from benefits, dividends, policy loans and waivers	$163,789	$142,256
Common stock acquired as a return of capital/dividend	$8,697	$8,914
Non-cash disposals	$55,995	$52,111
Reinsurance Emerging Earnings	$29,100	$13,402

The accompanying notes are an integral part of these financial statements.

2022 Statutory Financial Statements	Page 5

($ in Thousands)

Notes to Financial Statements

Note 1. NATURE OF OPERATIONS AND BASIS OF PRESENTATION

NATURE OF OPERATIONS The Penn Mutual Life Insurance Company (the “Company” or “PML”) is a mutual life insurance company domiciled in Pennsylvania, that concentrates primarily on the sale of individual life insurance and annuity products. The primary products that the Company currently markets are traditional whole life, one year non-renewable and level term, variable universal life, immediate annuities and deferred annuities, both fixed and variable. The Company markets its products through a network of career and independent financial professionals. The Company is licensed to write business in forty-nine states and the District of Columbia.

BASIS OF PRESENTATION The accompanying financial statements of the Company have been prepared in conformity with the National Association of Insurance Commissioner’s (“NAIC”) Practices and Procedures manual and with statutory accounting practices prescribed or permitted by the Pennsylvania Insurance Department (collectively “SAP” or “statutory accounting principles”). Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company currently has no permitted practices.

Statutory accounting principles are different in some respects from U.S. Generally Accepted Accounting Principles (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows:

(a)

certain acquisition costs, such as commissions and other variable costs, that are directly related to the successful acquisition of new business, are charged to current operations as incurred, whereas GAAP would generally capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over premium payment period;

(b)

statutory policy reserves are based upon the Commissioners’ Reserve Valuation Method (“CRVM”) or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity, and interest assumptions;

(c)	bonds are generally carried at amortized cost, whereas GAAP would generally report bonds at fair value;
(d)	undistributed earnings from alternative assets are included in unrealized gains and losses, whereas GAAP would treat these changes as net investment income;
(e)

deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas GAAP would generally include the change in deferred taxes in net income;

(f)

payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances;

(g)	assets are reported at “admitted asset” value, and “nonadmitted assets” are excluded through a charge against surplus, whereas GAAP would record these assets net of any valuation allowance;
(h)

majority-owned subsidiaries are accounted for using the equity method. The Penn Insurance and Annuity Company (“PIA”), The Penn Insurance and Annuity Company of New York (“PIANY”), Hornor Townsend & Kent, LLC (“HTK”), Vantis Life Insurance Company (“Vantis”), Penn Mutual Asset Management, LLC (“PMAM”), and certain assets of Independence Square Properties, LLC (“ISP”) are admitted assets. Certain assets of ISP are nonadmitted assets. Under GAAP, these majority-owned subsidiaries would be consolidated;

(i)

the Company’s investment in Penn Mutual Asset Management Multi-Series Funds Series A and B and the Penn Mutual AM Strategic Income Fund (collectively “PMAM’s Private Funds/PMUBX”) is accounted for using the equity method. Under GAAP, the Company’s investment would be treated as a variable interest entity and consolidated, with noncontrolling interest portions separately reported.

(j)

surplus notes are reported in surplus, whereas GAAP would report these notes as debt. Costs associated with the issuance of these notes are expensed, whereas GAAP would capitalize these expenses and amortize them into income over the life of the notes;

(k)	reinsurance reserve credits are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts, whereas GAAP would report these balances as an asset;

Page 6	The Penn Mutual Life Insurance Company

($ in Thousands)

(l)

an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the carrying value of stocks, real estate investments, partnerships, limited liability companies (“LLCs”), low income housing tax credit (“LIHTC”) investments, and certain credit related derivative instruments as well as credit-related declines in the value of bonds, whereas GAAP would not record this reserve;

(m)	changes in the fair value of unaffiliated common stock are recorded as changes in surplus, whereas GAAP recognizes the changes through realized capital gains/(losses);
(n)	changes in fair value of perpetual preferred stock are recorded as changes in surplus, whereas GAAP recognizes the changes through realized capital gains/(losses);
(o)

after-tax realized capital gains and losses that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold, whereas GAAP would report these gains and losses as revenue at time of sale;

(p)

changes in the fair value of the derivative financial instruments are recorded as changes in surplus, unless deemed an effective hedge when it is carried at amortized cost with no resulting changes in fair value. Changes in fair value for GAAP would be reported as income for ineffective cash flow hedges and effective fair value hedges; changes in fair value for GAAP would be reported as other comprehensive income for effective cash flow hedges;

(q)

comprehensive income is not presented, whereas GAAP would present changes in unrealized capital gains and losses, changes in funded status of pension and postretirement plans, and foreign currency translations as other comprehensive income;

(r)

embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately;

(s)	policyholder dividends are recognized when declared, whereas GAAP would recognize these over the term of the related policies;
(t)	investments in Federal Home Loan Bank stock are reported as an investment in common stock, unaffiliated, whereas GAAP would report these within other invested assets.
(u)

Changes in the cash surrender value of the policies are recorded as an adjustment to the premiums paid for the insurance coverage, which is recognized as part of the interest credited to policyholders within Benefits paid to policyholders and beneficiaries.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses during the reporting periods. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material reported amounts and disclosures that require extensive use of estimates are:

◇	Carrying value of certain invested assets and derivatives
◇	Liabilities for reserves and funds for payment of insurance and annuity benefits
◇	Accounting for income taxes and valuation of deferred income tax assets and liabilities and unrecognized tax benefits
◇	Litigation and other contingencies
◇	Pension and other postretirement and postemployment benefits

INVESTMENTS Bonds with an NAIC designation of 1 to 5 are valued at amortized cost. All other bonds are valued at the lower of cost or fair value. Fair value is determined using an external pricing service or management’s pricing models.

For fixed income securities that do not have a fixed schedule of payments and where market valuations are not readily available, the effect on amortization or accretion is revalued periodically based on the current estimated cash flows. Prepayment assumptions are based on borrower constraints and economic incentives such as original term, age, and coupon of the loan as affected by the interest rate environment. Cash flow assumptions for

2022 Statutory Financial Statements	Page 7

($ in Thousands)

structured securities are obtained from broker dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

Preferred Stock Highest-quality, high-quality or medium quality redeemable preferred stock (NAIC designations 1 to 3) shall be valued at amortized cost. All other redeemable preferred stocks (NAIC designations 4 to 6) shall be reported at the lower of amortized cost or fair value. Perpetual preferred stock shall be valued at fair value, not to exceed any currently effective call price. Fair value is determined using an external pricing service or management’s pricing model.

Common Stock of the Company’s insurance affiliates is carried at its underlying audited statutory equity. PIA Reinsurance Company of Delaware I (“PIAre I”), a wholly-owned subsidiary of PIA, received a permitted practice from the Delaware Department of Insurance (Captive Bureau) to admit the value of the LLC Note and related form of surplus reflected in PIAre I’s audited statutory financial statements. As allowed under Statutory Accounting Principles No. 97, Investment in Subsidiary, Controlled and Affiliated Entities, the Company increased PIA’s carrying value by $130,655 and $107,304 as of December 31, 2022 and 2021, respectively.

Had the Company not been permitted to include the asset and statutory surplus noted above in either 2022 or 2021, the resulting RBC of PIA would not have triggered a regulatory event. Had PIA RE not been permitted to include the asset and statutory surplus above noted, the resulting RBC of PIA RE would have triggered a regulatory event in both 2022 and 2021.

Common stock of audited non-insurance affiliates is admitted at the GAAP-basis equity. Common stock of unaudited non-insurance affiliates is nonadmitted.

Unaffiliated common stock is carried at fair value. The investment in capital stock of the Federal Home Loan Bank of Pittsburgh (“FHLB-PGH”) is carried at par, which approximates fair value. See the “Federal Home Loan Bank Borrowings” caption within this footnote for additional information on FHLB-PGH.

Dividends are recognized in net investment income on the ex-dividend date. Other changes in the carrying value of affiliates are recognized as changes in unrealized gains or losses in surplus.

Real Estate Real Estate occupied by the Company is carried at depreciated cost. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Policy Loans Policy Loans are carried at the aggregate balance of unpaid principal and interest.

Cash, Cash Equivalents and Short-term investments Cash Equivalents include investments purchased with maturities of three months or less and money market mutual funds. Short-term investments, which are carried at amortized cost and approximate fair value, consist of investments purchased with maturities greater than three months and less than or equal to 12 months.

Alternative Assets Alternative Assets consists primarily of limited partnerships. The Company accounts for the value of its investments at their underlying GAAP equity. Dividends and income distributions from limited partnerships are recorded as investment income. Undistributed earnings are included in the unrealized gains and losses balance and are reflected in surplus, net of deferred taxes. Distributions that are recorded as a return of capital reduce the carrying value of the limited partnership investment. Due to the timing of the valuation data received from the partnership, these investments are reported in accordance with the most recent valuations received, which are primarily on a one quarter lag.

Derivatives The Company may utilize derivative financial instruments in the normal course of business to manage risk, in conjunction with its management of assets and liabilities and interest rate risk. The accounting treatment of specific derivatives depends on whether the financial instrument is designated and qualifies as a highly effective hedge. Derivatives used in hedging transactions that meet the criteria of a highly effective hedge are reported and

Page 8	The Penn Mutual Life Insurance Company

($ in Thousands)

valued in a manner that is consistent with the instrument being hedged. The change in fair value of these derivatives is recognized as an unrealized capital gain/(loss) until they are closed, at which time they are recorded in realized capital gains/(losses). Derivatives used in risk management transactions that do not meet the criteria of an effective hedge are accounted for at fair value, with changes in fair value recorded in unrealized capital gains/(losses). Derivatives with a positive fair value or carrying value are reported as admitted assets. Derivatives with a negative fair value or carrying value are reported in Other liabilities. Realized gains and losses that are recognized upon termination or maturity of the derivatives used in economic hedges of interest rate and currency risk of the fixed income portfolio, regardless of accounting treatment, are transferred, net of taxes, to the IMR. All other realized gains and losses are recognized in net income upon maturity or termination of the derivative contracts.

The Company may enter into interest rate swaps, total return swaps, inflation swaps, financial futures and equity options to hedge risks associated with the offering of equity market-based guarantees in the Company’s annuity and indexed universal life insurance product portfolio that do not meet the criteria of an effective hedge.

The Company may enter into interest rate caps, credit default swaps, and interest rate swaps, that are carried at fair value. The Company may use interest rate caps and payer swaps, a type of interest rate swap, to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security. Receiver swaps, a type of interest rate swap, protect the Company from credit risk in the fixed income portfolio. These do not meet the criteria of an effective hedge.

Investment income is recorded on an accrual basis. Amounts payable or receivable under total return, currency, credit default, interest rate and inflation swap agreements are recognized as investment income or expense when incurred. The Company does not engage in derivative financial instrument transactions for speculative purposes.

Other Invested Assets The Company invests in LIHTC investments, which generate tax credits for investing in affordable housing projects. Investments in LIHTC are included in other invested assets and are accounted for under the proportional amortized cost method. The delayed equity contributions for these investments are unconditional and legally binding and therefore, have been recognized as a liability.

Other invested assets also include notes receivable carried at book value, from PMAM and Janney Montgomery Scott LLC (“JMS”), an affiliate, and the Company’s investments in HTK, ISP, PMAM, PMAM’s Private Funds/PMUBX and receivables for unsettled investment transactions. In 2022 changes in Private Funds/PMUBX resulted in an opening surplus adjustment.

OTTI EVALUATION Bonds, mortgage-backed and asset-backed securities The Company considers an impairment to be other-than-temporary if: (a) the Company’s intent is to sell, (b) the Company will more likely than not be required to sell, (c) the Company does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis, or (d) the Company does not expect to recover the entire amortized cost basis. The Company conducts a periodic management review of all bonds including those in default, not-in-good standing, or otherwise designated by management. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value, default rates, delinquency rates, percentage of nonperforming loans, prepayments, and severities. If the impairment is other-than-temporary, the non-interest loss portion of the impairment is recorded through realized losses, and the interest related portion of the loss is disclosed in the notes to the financial statements.

The non-interest portion is determined based on the Company’s “best estimate” of future cash flows discounted to a present value using the appropriate yield. The difference between the present value of the best estimate of cash flows and the amortized cost is the non-interest loss. The remaining difference between the amortized cost and the fair value is the interest loss.

Equity Securities OTTI — The Company will impair any lot of equity securities in an unrealized loss position for more than 12 consecutive months by more than 10%. Any such impairments are accounted for as a realized loss.

Alternative Assets OTTI — The Company’s evaluation for OTTI takes into consideration the remaining life of a partnership and the performance of the underlying assets when evaluating the facts and circumstances surrounding the recovery of the cost for a partnership. Any such impairments are accounted for as a realized loss.

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($ in Thousands)

LIHTC OTTI — For LIHTC investments, OTTI is determined by comparing the book value of the investment with the present value of future tax benefits. The investment is written down if the book value is higher than the present value, and the impairment is accounted for as a realized loss.

INVESTMENT INCOME DUE AND ACCRUED Investment income due and accrued consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) bonds delinquent more than 90 days or where collection of interest is improbable; and (c) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

PREMIUMS DUE AND DEFERRED Deferred premium is the portion of premium not earned at the reporting date, net of loading. Loading is an amount obtained by subtracting the net premium from the gross premium and generally includes allowances for acquisition costs and other expenses. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Uncollected premium is gross premium that is due and unpaid as of the reporting date, net of loading and nonadmitted receivables that are greater than 90 days in age. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income. The deferred and uncollected amounts and loading were as follows at December 31:

	2022				2021

	New	Renewal	Group	Total	New	Renewal	Group	Total
Uncollected premium	$168	$40,671	NA		$322	$26,409	NA
Uncollected loading	(165)	(11,304)	NA		(311)	(5,726)	NA

Net uncollected	$3	$29,367	$108	$29,478	$11	$20,683	$114	$20,808

Deferred premium	$17,080	$133,281	NA		$24,692	$119,548	NA
Deferred loading	(16,310)	(8,156)	NA		(23,241)	(6,933)	NA

Net deferred	$770	$125,125	$3	$125,898	$1,451	$112,615	$3	$114,069

Subtotal — gross deferred and uncollected				155,376				134,877
Nonadmitted				(3,407)				(2,713)

Premiums due and deferred , net				$151,969				$132,164

FEDERAL INCOME TAX The Company files a consolidated federal income tax return with its insurance and non-insurance subsidiaries. Each subsidiary’s tax liability or refund is accrued on a separate company basis. The Company reimburses subsidiaries for losses utilized in the consolidated return based on inter-company tax allocation agreements. The provision for federal income taxes is computed in accordance with the section of the Internal Revenue Code applicable to life insurance companies and is based on income that is currently taxable.

Uncertain tax positions (“UTPs”) are established when the merits of a tax position are evaluated against certain measurement and recognition tests. UTP changes are reflected as a component of income taxes. The Company currently has no UTPs.

Deferred income tax assets and liabilities are established to reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. These deferred tax assets or liabilities are measured by using the enacted tax rates expected to apply to taxable income in the period in which the deferred tax liabilities or assets are expected to be settled or realized. Changes in the deferred tax balances are reported as adjustments to surplus. Deferred tax assets in excess of the statutory limits are treated as nonadmitted assets and charged to surplus.

Page 10	The Penn Mutual Life Insurance Company

($ in Thousands)

CORPORATE OWNED LIFE INSURANCE The Company purchases life insurance policies on certain officers and employees on which the Company is designated as the beneficiary. The Company recognizes the cash surrender value of the policies as an asset on the Statement of Admitted Assets, Liabilities and Surplus. Changes in the cash surrender value of the policies are recorded as an adjustment to the premiums paid for the insurance coverage, which is recognized as part of interest credited to policyholders within Benefits paid to policyholders and beneficiaries on the Statements of Income and Changes in Surplus.

The cash surrender values for investments in the corporate owned life insurance are as follow at December 31:

	2022	2021

Equity funds	$156,539	$211,695
Bond funds	3,171	3,646
Money market funds	43,561	12,269
Other	24,803	24,280

Total	$228,074	$251,890

REINSURANCE In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $7,500 for single life and $10,000 for joint lives.

In addition to excess coverage and coinsurance contracts, the Company also utilizes other forms of reinsurance such as coinsurance funds withheld and coinsurance/modified coinsurance.

Reinsurance does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the risk transfer of its reinsurance contracts and the financial strength of potential reinsurers. The Company regularly monitors the financial condition and ratings of its existing reinsurers to ensure that amounts due from reinsurers are collectible.

Insurance liabilities are reported net of the effects of reinsurance. Estimated reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.

OTHER ASSETS Computer equipment and packaged software is reported at a cost of $82,353 and $113,970, less accumulated depreciation of $76,858 and $106,176 at December 31, 2022 and 2021, respectively. Computer equipment and packaged software is depreciated using the straight-line method over the lesser of its useful life or three years. Depreciation expense on computer equipment and packaged software charged to operations in 2022 and 2021 was $4,154 and $5,522, respectively. Furniture is depreciated on a straight-line basis over the estimated useful lives of the related assets. Leasehold improvements are depreciated over the remaining life of the lease. Building and property improvements are depreciated in accordance with the expected useful life.

Other assets also includes receivables related to federal income taxes, centrally cleared derivative transactions, receivables for collateral remitted to counterparties, and amounts due from affiliates under the terms of service agreements.

SEPARATE ACCOUNT ASSETS AND LIABILITIES The Company has separate account assets and liabilities representing segregated funds administered and invested by the Company primarily for the benefit of variable life insurance policyholders and annuity and pension contractholders, including the Company’s benefit plans. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The Separate accounts have varying investment objectives.

Separate account assets are stated at the fair value of the underlying assets, which are shares of mutual funds. The value of the assets in the Separate accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The liability is reported at contract value and represents the policyholders’ interest in the account and includes accumulated net investment income and realized and unrealized capital

2022 Statutory Financial Statements	Page 11

($ in Thousands)

gains/(losses) on the assets. The investment income and realized capital gains/(losses) from separate account assets accrue to the policyholders and are not included in the Statements of Income. Mortality, policy administration, surrender charges assessed and asset management fees charged against the accounts are included in other revenue in the accompanying Statements of Income and Changes in Surplus.

The Company issues variable annuity contracts in the separate accounts in which the Company provides various forms of guarantees to benefit the related contract holders called Guaranteed Minimum Death Benefits (“GMDB”), Guaranteed Minimum Accumulated Benefits (“GMAB”), GMAB/Guaranteed Minimum Withdrawal Benefits (“GMWB”), and GMWB with inflation protection. In accordance with guarantees provided, if the investment proceeds in the separate accounts are insufficient to cover the guarantees for the product, the policyholder proceeds will be remitted by the general account.

NONADMITTED ASSETS Assets designated as nonadmitted by the NAIC include furniture, certain electronic data processing equipment, unamortized software, the amount of the deferred tax asset that is in excess of limits prescribed by SAP, the pension plan assets, certain investments in partnerships for which financial audits are not performed, certain other receivables, advances and prepayments, and uncollected premiums greater than 90 days from the due date. Such amounts are excluded from the Statements of Admitted Assets, Liabilities and Surplus.

RESERVES AND FUNDS FOR THE PAYMENT OF INSURANCE AND ANNUITY BENEFITS Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in-force. Any adjustments that are made to the reserve balances are reflected in the Statements of Income in the year in which such adjustments are made, with the exception of changes in valuation bases that are accounted for as charges or credits to surplus.

Reserves and funds for the payment of future life and annuity benefits are developed using actuarial methods based on statutory mortality and interest requirements. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level, modified preliminary term or CRVM methods using the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary (“CSO”) Mortality and American Experience Tables and assumed interest rates ranging from 2.25% to 4.50%. Reserves for substandard policies are computed using multiples of the respective underlying mortality tables. The Company has universal life contracts with secondary guarantee features. The Company establishes reserves according to Actuarial Guideline XXXVIII, unless otherwise noted.

Reserves for Term and Single Life UL with secondary guarantee features are based on the methodology specified by the Life Principle-Based Reserve approach (“VM-20”), starting with 2017 policy issue years. Reserves for Single and Joint Life IUL are based on the same VM-20 methodology starting with 2018 policy issue years. Reserves for all other life insurance products are based on the same VM-20 methodology starting with 2020 policy issue years. VM-20 specifies the final reserve as the greater of the Net Premium Reserve (“NPR”), Deterministic Reserve (“DR”) and Stochastic Reserve (“SR”). The NPR is a formulaic reserve with prescribed assumptions, including the 2017 CSO Mortality Tables. The DR is based on a single path, deterministic projection with prudent estimate assumptions, including margins for uncertainty. The SR is based on the Conditional Tail Expectation 70 (“CTE70”) of 1000 stochastically generated interest rate return scenarios with prudent estimate assumptions, including margins for uncertainty.

Reserves for fixed individual annuity contracts are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method using applicable interest rates and mortality tables, primarily on the 1949, 1971, 1983, 2000, and 2012 Individual Annuity Mortality Tables and rates ranging from 1.00% to 13.25%.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices. Surrender values are not promised in excess of the legally computed reserves.

The Company also has deferred variable annuity contracts containing GMDB, GMAB and GMWB features. The Company establishes reserves according to the methodology specified by Principle-Based Reserves for Variable Annuities (“VM-21”).

Page 12	The Penn Mutual Life Insurance Company

($ in Thousands)

Reserves for group annuity contracts are developed using accepted actuarial methods computed principally on the 1971 and 1983 Group Annuity Mortality Tables and 1994 Group Annuity Reserving Tables with assumed interest rates ranging from 4.50% to 13.25%. Approximately 1% of reserves use an assumed interest rate greater than 10%.

The Company had $2,180,642 and $2,104,495 as of December 31, 2022 and December 31, 2021, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standards of valuation set by the Commonwealth of Pennsylvania.

The tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular less actual reserves released have been determined by formula.

LIABILITIES FOR DEPOSIT-TYPE CONTRACTS Reserves for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting future cash flows using current market rate.

The tabular interest for funds not involving life contingencies is determined as the change in reserves less funds added during the year less other increases, plus funds withdrawn during the year.

POLICYHOLDERS’ DIVIDENDS The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends to be paid to policyholders in the following year. Policyholders’ dividends incurred are recorded in the Statements of Income. Dividends expected to be paid to policyholders in the following year are approved annually by the Company’s Board of Trustees. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses, and income tax charges.

POLICY CLAIMS IN PROCESS Policy claims in process include provisions for payments to be made on reported claims and claims incurred but not reported.

INTEREST MAINTENANCE RESERVE The IMR captures the realized capital gains/(losses) that result from changes in the overall level of interest rates and amortizes them into income over the calendar years to expected maturity.

ASSET VALUATION RESERVE The AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships, LIHTC investments, and LLCs as well as non-interest related declines in the value of bonds and certain derivatives. The AVR is reported in the Statements of Admitted Assets, Liabilities and Surplus, and the change in AVR is reported in the Statements of Income and Changes in Surplus.

DRAFTS OUTSTANDING Drafts outstanding have not been presented for payment and are recorded as a liability.

OTHER LIABILITIES Other liabilities primarily include accruals for general and operating expense, life insurance premiums received in advance of the due date, net transfers due from the separate accounts, and liabilities related to postretirement benefit plans in an underfunded position.

BENEFIT PLANS The Company recognizes a liability for the funded status of defined benefit pension and post retirement plans where the projected benefit obligation exceeds plan assets (underfunded) and nonadmits assets for the funded status of defined benefit pension and post retirement plans where the fair value of plan assets exceed the projected benefit obligation (overfunded).

CONTINGENCIES Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

RISK-BASED CAPITAL Life insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, minimum amounts of statutory surplus are required to be

2022 Statutory Financial Statements	Page 13

($ in Thousands)

maintained based on various risk factors related to it. At December 31, 2022, the Company’s surplus exceeds these minimum levels.

SURPLUS NOTES On April 29, 2021, the Company issued a Surplus Note (“2021 Note”) at par with a principal balance of $500,000. The 2021 Note bears interest at 3.80%, and has a maturity date of April 29, 2061. The 2021 Note was issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/ paying agent. Interest on the 2021 Note is scheduled to be paid semiannually on June 15 and December 15 of each year. Interest paid on the 2021 Note was $19,000 for the year ended December 31, 2022. Total interest paid since the issuance of the 2021 Note is $30,928.

On July 1, 2010, the Company issued a Surplus Note (“2010 Note”) with a principal balance of $200,000, at a discount of $8,440. The 2010 Note bears interest at 7.625%, and has a maturity date of June 15, 2040. The 2010 Note was issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/ paying agent. Interest on the 7.625% 2010 Note is scheduled to be paid semiannually on March 31 and September 30 of each year. At December 31, 2022 and December 31, 2021, the amortized cost basis of the 2010 Note was $193,119 and $192,930, respectively. Interest paid on the 2010 Note was $15,250 and $15,250 for the years ended December 31, 2022 and December 31, 2021, respectively. Total interest paid since the issuance of the 2010 Note is $202,063.

On June 23, 2004, the Company issued a Surplus Note (“2004 Note”) with a principal balance of $200,000, at a discount of $3,260. The 2004 Note bears interest at 6.65%, and has a maturity date of June 15, 2034. The 2004 Note was issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/ paying agent. Interest on the 6.65% 2004 Note is scheduled to be paid semiannually on April 1 and October 1 of each year. At December 31, 2022 and December 31, 2021, the amortized cost basis of the 2004 Note was $198,011 and $197,897, respectively. Interest paid on the 2004 Note was $13,300 and $13,300 for the years ended December 31, 2022 and December 31, 2021, respectively. Total interest paid since the issuance of the 2004 Note is $256,320.

The recognition of Interest expense on surplus notes requires prior approval for payment from the Pennsylvania Insurance Department.

PREMIUM AND RELATED EXPENSE RECOGNITION Life insurance premium revenue is generally recognized as revenue on the gross basis when due from the policyholders under the terms of the insurance contract. Annuity premium on policies with life contingencies is recognized as revenue when received. Both premium and annuity considerations are recorded net of reinsurance premiums. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits. Benefit payments are reported net of the amounts received from reinsurers.

The Company accounts for deposit-type contracts (those that do not subject the Company to mortality or morbidity risk) under the deposit method. Amounts received from and payments to policyholders related to these contracts are recorded directly against the related policy reserves. Interest credited to policyholder accounts is reflected in benefits paid to policyholders and beneficiaries. Fees charged to policyholder accounts are reflected in Other revenue.

OTHER REVENUE Other revenue includes commission and expense allowance recognized by the Company pursuant to reinsurance agreements, as well as reserve adjustments relating to coinsurance/modified coinsurance/funds withheld reinsurance agreements entered into with a third parties. Other revenue also includes fees charged to policyholders.

OTHER EXPENSES Other expenses includes amounts paid to reinsurers relating to interest earned on the funds withheld assets held by the Company under reinsurance agreements structured as funds withheld and coinsurance/modified coinsurance (“co/modco”) reinsurance.

REALIZED AND UNREALIZED CAPITAL GAINS AND LOSSES Realized capital gains and losses, net of taxes, excludes gains and losses transferred to the IMR. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

Page 14	The Penn Mutual Life Insurance Company

($ in Thousands)

All after-tax realized capital gains and losses that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related derivative activities for derivatives backing assets are transferred to the IMR and amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses, net of deferred federal income taxes, are recorded as a change in surplus.

FEDERAL HOME LOAN BANK BORROWINGS The Company is a member of the FHLB-PGH, which provides access to collateralized advances, collateralized funding agreements, and other FHLB-PGH products. Collateralized advances from the FHLB-PGH are classified in “Borrowed money.” Collateralized funding agreements issued to the FHLB-PGH are classified as liabilities for deposit-type funds and are recorded within Reserves and funds for payment of insurance and annuity benefits. FHLB-PGH is a first-priority secured creditor.

The Company’s membership in FHLB-PGH requires the ownership of member stock, and borrowings from FHLB-PGH require the purchase of FHLB-PGH activity based stock in an amount equal to 4% of the outstanding borrowings. All FHLB-PGH stock purchased by the Company is classified as restricted general account investments within Common stock -unaffiliated. The Company’s borrowing capacity is determined by the lesser of the assets available to be pledged as collateral to FHLB-PGH or 10% of the Company’s prior period admitted general account assets. The fair value of the qualifying assets pledged as collateral by the Company must be maintained at certain specified levels of the borrowed amount, which can vary, depending on the nature of the assets pledged. The Company’s agreement allows for the substitution of assets and the advances are pre-payable. Current borrowings are subject to prepayment penalties.

Borrowings from the FHLB-PGH are classified as funding agreements. As of December 31, 2022, there were $100,000 in outstanding borrowings and the maximum borrowed during the year was $350,000. As of December 31, 2021, there were $0 in outstanding borrowings and the maximum borrowed during the year was $130,000.

NEW ACCOUNTING STANDARDS

Effective January 1, 2021, the Company adopted revisions to SSAP 32R for perpetual preferred stock. Perpetual preferred stock now shall be valued at fair value, not to exceed any currently effective call price. Prior to this effective date, perpetual preferred stock was valued at amortized cost. NAIC 1 to 3 designated redeemable preferred stock will remain valued at amortized cost while NAIC 4 to 6 designated redeemable preferred stock will also remain at the lower of amortized cost or fair value. Adoption of this is guidance did not materially impact the Company.

Note 3. INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class (except for U.S. Treasury and U.S. Government guaranteed securities), geographic region, industry group, economic characteristic, investment quality, or individual investment.

2022 Statutory Financial Statements	Page 15

($ in Thousands)

BONDS AND PREFERRED STOCK The following summarizes the admitted value and estimated fair value of the Company’s investment in bonds and preferred stock as of December 31:

		Gross Unrealized Capital
2022	Admitted Value	Gains	Losses	Estimated Fair Value

US Governments	$986,748	$848	$57,713	$929,883
Other Governments	6,000	—	159	5,841
States, Territories and Possessions	49,872	501	2,970	47,403
Political Subdivisions	322,436	1,145	50,207	273,374
Special Revenue	1,129,580	6,395	184,526	951,449
Industrial and Miscellaneous	5,965,201	53,504	774,515	5,244,190
Residential Mortgage-backed Securities	940,165	1,412	112,482	829,095
Commercial Mortgage-backed Securities	1,682,775	3,650	124,535	1,561,890
Asset-backed Securities	2,311,423	7,405	143,669	2,175,159
Hybrid Securities	275,254	771	27,733	248,292
SVO Identified Funds	388	—	—	388
Bank Loans	3,036	67	27	3,076

Total Bonds	13,672,878	75,698	1,478,536	12,270,040
Preferred Stock	51,966	4,354	8,056	48,264

Total Bonds and Preferred Stock	$13,724,844	$80,052	$1,486,592	$12,318,304

		Gross Unrealized Capital
2021	Admitted Value	Gains	Losses	Estimated Fair Value

US Governments	$876,444	$1,477	$12,360	$865,561
Other Governments	6,000	167	4	6,163
States, Territories and Possessions	32,273	4,666	—	36,939
Political Subdivisions	258,154	24,000	471	281,683
Special Revenue	981,920	107,366	3,918	1,085,368
Industrial and Miscellaneous	5,403,223	737,544	16,719	6,124,048
Residential Mortgage-backed Securities	728,563	8,636	4,390	732,809
Commercial Mortgage-backed Securities	1,645,626	75,336	6,698	1,714,264
Asset-backed Securities	1,915,827	25,341	16,426	1,924,742
Hybrid Securities	283,878	20,550	465	303,963
SVO Identified Funds	458	—	—	458
Bank Loans	3,718	81	9	3,790

Total Bonds	12,136,084	1,005,164	61,460	13,079,788
Preferred Stock	75,947	3,399	1,001	78,345

Total Bonds and Preferred Stock	$12,212,031	$1,008,563	$62,461	$13,158,133

Included in admitted value and estimated fair value for Residential mortgage-backed securities above are $233 and $130, respectively, of subprime mortgages.

Page 16	The Penn Mutual Life Insurance Company

($ in Thousands)

RESTRICTED ASSETS AND SPECIAL DEPOSITS The Company maintains assets on deposit with governmental authorities or trustees as required by certain state insurance laws. The Company also receives and pledges collateral for derivative contracts and FHLB in the form of cash and securities. Capital stock was purchased as a requirement to participate in the FHLB lending program.

Balance Sheet Classification	Type	2022	2021

Debt securities — Available for sale	Collateral — FHLB	$489,304	$—
Debt securities — Available for sale	Reinsurance agreements	5,251,909	3,857,683
Debt securities — Available for sale	New York 109 trust agreement	4,122,950	3,424,365
Debt securities — Available for sale	Collateral — Derivatives	217,127	463,957
Debt securities — Available for sale	State deposit	3,345	3,357
Equity securities — Common stock unaffiliated	FHLB Stock	6,753	4,860
Equity securities — Common stock unaffiliated	Reinsurance agreements	13,324	23,460
Cash	Collateral — derivatives	—	104,798
Cash	State deposit	927	927

Total Restricted Assets		$10,105,639	$7,883,407

The following table summarizes the admitted value and estimated fair value of debt securities as of December 31, 2022 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties. Securities that are not due on a single maturity are included as of the final maturity.

	Admitted Value	Estimated Fair Value

Due in one year or less	$292,537	$291,156
Due after one year through five years	1,391,244	1,333,417
Due after five years through ten years	1,198,915	1,139,703
Due after ten years	5,855,819	4,939,620
Residential Mortgage-backed Securities(1)	940,165	829,095
Commercial Mortgage-backed Securities(1)	1,682,775	1,561,890
Asset-backed Securities(1)	2,311,423	2,175,159

Total Bonds	13,672,878	12,270,040
Preferred Stock	51,966	48,264

Total Bonds and Preferred Stock	$13,724,844	$12,318,304

(1) Includes U.S. Agency structured securities

Mortgage and other asset-backed securities consist of commercial and residential mortgage pass-through holdings, securities backed by various forms of collateral, with the largest being collateralized loan obligations. These securities follow a structured principal repayment schedule and are rated investment grade, other than $151,730, primarily in asset-backed securities. The mortgage and other asset-backed securities portfolios are presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of this portfolio is 5.7 years.

At December 31, 2022, the largest industry concentration of the Company’s portfolio was investments in the Sovereign sector of $685,643, representing 5% of the total debt securities portfolio.

2022 Statutory Financial Statements	Page 17

($ in Thousands)

CREDIT LOSS ROLLFORWARD The following represents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was not recognized in earnings:

As of December 31,	2022	2021

Balance, beginning of period	$8,169	$8,544
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(316)	(375)
Credit loss impairments previously recognized on securities impaired to fair value during the period	—	—
Credit loss impairment recognized in the current period on securities not previously impaired	3,414	—
Additional credit loss impairments recognized in the current period on securities previously impaired	—	—

Balance, end of period	$11,267	$8,169

UNREALIZED LOSSES ON INVESTMENTS Management has determined that the unrealized losses on the Company’s investments in equity and fixed maturity securities at December 31, 2022 are temporary in nature.

The following tables are an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31:

	Less than 12 months		Greater than 12 months		Total
2022	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Number of Securities

US Governments	$187,333	$6,647	$692,906	$51,066	$880,239	$57,713	61
Other Governments	841	159	—	—	841	159	2
States, Territories and Possessions	32,320	2,970	—	—	32,320	2,970	10
Political Subdivisions	156,007	25,253	60,526	24,954	216,533	50,207	544
Special Revenue	550,467	84,550	238,000	99,976	788,467	184,526	298
Industrial and Miscellaneous	3,649,910	484,842	725,904	289,673	4,375,814	774,515	1,950
Residential Mortgage-backed Securities	569,522	54,718	246,767	57,764	816,289	112,482	222
Commercial Mortgage-backed Securities	1,264,993	93,979	182,923	30,556	1,447,916	124,535	492
Asset-backed Securities	1,030,166	64,692	857,933	78,977	1,888,099	143,669	465
Hybrid Securities	217,691	24,775	15,917	2,958	233,608	27,733	80
Bank Loans	1,203	27	—	—	1,203	27	2

Total Bonds	7,660,453	842,612	3,020,876	635,924	10,681,329	1,478,536	4,126
Preferred Stock	41,549	6,729	6,526	1,327	48,075	8,056	26

Total Bonds and Preferred Stock	$7,702,002	$849,341	$3,027,402	$637,251	$10,729,404	$1,486,592	4,152

Page 18	The Penn Mutual Life Insurance Company

($ in Thousands)

	Less than 12 months		Greater than 12 months		Total
2021	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Number of Securities

US Governments	$562,605	$7,210	$103,002	$5,150	$665,607	$12,360	61
Other Governments	4,996	4	—	—	4,996	4	2
Political Subdivisions	24,780	380	5,527	91	30,307	471	479
Special Revenue	164,111	1,716	19,636	2,202	183,747	3,918	250
Industrial and Miscellaneous	483,018	11,167	132,381	5,552	615,399	16,719	1,743
Residential Mortgage-backed Securities	372,160	3,399	14,063	991	386,223	4,390	185
Commercial Mortgage-backed Securities	183,615	2,093	58,297	4,605	241,912	6,698	417
Asset-backed Securities	1,045,283	7,353	141,442	9,073	1,186,725	16,426	385
Hybrid Securities	12,147	162	1,698	303	13,845	465	81
Bank Loans	1,873	9	—	—	1,873	9	3

Total Bonds	2,854,588	33,493	476,046	27,967	3,330,634	61,460	3,606
Preferred Stock	5,344	12	15,888	989	21,232	1,001	40

Total Bonds and Preferred Stock	$2,859,932	$33,505	$491,934	$28,956	$3,351,866	$62,461	3,646

Included in the December 31, 2022 and 2021 amounts above is the interest portion of other-than-temporary impairments on securities of $1,228 and $407, respectively.

COMMON STOCK — UNAFFILIATED The following summarizes the cost and estimated fair value of the Company’s investment in unaffiliated common stock:

		Gross Unrealized Capital
	Cost	Gains	Losses	Estimated Fair Value

December 31, 2022	$47,329	$1,651	$6,423	$42,557
December 31, 2021	64,163	50	8,836	55,377

The following presents the gross unrealized capital losses and fair values for unaffiliated common stock with unrealized capital losses.

	Less than 12 months		Greater than 12 Months		Total
	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses

December 31, 2022	$9,483	$1,759	$13,467	$4,664	$22,950	$6,423
December 31, 2021	25,477	6,929	19,202	1,907	44,679	8,836

2022 Statutory Financial Statements	Page 19

($ in Thousands)

The amount of unrealized capital losses on the Company’s investment in unaffiliated common stock is spread over 16 individual securities. As of December 31, 2022, there were 7 unaffiliated common stock securities that were priced below 80% of the security’s cost. Out of those 7 securities, 9 were impaired totaling $9,547.

Federal Home Loan Bank The Company’s investment in the FHLB-PGH Class B Membership Capital Stock as of December 31, 2022 and 2021 was $2,753 and $2,460, respectively. The Company also invested $4,000 and $2,400 in FHLB-PGH Activity Stock as of December 31, 2022 and 2021, respectively. The Class B Membership Capital Stock held by the Company is subject to written notices of requests for redemption followed by a five year waiting period.

As of December 31, 2022 and 2021, the Company’s borrowing capacity with the FHLB-PGH was $910,080 and $1,011,470, respectively.

The following represents the amount of collateral required to be pledged to the FHLB-PGH, and the maximum amount of collateral pledged is as follows:

	December 31, 2022	Maximum during 2022	December 31, 2021	Maximum during 2021

Carrying value	$489,304	$573,764	$—	$211,851
Fair value	432,986	538,930	—	211,863

The amount of interest expense on borrowings classified as funding agreements for the years ended December 31, 2022 and 2021 was $3,930 and $65, respectively.

OTHER THAN TEMPORARY IMPAIRMENTS For the year ended December 31, 2022 and 2021, the Company recognized an other than temporary impairments on an asset-backed security.

	Amortized Cost Prior to OTTI	OTTI		Fair Value
December 31, 2022		Interest	Non-Interest

Intent to sell	$—	—	—	$—
Lack of intent to hold to recovery	—	—	—	—
Expected PV of cash flows less than cost	4,091	—	3,414	677

Total other-than-temporary impairments	$4,091	$—	$3,414	$677

REAL ESTATE Investments in real estate consist of the Company’s home office property. As of December 31, 2022 and 2021, accumulated depreciation on real estate amounted to $30,611 and $29,174, respectively.

ALTERNATIVE ASSETS The investment values of alternative assets are provided per the partnerships’ capital account statements. With the exception of one open-ended investment within the portfolio, the Company’s interest cannot be redeemed. Instead, distributions from each fund result from the liquidation of the underlying assets. The period over which unredeemable investments are expected to be liquidated ranges from 5 to 10 years. As of December 31, 2022, none of these investments exceed 10% of the Company’s admitted assets. The Company recognized realized losses of $434 and $7,392 for the years ended December 31, 2022 and 2021, respectively, associated with other-than-temporary impairments of certain alternative assets.

Unfunded commitments for alternative assets were $323,119 and $317,178 for the years ended December 31, 2022 and 2021.

Page 20	The Penn Mutual Life Insurance Company

($ in Thousands)

OTHER INVESTED ASSETS The components of other invested assets as of December 31, 2022 and 2021 were as follows:

December 31,	2022	2021

LIHTC	$68,024	$30,452
Receivable for securities	794	113
Notes receivable — affiliates	650,000	500,000
Investments in affiliates	195,458	234,597
Investment in Private Funds/PMUBX	108,695	249,641
Other	1,382	1,382

Total other invested assets	$1,024,353	$1,016,185

Other invested assets-affiliated represents the Company’s investment in ISP, PMAM, PMAM’s Private Funds/PMUBX, and notes receivable held by the Company from JMS and PMAM.

Low Income Housing Tax Credits The Company has no LIHTC properties under regulatory review at December 31, 2022 and 2021. There were no write-downs due to forfeiture of eligibility and there were no impairments for 2022 or 2021.

Commitments of $53,452 and $12,632 for the years ended December 31, 2022 and 2021, respectively, have been recorded in Other liabilities related to unconditional and legally binding delayed equity contributions associated with investments in LIHTC. The Company has unexpired tax credits with remaining lives ranging between 1 and 13 years and required holding periods for its LIHTC investments between 6 and 17 years.

NET INVESTMENT INCOME AND REALIZED CAPITAL GAINS/(LOSSES) The following table summarizes the major categories of net investment income for the years ended:

December 31,	2022	2021

Income:
Bonds and preferred stock	$557,331	$493,623
Common stock — unaffiliated	3,134	3,017
Common stock — affiliated	8,202	—
Real estate	3,588	3,588
Policy loans	23,969	21,650
Alternative assets	118,835	183,402
Other invested assets	183,544	90,556
Other	5,241	102
Derivatives	1,211	7,576
IMR amortization	(11,637)	(10,210)

Total investment income	893,418	793,304

Expenses:
Surplus note interest	47,853	41,551
Depreciation of real estate	1,436	1,531
Other investment expenses	23,829	22,599

Total investment expenses	73,118	65,681

Net Investment Income	$820,300	$727,623

Included in the table above (Bonds and preferred stock) for 2022 is $3,369 of investment income attributable to securities disposed of as a result of a callable feature, spread over 13 securities.

2022 Statutory Financial Statements	Page 21

($ in Thousands)

During 2022 and 2021, proceeds from sales of bonds, preferred stock, and common stocks, and related gross realized gains and losses on those sales were as follows for the years ended December 31:

		2022			2021

	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses
Bonds	$629,451	$2,668	$53,846	$397,768	$7,072	$10,317
Preferred stock	15,440	—	1,440	28,235	—	1,102
Common stock	30,537	568	15,420	36,704	3,027	4,615

There was no nonadmitted accrued investment income at December 31, 2022 and 2021. As of December 31, 2022, there were 3 common stock impairments totaling $1,234.

Realized capital gains are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended:

December 31,	2022	2021

Realized capital gains/(losses)	$48,264	$(68,784)
Less amount transferred to IMR	(20,360)	(1,413)
Less Taxes:
Transferred to IMR	4,277	296
Capital gains	(15,461)	32

Net Realized Capital Gains/(Losses)	$79,808	$(67,699)

Portions of realized capital gains and losses that were determined to be interest related were transferred to the IMR.

There were no NAIC designation 3 or below, or unrated securities sold during the year ended December 31, 2022 and reacquired within 30 days of the sale date.

Note 4. SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC The Company maintains separate accounts that are registered with the Securities Exchange Commission (“SEC”) for its individual variable life and annuity products with assets of $7,900,397 and $9,836,109 at December 31, 2022 and 2021, respectively. The assets for these separate accounts, which are carried at fair value, represent investments in shares of the Company’s Penn Series Funds and other non-proprietary funds.

Separate Accounts Not Registered with the SEC The Company also maintains separate accounts, which are not registered with the SEC, with assets of $191,223 and $228,569 at December 31, 2022 and 2021, respectively. While the product itself is not registered with the SEC, the underlying assets are comprised of SEC registered mutual funds. The assets in these separate accounts are carried at fair value.

Information regarding the Separate accounts of the Company, all of which are nonguaranteed, is as follows:

Years Ended December 31,	2022	2021

Premiums, considerations and deposits	$325,968	$378,170
Reserves at December 31, at market value	7,972,530	9,947,341
Subject to discretionary withdrawal at market value	7,972,530	9,947,341

Page 22	The Penn Mutual Life Insurance Company

($ in Thousands)

The following table reconciles the amounts transferred to and from the separate accounts as reported in the financial statements of the separate accounts to the amount reported in the Statements of Income and Changes in Surplus:

Years Ended December 31,	2022	2021

Transfers as reported in the financial statements of the separate accounts:
Transfers to separate accounts	$325,968	$378,170
Transfers from separate accounts	(544,287)	(727,874)

Transfers as reported in the Statements of Income	$(218,319)	$(349,704)

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and transactions. The Company reports assets and liabilities from variable life and annuity product lines into a separate account.

The assets of the separate accounts, which are legally insulated from the general account, are comprised of the following product mix as of December 31:

Product Description	2022	2021

Enhanced Deferred Individual Annuity	$6,557,955	$8,112,118
Single Life Variable Universal Life	778,099	963,495
Basic Deferred Individual Annuity	310,285	420,260
Joint Life Variable Universal Life	254,058	340,236
Deferred Group Annuity	191,223	228,569

Total	$8,091,620	$10,064,678

Certain separate account liabilities are guaranteed by the general account. To compensate the general account for the risk taken on a direct basis, the separate account paid risk charges to the general account totaling $79,020 and $71,435 for the years ended December 31, 2022 and 2021, respectively and $341,025 for the five-year period between 2018 and 2022.

For the years ended December 31, 2022 and 2021, the general account of the Company has paid $2,345 and $718, respectively, towards separate account guarantees on a direct basis, and $5,045 cumulatively over the last five years.

Note 5. DERIVATIVES

The Company utilizes derivatives to achieve its risk management goals. Exposure to risk is monitored and analyzed as part of the Company’s asset/liability management process, which focuses on risks that impact liquidity, capital, and income. The Company may enter into derivative transactions to hedge exposure to interest rate, credit, liability, currency, and cash flow risks. The Company uses swaps, swaptions, futures, forward contracts, caps and options to mitigate these risks.

The Company may enter into interest rate caps, interest rate and equity futures, credit default swaps, currency swaps, forward contracts, interest rate and treasury swaps, inflation swaps and equity options that do not qualify for hedge accounting.

If entered into, the Company’s use of interest rate caps is designed to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security resulting in bankruptcy or the failure to pay. The Company may use “to be announced” forward contracts to gain exposure to the investment risk and return of mortgage-backed securities.

The company uses currency swaps to reduce market risks from changes in foreign exchange rates.

The Company uses interest rate swaps, interest rate futures, treasury swaps, treasury forwards and swaptions to reduce market risks from changes in interest rates; the Company uses inflation swaps as an economic hedge to reduce inflation risk associated with inflation-indexed liabilities.

2022 Statutory Financial Statements	Page 23

($ in Thousands)

Total return swaps, equity options and equity futures are used to hedge the company’s liability risk exposure to declines in the equity markets.

When entering into a derivative transaction, there are several risks, including but not limited to basis risk, credit risk, and market risk. Basis risk is the exposure to loss from imperfectly matched positions, and is monitored and minimized by modifying or terminating the transaction. Credit risk is the exposure to loss as a result of default or a decline in credit rating of a counterparty. Credit risk is addressed by establishing and monitoring guidelines on the amount of exposure to any particular counterparty. Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. The Company manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken. Also, the Company requires that an International Swaps and Derivatives Association Master agreement govern all Over-the-Counter (“OTC”) derivative contracts. In addition, interest rate swaps are centrally cleared through an exchange.

For the years ended December 31, 2022 and 2021, the Company did not have any derivative instruments for which the Company has applied hedge accounting.

The following table presents the notional and fair values of derivative financial instruments that did not qualify for hedge accounting. Fair values showing a gain are reported as admitted assets. Fair values showing a loss are reported in liabilities. For the derivative instruments shown below, fair values equal carrying values except for futures. The carrying value for futures is the initial margin, which was $14,328 and $6,803 at December 31, 2022 and 2021, respectively.

December 31,		2022			2021
	Notional Value	Fair Value		Notional Value	Fair Value
		Gain	(Loss)		Gain	(Loss)

Currency swaps	$23,263	$3,812	$—	$23,263	$2,359	$—
Equity futures	181,474	795	—	140,268	52	(577)
Equity options	1,029,370	2,647	(1,044)	1,175,396	18,362	(17,687)
Inflation swaps	260,000	4,891	(6,092)	175,000	5,587	(1,418)
Interest rate futures	78,008	155	—	37,454	—	(297)
Interest rate swaps	11,075,800	1,038,767	(968,314)	10,527,600	496,526	(264,522)
Swaptions	1,170,000	3,024	(4,763)	155,000	2	(737)
Total return swaps	5,325,845	103,616	(324,832)	2,843,881	279,987	(651,499)
Treasury forwards	147,000	—	(13,438)	347,000	5,705	(6,529)
Treasury swaps	—	—	—	200,000	—	(23,704)

Total	$19,290,760	$1,157,707	$(1,318,483)	$15,624,862	$808,580	$(966,970)

Years Ended December 31,	2022		2021
	Net Investment Income	Realized Capital Gains/(Losses)	Net Investment Income	Realized Capital Gains/(Losses)

Currency swaps	$877	$84	$730	$17
Equity options	—	(18,004)	—	23,878
Equity futures	—	(4,221)	—	(32,344)
Inflation swaps	4,318	850	6,042	8,936
Interest rate futures	—	(399)	—	(3,470)
Interest rate swaps	(15,085)	174,545	(234)	(37,229)
Swaptions	—	939	—	440
Total return swaps	9,876	13,767	710	5,317
Treasury forwards	—	(16,874)	—	(10,614)
Treasury swaps	1,225	(30,226)	328	—

Total	$1,211	$120,461	$7,576	$(45,069)

1	$0 and $(289) of the realized capital gains/(losses) were transferred to the IMR for the years ended December 31, 2022 and 2021, respectively.

Page 24	The Penn Mutual Life Insurance Company

($ in Thousands)

The change in unrealized capital gains/(losses) for derivative instruments are as follows for the years ended December 31:

	2022	2021

Currency swaps	$1,453	$1,487
Equity options	(13,197)	41,213
Inflation swaps	(925)	(1,053)
Interest rate swaps	(151,869)	31,382
Swaptions	(854)	(371)
Total return swaps	150,295	(140,482)
Treasury forwards	(12,614)	233
Treasury swaps	23,704	(12,728)

Total	$(4,007)	$(80,319)

The Company offers a variety of variable annuity contracts with GMAB or GMWB (described further in Note 4). The contractholders may elect to invest in equity funds. Adverse changes in the equity markets expose the Company to losses if the changes result in contractholder’s account balances falling below the guaranteed minimum. To mitigate the risk associated with these liabilities, the Company enters into various derivative instruments. The changes in value of the derivative instruments will offset a portion of the changes in the annuity accounts relative to changes in the equity market.

CREDIT RISK The Company is exposed to credit related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to minimum transfer amounts that are functions of the counterparty’s credit rating. As of December 31, 2022 and 2021, the Company was fully collateralized thereby eliminating the potential for an accounting loss. Additionally, certain agreements with counterparties allow for contracts in a positive position to be offset by contracts in a negative position. This right of offset also reduces the Company’s exposure. As of December 31, 2022 and 2021, the Company pledged net collateral of $209,739 and $353,301, respectively, in the form of securities and cash. The cash received from held collateral that is not invested in an interest bearing money market fund is invested mainly in fixed income securities.

As of December 31, 2022 and 2021, the Company pledged collateral for futures contracts of $5,277 and $6,473, respectively, in the form of cash. Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments.

Note 6. FAIR VALUE OF FINANCIAL INSTRUMENTS AND OFF-BALANCE-SHEET RISK

FAIR VALUE MEASUREMENT Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. Inputs to valuation techniques to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement.

2022 Statutory Financial Statements	Page 25

($ in Thousands)

The Company has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1	Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers, iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets and liabilities.
Level 2

Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Prices for assets classified as Level 2 are primarily provided by an independent pricing service or are internally priced using observable inputs. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the fair value hierarchy.

Level 3

Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, market approach and other similar techniques. Prices may be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Company’s understanding of the market but are not further corroborated with other additional observable market information.

The determination of fair value, which for certain assets and liabilities is dependent on the application of estimates and assumptions, can have a significant impact on the Company’s results of operations. The following sections describe the valuation methodologies used to determine fair values as well as the key estimates and assumptions surrounding certain assets and liabilities, measured at fair value on a recurring basis that could have a significant impact on the Company’s results of operations or involve the use of significant unobservable inputs.

The fair value process is monitored on a monthly basis by financial and investment professionals who utilize additional subject matter experts as applicable.The purpose is to monitor the Company’s asset valuation policies and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues, changes to valuation methodologies and pricing sources. To assess the continuing appropriateness of third party pricing service security valuations, the Company regularly monitors the prices and reviews price variance reports.In addition, the Company performs an initial and ongoing review of the third party pricing services methodologies, reviews inputs and assumptions used for a sample of securities on a periodic basis. Pricing challenges are raised on valuations considered not reflective of market and are monitored by the Company.

BONDS The fair values of the Company’s debt securities are generally based on quoted market prices or prices obtained from independent pricing services or internally developed pricing.

In order to validate reasonability of valuations received from independent pricing services, prices are reviewed by investment professionals through comparison with directly observed recent market trades or color or by comparison of significant inputs used by the pricing service to the Company’s observations of those inputs in the market. In circumstances where prices from independent pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the Company’s fair value hierarchy. Under certain conditions, the Company may conclude pricing information received from third party pricing services is not reflective of market activity and may over-ride that information with a valuation that utilizes market information and activity. These securities are recorded in Level 2 in the Company’s

Page 26	The Penn Mutual Life Insurance Company

($ in Thousands)

fair value hierarchy. As of December 31, 2022, there was 1 debt security carried at fair value of $4,867 that were valued in this manner. As of December 31, 2021, there were 2 debt securities carried at fair value of $6,833 that were valued in this manner.

In circumstances where market data such as quoted market prices or vendor pricing is not available, estimated fair value is calculated using internal estimates based on significant observable inputs are used to determine fair value. Inputs considered in developing internal pricing vary by type of security; however generally include: public debt, industrial comparables, underlying assets, credit ratings, yield curves, type of deal structure, collateral performance, loan characteristics and various indices, as applicable. Internally priced securities using significant observable inputs are classified within Level 2 of the fair value hierarchy which generally include the Company’s investments in privately-placed corporate securities and investments in certain structured securities that are priced using observable market data. Inputs considered for these securities generally include: public corporate bond spreads, industry sectors, average life, internal ratings, security structure, liquidity spreads, credit spreads and yield curves, as applicable. If the discounted cash flow model incorporates significant unobservable inputs, these securities would be reflected within Level 3 in the Company’s fair value hierarchy.

In circumstances where significant observable inputs are not available, estimated fair value is calculated by using unobservable inputs. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset, and are therefore included in Level 3 in the Company’s fair value hierarchy. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security.

The Company’s Level 3 debt securities generally include certain structured securities priced using one or multiple broker quotes, asset backed trust preferred debt, auction rate securities, and certain public and private debt securities priced based on observable and unobservable inputs.

Significant inputs used in valuing the Company’s Level 3 debt securities include: issue specific credit adjustments, illiquidity premiums, estimation of future collateral performance cash flows, default rate assumptions, acquisition cost, market activity for securities considered comparable and non-binding quotes from certain market participants. Certain of these inputs are considered unobservable, as not all market participants will have access to this data.

EQUITY SECURITIES Equity securities consist principally of investments in common and preferred stock of publicly traded companies, exchange traded funds, closed-end funds, and FHLB-PGH capital stock.

Common Stock The fair values of most publicly traded common stock are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. Fair value for the FHLB capital stock approximates par value and is classified within Level 3 of the Company’s fair value hierarchy.

Preferred Stock The fair values of publicly traded preferred stock are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. The fair values of non-exchange traded preferred equity securities are based on prices obtained from independent pricing services. Accordingly, these securities are classified within Level 2 in the Company’s fair value hierarchy. Preferred stock that is priced using less observable inputs are generally classified within Level 3 of the fair value hierarchy.

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS Short-term investments and cash equivalents carried at Level 1 consist of money market funds and investments purchased with maturities less than or equal to 12 months. These are carried at amortized cost and approximate fair value.

DERIVATIVE INSTRUMENTS The fair values of derivative contracts are determined based on quoted prices in active exchanges or prices provided by counterparties, exchanges or clearing members as applicable, utilizing valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns and liquidity as well as other factors.

The Company’s exchange traded futures are valued using quoted prices in active markets and are classified within Level 1 in our fair value hierarchy.

2022 Statutory Financial Statements	Page 27

($ in Thousands)

Derivative positions traded in the OTC and cleared OTC derivative markets, where fair value is determined by third party independent services, are classified within Level 2. These investments include: interest rate swaps, currency swaps, Treasury swaps, interest rate caps, total return swaps, swaptions, equity options, inflation swaps, forward contracts, and credit default swaps. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, broker-dealer quotations, third-party pricing vendors, discounted cash flow models and/or recent trading activity. Prices are reviewed by investment professionals through comparison with directly observed recent market trades, comparison with valuations estimated through use of valuation models maintained on an industry standard analytical and valuation platform, or comparison of all significant inputs used by the pricing service to observations of those inputs in the market.

SEPARATE ACCOUNT ASSETS Separate account assets primarily consist of mutual funds.The fair value of mutual funds is based upon quoted prices in an active market, resulting in classification within Level 1 of the Company’s fair value hierarchy.

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2022	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Commercial MBS	$—	$1,438	$—	$1,438
Asset-backed securities	—	—	—	—
SVO Identified Funds	388	—	—	388

Total Bonds	388	1,438	—	1,826
Preferred Stock	23,182	4,972	937	29,091
Common stock — unaffiliated	35,793	—	6,764	42,557
Derivatives:
Futures	950	—	—	950
Options	—	2,647	—	2,647
Swaps	—	1,154,110	—	1,154,110

Total derivatives	950	1,156,757	—	1,157,707

Total investments	60,313	1,163,167	7,701	1,231,181
Separate account assets	8,091,620	—	—	8,091,620

Total assets	$8,151,933	$1,163,167	$7,701	$9,322,801

Liabilities:
Derivatives:
Options	—	(1,044)	—	(1,044)
Forwards	—	(13,438)	—	(13,438)
Swaps	—	(1,304,001)	—	(1,304,001)

Total liabilities	$—	$(1,318,483)	$—	$(1,318,483)

Page 28	The Penn Mutual Life Insurance Company

($ in Thousands)

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2021	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Corporate securities	$—	$106	$—	$106
Commercial MBS	—	979	—	979
Asset-backed securities	—	169	—	169
SVO Identified Funds	458	—	—	458

Total Bonds	458	1,254	—	1,712
Preferred Stock	43,904	—	6,687	50,591
Common stock — unaffiliated	50,506	—	4,871	55,377
Derivatives:
Futures	52	—	—	52
Options	—	18,362	—	18,362
Forwards	—	5,705	—	5,705
Swaps	—	784,461	—	784,461

Total derivatives	52	808,528	—	808,580

Total investments	94,920	809,782	11,558	916,260
Separate account assets	10,064,678	—	—	10,064,678

Total assets	$10,159,598	$809,782	$11,558	$10,980,938

Liabilities:
Derivatives:
Futures	(874)	—	—	(874)
Options	—	(17,687)	—	(17,687)
Forwards	—	(6,529)	—	(6,529)
Swaps	—	(941,880)	—	(941,880)

Total liabilities	$(874)	$(966,096)	$—	$(966,970)

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS When a determination is made to classify a financial instrument within Level 3, the determination is based upon the significance of the unobservable parameters to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated to external sources); accordingly, the gains and losses in the table below include changes in fair value due in part to observable factors that are part of the valuation methodology.

The Company recognizes transfers into Level 3 as of the end of the period in which the circumstances leading to the transfer occurred. The Company recognizes transfers out of Level 3 at the beginning of a period in which the circumstances leading to the transfer occurred.

There was 1 security transferred out of Level 3 for the year ended December 31, 2022.

2022 Statutory Financial Statements	Page 29

($ in Thousands)

The tables below include a rollforward of the Statements of Admitted Assets, Liabilities and Surplus amounts for the years ended December 31, 2022 and 2021 (including the change in fair value), for financial instruments classified by the Company within Level 3 of the valuation hierarchy.

	Preferred Stock	Common Stock	Total Assets

Balance January 1, 2022	$6,687	$4,871	$11,558
Transfers in	—	—	—
Transfers out	(5,000)	—	(5,000)
Total gains or losses (realized/unrealized) included in:
Income/(loss)	—	—	—
Surplus	—	—	—
Amortization/Accretion	—	—	—
Purchases/(sales):
Purchases	—	1,893	1,893
(Sales)	(750)	—	(750)

Balance, December 31, 2022	$937	$6,764	$7,701

	Preferred Stock	Common Stock	Total Assets

Balance January 1, 2021	$783	$2,500	$3,283
Transfers in	5,904	—	5,904
Transfers out	—	—	—
Total gains or losses (realized/unrealized) included in:
Income/(loss)	—	—	—
Surplus	—	—	—
Amortization/Accretion	—	—	—
Purchases/(sales):
Purchases	—	2,400	2,400
(Sales)	—	(29)	(29)

Balance, December 31, 2021	$6,687	$4,871	$11,558

The following summarizes the fair value, valuation techniques and significant unobservable inputs of the Level 3 fair value measurements that were developed as of December 31, 2022:

	Fair Value	Valuation Technique		Significant Unobservable Inputs	Rate/Range or / weighted avg.

Assets:
Investments
Preferred stock	$937	Cost		Not available	N/A

Common stock:
Unaffiliated	11	Cost		Not available	N/A
FHLB Stock	6,753	Set by issuer-FHLB-PGH	(1)	Not available	N/A

Total investments	$7,701

(1)	Fair Value approximates carrying value. The par value of the FHLB capital stock is $100 and set by the FHLB. The capital stock is issued, redeemed and repurchased at par.

Page 30	The Penn Mutual Life Insurance Company

($ in Thousands)

The following tables summarizes the aggregate fair value for all financial instruments and the level within the fair value hierarchy, in which the fair value measurements in their entirety fall, for which it is practicable to estimate fair value, at December 31:

2022	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$12,270,040	$13,672,878	$743,570	$11,342,670	$183,800
Preferred stock	48,264	51,966	38,496	8,832	936
Common stock-unaffiliated	42,557	42,557	35,793	—	6,764
Cash and short-term investments	376,029	376,029	376,029	—	—
Derivatives	1,157,706	1,172,035	950	1,156,756	—
Separate Account assets	8,091,620	8,091,620	8,091,620	—	—

Financial Liabilities:
Investment-Type Contracts
Individual annuities	$2,495,955	$2,552,277	$—	$—	$2,495,955
Derivatives	1,318,483	1,318,483	—	1,318,483	—
Separate Account liabilities	8,091,620	8,091,620	8,091,620	—	—

2021	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$13,079,788	$12,136,084	$742,685	$12,127,928	$209,175
Redeemable preferred stock	78,345	75,947	71,658	—	6,687
Common stock-unaffiliated	55,377	55,377	50,506	—	4,871
Cash and short-term
investments	403,753	403,753	403,753	—	—
Derivatives	808,580	815,383	52	808,528	—
Separate Account assets	10,064,678	10,064,678	10,064,678	—	—

Financial Liabilities:
Investment-Type Contracts
Individual annuities	$2,335,606	$2,332,973	$—	$—	$2,335,606
Derivatives	966,970	966,970	874	966,096	—
Separate Account liabilities	10,064,678	10,064,678	10,064,678	—	—

2022 Statutory Financial Statements	Page 31

($ in Thousands)

Note 7. LIFE RESERVES BY WITHDRAWAL CHARACTERISTICS

The withdrawal characteristics of the Company’s life reserves are illustrated below as of December 31:

	General Account			Separate Account
December 31, 2022	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to Discretionary Withdrawal,
Surrender Values, or Policy Loans:
Universal Life	$342,279	$341,283	$344,474	$—	$—	$—
Universal Life with Secondary
Guarantees	1,961,941	1,888,725	4,673,352	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with
Secondary Guarantees	1,443,753	1,422,171	1,594,470	—	—	—
Other Permanent Cash Value Life
Insurance	—	6,633,446	7,565,081	—	—	—
Variable Universal Life	298,965	283,928	281,476	1,031,034	1,021,846	1,021,846
Miscellaneous Reserves	—	—	28,473	—	—	—

Not Subject to Discretionary
Withdrawal or No Cash Values:
Term Policies without Cash Value	—	—	391,249	—	—	—
Accidental Death Benefits	—	—	225	—	—	—
Disability — Active Lives	—	—	31,595	—	—	—
Disability — Disabled Lives	—	—	13,610	—	—	—
Miscellaneous Reserves	—	—	69,203	—	—	—

Total	4,046,938	10,569,553	14,993,208	1,031,034	1,021,846	1,021,846
Less: Reinsurance ceded	3,266,725	3,190,539	5,097,291	—	—	—

Net	$780,213	$7,379,014	$9,895,917	$1,031,034	$1,021,846	$1,021,846

Page 32	The Penn Mutual Life Insurance Company

($ in Thousands)

Life reserves of $375,398 with surrender charges of 5% or more as of December 31, 2022 will have less than a 5% surrender charge in 2023.

	General Account			Separate Account
December 31, 2021	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to Discretionary Withdrawal,
Surrender Values, or Policy Loans:
Universal Life	$355,573	$354,652	$357,677	$—	$—	$—
Universal Life with Secondary
Guarantees	1,946,540	1,859,978	4,453,926	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with
Secondary Guarantees	1,379,987	1,347,856	1,501,122	—	—	—
Other Permanent Cash Value Life
Insurance	—	5,515,531	6,234,648	—	—	—
Variable Universal Life	265,724	255,083	253,843	1,303,819	1,299,568	1,299,568
Miscellaneous Reserves	—	—	59,523	—	—	—

Not Subject to Discretionary
Withdrawal or No Cash Values:
Term Policies without Cash Value	—	—	392,658	—	—	—
Accidental Death Benefits	—	—	226	—	—	—
Disability — Active Lives	—	—	28,561	—	—	—
Disability — Disabled Lives	—	—	13,769	—	—	—
Miscellaneous Reserves	—	—	61,926	—	—	—

Total	3,947,824	9,333,100	13,357,879	1,303,819	1,299,568	1,299,568
Less: Reinsurance ceded	3,186,013	3,087,376	4,780,198	—	—	—

Net	$761,811	$6,245,724	$8,577,681	$1,303,819	$1,299,568	$1,299,568

Note 8. RESERVES AND FUNDS FOR PAYMENT OF ANNUITY BENEFITS

The Company’s separate accounts are non-guaranteed. The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts are illustrated below as of December 31:

2022	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	198,904	—	198,904	2%
At fair value	—	6,762,724	6,762,724	67%

Subtotal	198,904	6,762,724	6,961,628	69%

At book value — without adjustment	1,778,423	—	1,778,423	18%
Not subject to discretionary withdrawal	1,219,375	187,961	1,407,336	14%

Total annuity reserves and deposit liabilities gross	3,196,702	6,950,685	10,147,387	100%

Less: Reinsurance ceded	168,822	—	168,822

Total Annuity Reserves and Deposit Liabilities, Net	$3,027,880	$6,950,685	$9,978,565

2022 Statutory Financial Statements	Page 33

($ in Thousands)

Annuity and deposit-type contract reserves of $6,542 with surrender charges of 5% or more as of December 31, 2022 will have less than a 5% surrender charge in 2023.

2021	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	152,830	—	152,830	1%
At fair value	—	8,423,511	8,423,511	73%

Subtotal	152,830	8,423,511	8,576,341	74%

At book value — without adjustment	1,610,097	—	1,610,097	14%
Not subject to discretionary withdrawal	1,107,670	224,262	1,331,932	12%

Total annuity reserves and deposit liabilities gross	2,870,597	8,647,773	11,518,370	100%

Less: Reinsurance ceded	138,830	—	138,830

Total Annuity Reserves and Deposit Liabilities, Net	$2,731,767	$8,647,773	$11,379,540

The following summarizes total annuity actuarial reserves and liabilities for deposit-type contracts at December 31:

	2022	2021

Statutory Statements of Admitted Assets, Liabilities and Surplus:
Policyholders’ reserves — group annuities	$151,609	$165,602
Policyholders’ reserves — individual annuities	2,163,661	2,039,258
Liabilities for deposit-type contracts	628,247	508,745
VM-21 reserves	84,363	18,162

Subtotal	3,027,880	2,731,767

Separate Account Annual Statement:
Annuities	6,950,685	8,647,773
Supplementary contracts with life contingencies	—	—
Other annuity contract-deposit-funds	—	—

Subtotal	6,950,685	8,647,773

Total Reserves	$9,978,565	$11,379,540

As of December 31, 2022 and 2021, the Company has recorded reserves of $100,263 and $0, respectively, related to outstanding borrowings from the FHLB-PGH classified as funding agreements.

The Company has variable annuity contracts containing GMDB provisions that provide a specified minimum return upon death as follows:

RETURN OF PREMIUM provides the greater of the account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net purchase payments.” This guarantee is a standard death benefit on all individual variable annuity products.

STEP-UP provides a variable death benefit equal to the greater of the account value and the highest variable account value adjusted for withdrawals and transfers from any prior contract anniversary date.

RISING FLOOR provides a variable death benefit equal to the greater of the current account value and the variable purchase payments accumulated at a set rate and adjusted for withdrawals and transfers.

Page 34	The Penn Mutual Life Insurance Company

($ in Thousands)

The following table summarizes the account values and net amount at risk (death benefit in excess of account value), net of reinsurance for variable annuity contracts with guarantees invested in the separate account as of December 31:

	2022	2021

Account value	$6,395,190	$7,873,611
Net amount at risk	328,912	12,107

The Company has variable annuity contracts that have GMAB, GMWB, and GMAB/GMWB Rider options. The Company also has fixed indexed annuity contracts that have GMWB Rider options. The GMAB provides for a return of principal at the end of a ten-year period. The GMAB/GMWB combination rider allows for guaranteed withdrawals from a benefit base after a selected waiting period. The GMWB riders are also available with inflation or death benefit protection. The benefit base is calculated as the maximum of principal increase at a roll up rate less any partial withdrawals during the accumulation phase, the current account value, and the highest anniversary value over the first ten years. The withdrawal amount is stated as a percentage of the benefit base and varies based on whether the annuitant selects lifetime withdrawals or a specified period. One version of this rider has an inflation adjustment applied to the Guaranteed Withdrawal Amount.

The following table summarizes the account values for the different benefit types as of December 31, 2022:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,624	$245,587	$236,610
GMWB	11,689	2,628,664	2,571,329
GMWB w/ DB	991	196,031	189,974
GMWB w/ inflation	10,070	2,064,335	2,042,028
GMWB w/ inflation w/ DB	260	53,116	52,158
GMAB/GMWB	2,123	368,769	368,580

Total	26,757	$5,556,502	$5,460,679

The following table summarizes the account values for the different benefit types as of December 31, 2021:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,435	$261,192	$254,278
GMWB	11,703	3,186,886	3,125,990
GMWB w/ DB	939	224,299	219,693
GMWB w/ inflation	10,286	2,564,387	2,541,042
GMWB w/ inflation w/ DB	263	64,803	63,590
GMAB/GMWB	2,265	490,267	489,938

Total	26,891	$6,791,834	$6,694,531

Variable annuity reserves for living and death benefits are based on the methodology specified in Valuation Manual – 21: Requirements for Principle-Based Reserves for Variable Annuities (VM-21), which specifies the reserve as the Company Stochastic Reserve plus the Additional Standard Projection Amount. The individual policy reserve is floored at cash surrender value. The Company Stochastic Reserve is based on the Conditional Tail Expectation (“CTE”) 70% of 1,000 stochastically generated interest rate and equity return scenarios. Prudent estimate assumptions including margins for uncertainty are used to calculate the Company Stochastic Reserve. Key assumptions needed in valuing the liability include full withdrawals, partial withdrawals, mortality, the Consumer Price Index, investment management fees and revenue sharing, expenses, fund allocations and other policyholder

2022 Statutory Financial Statements	Page 35

($ in Thousands)

behavior. The Additional Standard Projection Amount requires prescribed assumptions to be used in place of company assumptions for most key assumptions. The reserve also requires the projection of in-force general account assets and assets from reinvested cash flows. The key assumptions needed in valuing the assets, including the maximum reinvestment earned rate spreads and default rates, are prescribed. In addition, the method for projecting interest rates and equity returns is prescribed for both the Company Stochastic Reserve calculation and the Additional Standard Projection Amount calculation. The final reserve balance for policies that fall within the scope of VM-21, which covers both Living and Death Benefit guarantees, is $6,373,834 and $7,783,732, as of December 31, 2022 and 2021, respectively. During 2022 and 2021, there were $2,373 and $17,760 reserves released as a result of the annual assumption review.

Fixed indexed annuity reserves for living benefits are based on the methodology specified in Actuarial Guideline XXXV, which specifies the reserve as the sum of the non-elective benefit reserve and the elective benefit reserve. The elective benefit reserve is calculated using the elective benefit path that results in the highest present value of future benefits. The final reserve balance for policies that fall within the scope of Actuarial Guideline XXXV is $64,912 and $68,866, as of December 31, 2022 and 2021, respectively.

Note 9. BENEFIT PLANS

The Company maintains both funded and unfunded non-contributory defined benefit pension plans covering all eligible employees. The Company also has other postretirement benefit plans (health care plans) covering eligible existing retirees and limited other eligible employees. The Company uses a measurement date of December 31 for all plans.

PENSION PLANS The Company has both funded (“qualified pension plan”) and unfunded (“nonqualified pension plans”) non-contributory defined benefit pension plans covering all eligible employees (collectively, the “pension plans”). The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act (“ERISA”) of 1974. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

The Company approved the freezing of benefits under its qualified pension plan and nonqualified Tax Equity and Fiscal Responsibility Act (“TEFRA”) pension plans. Therefore, no further benefits are accrued for participants.

OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS The Company provides certain life insurance and health care benefits (“other postretirement healthcare plans”) for its retired employees and financial professionals, and their beneficiaries and covered dependents.

OTHER PLANS The Company has non-qualified deferred compensation plans that permit eligible key employees, financial professionals, and trustees to defer portions of their compensation to these plans. Certain Company contributions in excess of allowable qualified plan limits may also be credited to these plans. Company contributions are recorded as expenses and earnings/(losses) on investments are recorded to interest credited to policyholder funds in the Statements of Income and Changes in Surplus.

BENEFIT OBLIGATIONS Accumulated benefit obligations represent the present value of pension benefits earned as of the measurement date based on service and compensation and do not take into consideration future salary increases. Projected benefit obligations for defined benefit plans represent the present value of pension benefits earned as of the measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

Page 36	The Penn Mutual Life Insurance Company

($ in Thousands)

The following table sets forth the plans’ change in projected benefit obligation of the defined benefit pension and other postretirement plans as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2022	2021	2022	2021

Change in projected benefit obligation
Projected benefit obligation at beginning of year	$195,103	$208,428	$16,913	$17,767
Service cost	—	—	231	342
Interest cost	4,440	3,675	320	294
Actuarial loss/(gain)	(40,804)	(6,034)	(5,156)	(436)
Benefits paid	(11,361)	(10,966)	(1,296)	(1,054)

Projected benefit obligation at end of year	$147,378	$195,103	$11,012	$16,913

The discount rate was 5.49% at December 31, 2022 and 2.86% at December 31, 2021, which resulted in an actuarial gain on the benefit obligation for the Pension Plans during 2022.

The discount rate was 5.53% at December 31, 2022 and 2.87% at December 31, 2021, which resulted in an actuarial gain on the benefit obligation for Other Postretirement Healthcare Plans during 2022.

The weighted-average assumptions used to measure the actuarial present value of the projected benefit obligation were as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2022	2021	2022	2021

Discount rate(1)	5.49%	2.86%	5.53%	2.87%
Rate of compensation increase	N/A	N/A	N/A	N/A

(1) 2022 discount rates are 5.43%, 5.42%, and 5.24% for the various Nonqualified Pension Plans.

The discount rate is determined at the annual measurement date of the plans and is therefore subject to change each year. The rate reflects prevailing market rates for high quality fixed-income debt instruments with maturities corresponding to expected duration of the benefit obligations on the measurement date. The rate is used to discount the future cash flows of benefits obligations back to the measurement date.

The assumed health care cost trend rates used in determining the benefit obligation for the other postretirement healthcare plans were as follows as of December 31:

	2022		2021
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	6.75%	6.75%	6.25%	6.50%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%	5.00%	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2030	2030	2027	2027

2022 Statutory Financial Statements	Page 37

($ in Thousands)

PLAN ASSETS The change in plan assets of pension plans and other postretirement healthcare plans represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following table sets forth the change in plan assets as of December 31:

	Pension Benefits		Other Benefits
	2022	2021	2022	2021

Change in plan assets:
Fair value of plans assets at beginning of year	$230,758	$224,075	$—	$—
Actual return on plan assets	(27,651)	15,272	—	—
Employer contribution	2,287	2,377	1,296	1,054
Benefits paid	(11,361)	(10,966)	(1,296)	(1,054)

Fair value of plan assets at end of year	$194,033	$230,758	$—	$—

The plan assets of the qualified pension plan consist primarily of investments in mutual funds through a group annuity contract with the Company. The fair value of those funds is based upon quoted prices in an active market, resulting in a classification of Level 1. The qualified pension plan also invested in bond funds that are managed by a subsidiary of the Company. The fair value of these funds are based upon the net asset value used as a practical expedient obtained from the investment manager, resulting in a classification of Level 2.

The following table presents the financial instruments carried at fair value in the Company’s qualified pension plan assets as of December 31, 2022:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity funds	$58,429	$—	$—	$58,429
Bond funds	122,312	6,059	—	128,371
Money market funds	7,233	—	—	7,233

Total	$187,974	$6,059	$—	$194,033

The following table presents the financial instruments carried at fair value in the Company’s qualified pension plan assets as of December 31, 2021:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity funds	$68,073	$—	$—	$68,073
Bond funds	148,292	6,496	—	154,788
Money market funds	7,897	—	—	7,897

Total	$224,262	$6,496	$—	$230,758

The Company’s overall investment strategy with respect to pension assets is growth, preservation of principal, preservation of purchasing power and partial immunization through asset/liability matching while maintaining return objectives over the long term. To achieve these objectives, the Company has established a strategic asset allocation policy. Plan assets are diversified both by asset class and within each asset class in order to provide reasonable assurance that no single security or class of security will have a disproportionate impact on the plan. The target allocation for 2022 and 2021 was a 40%-60% allocation between equity and bond funds. The Company will continue its policy to rebalance the portfolio on an annual basis. Performance of investment managers, liability measurement and investment objectives are reviewed on a regular basis.

Page 38	The Penn Mutual Life Insurance Company

($ in Thousands)

The Company’s qualified pension plan asset allocation and target allocations at December 31, 2022 and 2021 are as follows:

	2022 Target Allocation	Percentage of Plan Assets As of December 31,
Asset Category		2022	2021

Equity funds	40.0%	30.1%	29.5%
Bond funds	60.0%	66.2%	67.1%
Money market funds	—%	3.7%	3.4%

Total	100.0%	100.0%	100.0%

The expected rate of return on plan assets was estimated utilizing a variety of factors including the historical investment returns achieved over a long-term period, the targeted allocation of plan assets, and expectations concerning future returns in the marketplace for both equity and debt securities. Lower returns on plan assets result in higher net periodic benefit cost.

AMOUNTS RECOGNIZED IN THE STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS

The funded status of the defined benefit pension plans and other postretirement healthcare plans is a comparison of the projected benefit obligations to the assets related to the respective plan, if any. The difference between the two represents amounts that have been appropriately recognized as expenses in prior periods that appear as the net amount recognized or represent amounts that will be recognized as expenses in the future through the amortization of the unrecognized net actuarial gains or losses and unrecognized prior service costs or credits.

The following table sets forth the funded status of the plans as of December 31, 2022 and 2021 as of the measurement date:

	Pension Plans		Other Postretirement Healthcare Plans
	2022	2021	2022	2021

Benefit obligation	$(147,378)	$(195,103)	$(11,012)	$(16,913)
Fair value of plan assets	194,033	230,758	—	—

Funded Status	$46,655	$35,655	$(11,012)	$(16,913)

The funded status reconciles to amounts reported in the Statement of Admitted Assets, Liabilities and Surplus as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2022	2021	2022	2021

Prepaid pension asset (nonadmitted)	$63,949	$57,799	$—	$—
Accrued benefit cost and liability for benefits recognized (other liabilities)	(17,294)	(22,143)	(11,012)	(16,913)

Funded Status	$46,655	$35,656	$(11,012)	$(16,913)

2022 Statutory Financial Statements	Page 39

($ in Thousands)

The breakout of the fair value of plan assets, projected benefit obligation and accumulated benefit obligation for plans in an overfunded status, where the fair value exceeded the projected benefit obligation, and plans in an underfunded status, where the projected benefit obligation exceeded the fair value of plan assets were as follows as of December 31:

	Overfunded Pension Plans		Underfunded Pension Plans
	2022	2021	2022	2021

Projected benefit obligation	$(130,084)	$(172,959)	$(17,294)	$(22,143)
Fair value of plan assets	194,033	230,758	—	—

Funded Status	63,949	57,799	(17,294)	(22,143)

Accumulated benefit obligation	$(130,084)	$(172,959)	$(17,294)	$(22,143)

SURPLUS ITEMS NOT YET RECOGNIZED The amounts in surplus that have not yet been recognized as part of net periodic benefit cost/(credit) were as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2022	2021	2022	2021

Unrecognized prior service cost	$103	$123	$185	$626
Unrecognized actuarial (gain)/loss	50,574	49,437	(7,224)	(2,323)

Total	$50,677	$49,560	$(7,039)	$(1,697)

The following represents activity relating to amounts recognized in surplus or included in the remaining unrecognized transition liability from the adoption of SSAP No. 92, “Accounting for Postretirement Benefits Other Than Pensions,” during the year ended December 31, 2022 and 2021, including reclassification adjustments for those amounts recognized as components of net periodic benefit cost/(credit), for the years ended December 31:

	Pension Benefits		Other Benefits
	2022	2021	2022	2021

Items not yet recognized as a component of net periodic benefit cost/(credit) — prior year	$49,560	$57,468	$(1,697)	$(820)
Net prior service cost arising during the period	—	—	—	—
Net prior service (cost)/credit recognized to net periodic benefit cost/(credit)	(20)	(20)	(441)	(441)
Net prior service cost (credit) plan merger to net periodic benefit cost	—	—	—	—
Net actuarial loss/(gain) arising during the period	2,675	(5,932)	(5,155)	(436)
Net actuarial (loss) recognized to net periodic benefit cost/(credit)	(1,538)	(1,956)	254	—
Net actuarial gains (losses) from Plan Merger recognized to net periodic benefit cost	—	—	—	—

Items not yet recognized as a component of net periodic benefit cost — current year	$50,677	$49,560	$(7,039)	$(1,697)

Page 40	The Penn Mutual Life Insurance Company

($ in Thousands)

NET PERIODIC BENEFIT COST/(CREDIT) The components of net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2022	2021	2022	2021

Service cost	$—	$—	$231	$342
Interest cost	4,440	3,675	320	294
Expected return on plan assets	(15,827)	(15,374)	—	—
Amortization of prior service cost/(credit)	20	20	441	441
Amortization of actuarial losses/(gains)	1,538	1,956	(254)	—

Total net periodic benefit (credit)/cost	$(9,829)	$(9,723)	$738	$1,077

The weighted-average assumptions used to determine net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2022	2021	2022	2021

Discount rate for benefit obligations	2.86%	2.49%	2.88%	2.45%
Expected return on plan assets	7.00%	7.00%	N/A	N/A
Rate of compensation increase	N/A	N/A	N/A	N/A

The assumed health care cost trend rates used in determining net periodic benefit cost were as follows for the years ended December 31:

	2022		2021
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	6.75%	6.75%	6.20%	6.25%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%	5.00%	4.50%	5.00%
Year that the rate reaches the ultimate trend rate	2030	2030	2027	2027

ACTUAL CONTRIBUTIONS AND BENEFITS The contributions made and the benefits paid from the plans at December 31 were as follows:

	Pension Benefits		Other Benefits
	2022	2021	2022	2021

Employer Contributions	$2,287	$2,378	$1,296	$1,054
Benefits Paid	$(11,361)	$(10,966)	$(1,296)	$(1,054)

CASH FLOWS The Company’s funding policy is to contribute an amount at least equal to the minimum required contribution under ERISA. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

In 2023, the Company expects to make the minimum required contribution to the qualified pension plan, currently estimated to be $0. The Company expects to contribute to the nonqualified pension plans and other postretirement healthcare plans in amounts equal to the expected benefit costs of approximately $11,994 and $1,069, respectively.

2022 Statutory Financial Statements	Page 41

($ in Thousands)

The estimated future benefit payments are based on the same assumptions as used to measure the benefit obligations as of December 31, 2022 and 2021. The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

	Pension Plans	Other Post Retirement Healthcare Plans

2023	$11,994	$1,069
2024	11,809	1,054
2025	11,775	1,026
2026	11,802	1,003
2027	11,842	994
Years 2028-2032	56,853	4,296

DEFINED CONTRIBUTION PLANS The Company maintains three defined contribution pension plans for substantially all of its employees and full-time financial professionals. For two plans, designated contributions of up to 6% of annual compensation are eligible to be matched by the Company. Contributions for the third plan are based on tiered earnings of full-time financial professionals. For the years ended December  31, 2022, and 2021, the expense recognized for these plans was $8,315 and $8,967, respectively.

Note 10. FEDERAL INCOME TAXES

The Company follows Statement of Statutory Accounting Principles No. 101—Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 includes a calculation for the limitation of gross deferred tax assets for insurers that maintain a minimum of 300% of their authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2022 and 2021.

The Company is required to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable income exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused; although the realization is not assured, management believes it is more likely than not that the deferred tax assets, will be realized. The Company has not recorded a valuation allowance as of December 31, 2022 and 2021.

The components of deferred tax asset (“DTA”) and deferred tax liabilities (“DTL”) recognized by the Company are as follows as of December 31:

Description		2022			2021

	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$504,102	$14,627	$518,729	$482,323	$15,091	$497,414

Adjusted gross DTAs	504,102	14,627	518,729	482,323	15,091	497,414
Adjusted gross DTAs nonadmitted	(40,179)	—	(40,179)	(44,966)	—	(44,966)

Subtotal admitted adjusted DTA	463,923	14,627	478,550	437,357	15,091	452,448
Gross DTL	(144,243)	(78,732)	(222,975)	(137,198)	(96,862)	(234,060)

Net admitted DTA/(DTL)	$319,680	$(64,105)	$255,575	$300,159	$(81,771)	$218,388

Page 42	The Penn Mutual Life Insurance Company

($ in Thousands)

Description	Changes during 2022

	Ordinary	Capital	Total
Gross DTAs/(DTLs)	$21,779	$(464)	$21,315

Adjusted gross DTAs	21,779	(464)	21,315
Adjusted gross DTAs nonadmitted	4,787	—	4,787

Subtotal admitted adjusted DTA/(DTL)	26,566	(464)	26,102
Gross DTL	(7,045)	18,130	11,085

Net admitted DTA/(DTL)	$19,521	$17,666	$37,187

Admitted DTAs are comprised of the following admission components based on paragraph 11 of SSAP No. 101 as of December 31:

Description	2022			2021

	Ordinary	Capital	Total	Ordinary	Capital	Total
Admitted DTA 3 Years:
Federal income taxes that can be recovered:
Remaining adjusted gross DTAs expected to be realized in 3 years (lesser of 1 or 2):	$240,978	$14,597	$255,575	$203,297	$15,091	$218,388
1. Adjusted gross DTA expected to be realized	240,978	14,597	255,575	203,297	15,091	218,388
2. Adjusted gross DTA allowed per limitation threshold	—	—	355,534	—	—	353,462
Adjusted gross DTA offset by existing DTLs	222,975	—	222,975	234,060	—	234,060

Total admitted DTA realized within 3 years	$463,953	$14,597	$478,550	$437,357	$15,091	$452,448

Description	Changes during 2022

	Ordinary	Capital	Total
Admitted DTA 3 years:
Federal income taxes that can be recovered:
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):	$37,681	$(494)	$37,187
1. Adjusted gross DTA to be realized	37,681	(494)	37,187
2. Adjusted gross DTA allowed per limitation threshold	—	—	—
Adjusted gross DTA offset by existing DTLs	(11,085)	—	(11,085)

Total admitted DTA realized within 3 years	$26,596	$(494)	$26,102

The authorized control level RBC and total adjusted capital computed without net deferred tax assets utilized when determining the amount of admissible net deferred tax assets was as follows:

December 31	2022	2021

Ratio percentage used to determine recovery period and threshold limitation amount	435%	472%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$2,930,954	$3,084,344

2022 Statutory Financial Statements	Page 43

($ in Thousands)

The impact of tax planning strategies on the determination of adjusted gross DTAs and net admitted DTAs is as follows:

	December 31, 2022			December 31, 2021				Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Adjusted gross DTAs	—%	100%	3%	87%	100%	88%	(87)%	—%	(85)%
Net admitted DTAs	—%	100%	(25)%	92%	100%	89%	(92)%	—%	(114)%

The Company’s tax planning strategies does not include the use of reinsurance. There are no temporary differences for which a DTL has not been established.

Significant components of income taxes incurred

Current income taxes incurred consist of the following major components for the years ended December 31:

Description	2022	2021

Current federal income tax expense/(benefit)	$(3,579)	$(38,179)
Income tax effect on realized capital gains/(losses)	(15,461)	32

Federal and foreign income taxes incurred	$(19,040)	$(38,147)

As reported on the capital gains and losses, net of tax as disclosed within the income statement, the Company’s accounting policy is to record tax expense or benefit as calculated pursuant to the Internal Revenue Code, adjusted for taxes transferred to the IMR reserve.

Page 44	The Penn Mutual Life Insurance Company

($ in Thousands)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows as of December 31:

	2022	2021	Change

DTAs resulting in book/tax differences in:
Ordinary:
Future policy benefits	$125,975	$111,246	$14,729
DAC	151,726	129,337	22,389
Deferred compensation	38,022	39,181	(1,159)
Nonadmitted assets	19,294	16,827	2,467
LIHTC credits	68,418	75,448	(7,030)
Coinsurance transaction	—	2,027	(2,027)
PML Reserve Financing	36,343	36,343	—
PML Reinsurance	60,741	64,825	(4,084)
Other- ordinary	3,583	7,089	(3,506)

Subtotal — Gross ordinary DTAs	504,102	482,323	21,779
Nonadmitted ordinary DTAs	(40,179)	(44,966)	4,787

Admitted ordinary DTAs	463,923	437,357	26,566
Capital:
OTTI on Investments	14,627	15,091	(464)

Gross capital DTAs	14,627	15,091	(464)

Admitted capital DTAs	14,627	15,091	(464)

Admitted DTAs	478,550	452,448	26,102
DTLs resulting in book/tax differences in:
Ordinary:
Investments — ordinary	(117,891)	(104,787)	(13,104)
Future Policy Benefits — 8 year spread	(18,176)	(24,235)	6,059
Other	(8,176)	(8,176)	—

Ordinary DTLs	(144,243)	(137,198)	(7,045)
Capital:
Alternative asset investments	(45,428)	(40,890)	(4,538)
Net unrealized investment gains	(33,304)	(55,972)	22,668

Capital DTLs	(78,732)	(96,862)	18,130

DTLs	(222,975)	(234,060)	11,085

Net deferred tax asset	$255,575	$218,388	$37,187

2022 Statutory Financial Statements	Page 45

($ in Thousands)

The change in deferred income taxes, exclusive of the effect of nonadmitted assets, as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the Statements of Changes in Surplus, is comprised of the following:

	2022	2021	Change

Total deferred tax assets	$518,729	$497,414	$21,315
Total deferred tax liabilities	(222,975)	(234,060)	11,085

Net deferred tax asset	$295,754	$263,354	$32,400

Tax effect of net unrealized gains/(losses)			(22,668)
Tax effect of postretirement liability			899

Change in net deferred income tax			$10,631

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing the differences as of December 31, 2022 are as follows:

Description	Amount	Tax Effect	Effective Tax Rate

Income (Loss) before taxes	$40,034	$8,407	21.00%
Income from affiliates	(146,896)	(30,848)	(77.06)%
Separate account dividend received deduction	(24,527)	(5,150)	(12.87)%
LIHTC	—	(4,540)	(11.34)%
Executive benefits	23,500	4,935	12.33%
IMR tax adjustment	11,637	2,444	6.10%
Dividends received deduction	(2,411)	(506)	(1.26)%
2021 tax return true-up	(10,684)	(2,244)	(5.60)%
Change in non-admitted asset	(11,745)	(2,466)	(6.16)%
Other	1,421	297	0.75%

Total	$(119,671)	$(29,671)	(74.12)%

Federal income taxes incurred		$(3,579)	(8.94)%
FIT expense/(benefit) on realized capital gains/losses		(11,184)	(27.94)%
FIT in IMR gains/losses		(4,277)	(10.68)%
Change in net deferred income tax		(10,631)	(26.56)%

Total Statutory Taxes		$(29,671)	(74.12)%

The effective tax rate is primarily driven by the following components: (1) the reversal of income from affiliates, the tax on which is recorded in their separate company financial statements, (2) the separate account dividends received deduction, and (3) low income housing tax credits.

The Company has $68,418 of LIHTC carryforwards as of December 31, 2022 that will begin to expire in 2034.

There was no income tax expense for 2022, 2021 and 2020 that is available for recoupment in the event of future net losses. The Company has not made any deposits regarding the suspension of running interest (protective deposits) pursuant to Internal Revenue Code Section 6603.

The Company’s federal income tax return is consolidated with its majority owned subsidiaries listed below. The method of tax allocation among the companies is subject to a written agreement, whereby the tax allocation is made on a benefits for loss basis. The tax share agreement allows for each direct Subsidiary of Parent that owns stock of another Subsidiary to be treated as the Intermediate Parent of the Intermediate Parent Group.

Page 46	The Penn Mutual Life Insurance Company

($ in Thousands)

A listing of the companies included in the consolidated return is as follows:

Penn Insurance & Annuity Company

PIA Reinsurance Company of Delaware I

Vantis Life Insurance Company

Penn Insurance and Annuity Company of New York

Tax years 2019 and subsequent are subject to audit by the Internal Revenue Service.

The Company recognizes interest and penalties, if any, related to unrecognized tax benefits, as a component of tax expense. During the years ended December 31, 2022 and 2021, the Company did not recognize or accrue penalties or interest.

The Company had no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within the next twelve months of the reporting date.

On August 16, 2022, the Inflation Reduction Act of 2022 (Act) was passed by the US Congress and signed into law by President Biden. The Act includes a new corporate alternative minimum tax (CAMT) for tax years beginning after December 31, 2022. The Company has determined that it does not expect to be liable for CAMT in 2023.

Note 11. REINSURANCE

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements. Reinsurance ceded permits recovery of a portion of losses from reinsurers.

The table below highlights the reinsurance amounts shown in the accompanying financial statements.

	Direct	Assumed	Ceded	Net Amount

December 31, 2022:
Premium and annuity considerations	$2,771,772	$11,831	$1,924,645	$858,958
Reserves and funds for payment of insurance and annuity benefits	18,408,702	4,229	5,480,114	12,932,817

December 31, 2021:
Premium and annuity considerations	$2,402,947	$10,957	$1,162,219	$1,251,685
Reserves and funds for payment of insurance and annuity benefits	16,459,008	3,660	5,143,788	11,318,880

The Company entered into a coinsurance funds withheld agreement with a certified, non-affiliated reinsurer, effective June 30, 2020, and amended October 1, 2020, to coinsure an existing block of Term and Universal Life policies on a quota share basis. In addition, this agreement reinsured on a YRT basis certain Universal Life policies on a quota share basis. The agreement generated an after-tax gain of $238,580, that was a direct increase to surplus and will be amortized into income.

The Company entered into a coinsurance fund withheld agreement with an authorized, non-affiliated reinsurer, effective September 30, 2017, to coinsure an existing block of whole life policies on a 20% quota share basis. In addition to the whole life policies, this agreement reinsured on a YRT basis certain Universal Life policies on a 85% quota share basis. The agreement generated an after-tax gain of $61,750, that was a direct increase to surplus and will be amortized into income. The agreement was amended on April 1, 2020 and generated an additional after-tax gain of $19,750, that was a direct increase to surplus and will be amortized into income.

The Company has entered into an indemnity reinsurance agreement with a single non-affiliated reinsurer, whereby the Company cedes its risk associated with the Disability Income line of business. Under the agreement, 95% of the assets and liabilities were transferred to the reinsurer, and the assets were placed in a trust that names the Company as beneficiary. As of December 31, 2022 and 2021, the Company had a related reserve credit of $167,333

2022 Statutory Financial Statements	Page 47

($ in Thousands)

and $175,206, respectively, which was secured by investment grade securities with a market value of $238,951 and $279,931, respectively, held in trust.

The Company entered into a coinsurance agreement with an authorized, non-affiliated reinsurer, effective January 1, 2013, to coinsure an existing block of guaranteed term products. The coinsurance agreement generated an after-tax gain of $30,200, which was a direct increase to surplus. The after-tax gain was amortized into income over the emerging earnings of the business, and fully amortized in 2022.

INTERCOMPANY REINSURANCE The Company maintains various reinsurance agreements with affiliates. The following table summarizes premium and reserves balances associated with such agreements as of and for the years ended December 31:

		Assumed/(Ceded)
		2022		2021
	Affiliate	Premium	Reserves	Premium	Reserves

Coinsurance Modified Coinsurance	PIANY	$(48,295)	$(224,537)	$(59,488)	$(186,902)
YRT — Over retention	PIANY	2,771	543	2,259	282
Coinsurance Funds Withheld	PIA	(33,895)	(1,518,169)	(36,080)	(1,447,171)
Coinsurance — Inforce	PIA	(37,929)	(565,410)	(42,332)	(545,308)
Coinsurance	PIA	(92,718)	(1,293,105)	(100,613)	(1,215,179)
YRT — Over retention	PIA	4,239	584	3,726	452
YRT — Over retention	Vantis	13	52	—	15

Total		$(205,814)	$(3,600,042)	$(232,528)	$(3,393,810)

Coinsurance Modified Coinsurance — PIANY PML ceded to PIANY an inforce block of New York issued variable universal life and variable deferred annuity policies. The Company ceded 100% of the insurance risk, gross of inuring reinsurance.

YRT Over Retention — PIANY The company assumes from PIANY the policies that result in retention greater than $300 per life, up to $7,500.

Coinsurance Funds Withheld — PIA At December 31, 2014, the Company entered into a contract to cede reserves pursuant to transactions subject to the requirements of Section 7 of the NAIC XXX and AXXX Reinsurance Model Regulation. PIA contemporaneously reinsured the policies to PIA Reinsurance Company of Delaware I (“PIAre I”), an authorized, affiliated reinsurer. The agreement generated an after-tax gain of $173,062, that was a direct increase to surplus and is amortized into income as earnings emerge.

Coinsurance — Inforce — PIA Effective January 1, 2015, PML ceded to PIA an inforce block of single life index universal life policies. The Company ceded 100% of the risk, net of inuring reinsurance. The after-tax gain of $20,814 was a direct increase to surplus and has been fully amortized into income.

Coinsurance — PIA The Company cedes certain insurance risks to PIA on a coinsurance basis.

YRT — Over Retention — PIA The Company assumed from PIA policies issued after October 1, 2006 and before October 1, 2014 that resulted in retention greater than $1,000 per life.

YRT — Over retention — Vantis Effective April 12, 2021, the Company assumed from Vantis a quota share of 90% for term policies and 50% for whole life policies. If Vantis has reached its retention limit of $300 per life, the Company’s share will be 100% of the excess up to $5,000.

Page 48	The Penn Mutual Life Insurance Company

($ in Thousands)

Note 12. RELATED PARTIES

The Company holds revolving loan agreements with affiliates.

Affiliate	Effective Date	Maturity Date	Maximum Amount	Current Interest Rate

JMS	March 1, 2009	March 2028	$65,000	Market Based at time of draw
JMS	September 1, 2016	September 2036	100,000	8%
JMS	December 1, 2018	December 2038	130,000	8%
JMS	December 1, 2018	December 2038	100,000	8%
PMAM	July 1, 2019	July 2039	100,000	Market Based at time of draw
JMS	August 19, 2021	August 2041	150,000	8%
PMAM	August 31, 2021	August 2041	100,000	Market Based at time of draw
PMAM	June 22, 2022	June 2042	100,000	Market Based at time of draw

The Company recorded $49,451 and $36,837 in interest income on these notes for the years ended December 31, 2022 and 2021, respectively. At December 31, 2022 and 2021, the Company had outstanding principle receivables of $650,000 and $500,000 and interest receivables of $14,469 and $8,280, respectively, relating to these agreements.

Beginning in 2022, JMS has a line of credit with the Company. There was no outstanding balance as of December 31, 2022.

The Company’s investment in PMAM’s Private Funds/PMUBX at December 31, 2022 and 2021 of $108,695 and $249,641, respectively, represents a majority ownership of the funds and are considered affiliates.

The Company’s unconsolidated subsidiaries had combined assets of $15,839,682 and $14,418,870 and combined liabilities of $14,760,955 and $12,824,502 as of December 31, 2022 and 2021, respectively. The admitted value of the Company’s investments in subsidiaries includes goodwill of $74,434 and $69,603 and other intangible assets of $3,220 and $4,547 at December 31, 2022 and 2021, respectively.

The Company made the following capital contributions and received the following returns of capital for 2022 and 2021, respectively:

December 31	2022		2021
	Capital Contributions	Return of Capital	Capital Contributions	Return of Capital

PIA	$60,000	$—	$30,000	$—
Vantis	35,000	—	100	—
PIANY	15,000	—	5,000	—
HTK	—	—	6,500	—

Capital contributions and return of capital were in the form of cash.

Under a variety of intercompany agreements, the Company provides its subsidiaries with administrative services, leases, and accounting services. For 2022 and 2021, the total expenses incurred by subsidiaries under these agreements were $61,801 and $78,383, respectively. The Company received services from its subsidiary, Vantis, during 2021 and 2020, incurring expenses of $2,578 and $4,080, respectively. The net amount due to the Company was $16,272 and $14,565 at December 31, 2022 and December 31, 2021, respectively. Under the terms of an investment management agreement, the Company incurred expenses from PMAM of $12,688 and $12,688 for 2022 and 2021, respectively.

2022 Statutory Financial Statements	Page 49

($ in Thousands)

Note 13. COMMITMENTS, CONTINGENCIES AND UNCERTAINTIES

LITIGATION The Company and its subsidiaries are involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. In addition, the regulators within the insurance and brokerage industries continue to focus on market conduct and compliance issues. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

For some matters, the Company is able to estimate a possible range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company, however, believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses.

GUARANTY FUNDS The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The liability for estimated guaranty fund assessments net of applicable premium tax credits as December 31, 2022 and 2021 was $175. The Company monitors sales materials and compliance procedures and makes extensive efforts to minimize any potential liabilities in this area. The Company believes such assessments in excess of amounts accrued will not materially impact its financial statement position, results of operation, or liquidity.

LEASES The Company has entered into other leases, primarily for field offices.

As of December 31, 2022 future minimum payments under noncancellable leases are as follows:

For the year ending:

2023	$8,514
2024	$6,983
2025	$5,481
2026	$3,195
Thereafter	$348

Rent expense was $8,221 and $17,827 as of December 31, 2022 and December 31, 2021, respectively.

COMMITMENTS In the normal course of business, the Company extends commitments relating to its investment activities. As of December 31, 2022, the Company had outstanding commitments totaling $323,119 relating to these investment activities. The fair value of these commitments approximates the face amount.

Note 14. SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2022 and through the financial statement issuance date of February 17, 2023 and has determined that there were no other significant events requiring recognition in the financial statements and no additional events requiring disclosure in the financial statements.

Page 50	The Penn Mutual Life Insurance Company

About The Penn Mutual Life Insurance Company

For more than 175 years, Penn Mutual has been helping people get stronger. Our expertly crafted life insurance is vital to long-term financial health and strengthens people’s ability to enjoy every day. Working with our trusted network of financial professionals, we take the long view, building customized solutions for individuals, their families, and their businesses. Penn Mutual supports its financial professionals with retirement and investment services through its wholly-owned subsidiary Hornor, Townsend & Kent, LLC, member FINRA/SIPC.

Visit Penn Mutual at www.pennmutual.com.

© 2023 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172, www.pennmutual.com

PM9141	01/23